UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Union Bankshares Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

First Market Bank, FSB Class A common stock, par value $0.01 per share, Class B common stock, par value $0.01 per share, and Series A preferred stock, par value $100,000 per share.

(2)	Aggregate number of securities to which the transaction applies:

578.262 shares of Class A common stock, 490 shares of Class B common stock and 100 shares of Series A preferred stock of First Market Bank, FSB.

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$90,954,027, calculated pursuant to Rule 0-11(c)(1)(i) and Rule 0-11(a)(4) of the Securities Exchange Act of 1934, as amended, which represents the book value of the securities of First Market Bank, FSB.

(4)	Proposed maximum aggregate value of the transaction:

$90,954,027, calculated pursuant to Rule 0-11(c)(1)(i) and Rule 0-11(a)(4) of the Securities Exchange Act of 1934, as amended.

(5)	Total fee paid:

$5,076.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Preliminary Proxy Statement, Subject to Completion, dated June 30, 2009

[UBSH Logo]

PROPOSED MERGER – YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholders:

We are pleased to report that the board of directors of Union Bankshares Corporation has unanimously approved a strategic merger with First Market Bank that will create the largest independent community banking organization headquartered in Virginia. We are sending you this document to ask you, as a UBSH shareholder, to vote in favor of certain merger related matters.

The combined company, which will change its name to [“Union First Market Bankshares Corporation”], will have assets of over $4 billion, a strong capital base and 97 branches with a strong presence in high growth markets. We believe the combined company will be well positioned to achieve strong financial performance and increase shareholder value through a balanced business mix, greater scale and enhanced efficiencies and competitiveness. In the proposed merger, First Market will merge with and into a newly-formed interim bank subsidiary of UBSH, and the continuing bank will operate under the name First Market Bank until such time as Union Bank and Trust Company, a wholly-owned subsidiary of UBSH, merges into the continuing bank and the combined bank operates under the new name,                                         .

Upon completion of the proposed merger, we estimate that the current UBSH shareholders will own approximately 65% of the combined company and the First Market shareholders will own approximately 35% of the combined company. In the merger, the First Market shareholders will receive 6,273.259 shares of UBSH common stock for each share of First Market common stock. In addition, each share of First Market’s Series A 9% Non-Cumulative Preferred Stock will be converted into the number of shares of UBSH common stock that is equal to the quotient determined by dividing $100,000 (the stock’s liquidation preference) by the 10-day average trading price of UBSH common stock as of the fifth business day before the closing, provided that the average trading price will not be more than $16.89 or less than $12.89. UBSH shareholders will continue to own their existing shares, which will not be affected by the merger.

Your vote is important. We are holding a special meeting of our shareholders to obtain approval of the issuance of up to approximately 7.5 million shares of our common stock in the merger and the change in our corporate name to [Union First Market Bankshares Corporation]. We urge you to read carefully this entire proxy statement, which includes important information about the merger. You should also carefully consider the information in the “Risk Factors” section beginning on page [        ].

Whether or not you plan to attend the special meeting, it is important that your shares be represented at the meeting and your vote recorded. Please take the time to vote by completing and mailing the enclosed proxy card. Even if you return the proxy, you may attend the special meeting and vote your shares in person.

The UBSH board of directors unanimously recommends that you vote FOR the proposals to issue shares to First Market shareholders in the merger and to change the corporate name.

Thank you for your support.

Ronald L. Hicks	G. William Beale
Chairman of the Board	President and Chief Executive Officer

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in connection with the merger or determined if this proxy statement is accurate or complete. Any representation to the contrary is a criminal offense.

The securities to be issued in the merger are not savings or deposit accounts and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

This proxy statement is dated                     , 2009 and is first being mailed to shareholders on or about                     , 2009.

UNION BANKSHARES CORPORATION

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on                     , 2009

A special meeting of shareholders of Union Bankshares Corporation (“UBSH”) will be held at the UBSH Operations Center, which is located at 24010 Partnership Boulevard, Ruther Glen, Virginia, at         :              .m. local time, on                     , 2009 for the following purposes:

1.	To consider and vote on a proposal to approve the issuance of up to approximately 7.5 million shares of UBSH common stock to the shareholders of First Market Bank, FSB (“FMB”) in accordance with the First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009, between UBSH and FMB, and a related Plan of Merger (together, the “merger agreement”), whereby FMB will merge with and into a newly-formed interim bank subsidiary of UBSH upon the terms and subject to the conditions set forth in the merger agreement, as more fully described in the accompanying proxy;

2.	To consider and vote on a proposal to amend the articles of incorporation of UBSH to change its name to [“Union First Market Bankshares Corporation”];

3.	To consider and vote on a proposal to adjourn or postpone the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the shareholders at the meeting; and

4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

All shareholders of record of UBSH common stock at the close of business on                     , 2009, are entitled to notice of and to vote at the meeting and any adjournments thereof.

By Order of the Board of Directors,

Janis Orfe
General Counsel/Executive Vice President/
Corporate Secretary

                    , 2009

The UBSH board of directors unanimously recommends that shareholders vote “FOR” approval of the issuance of common stock to FMB shareholders in the merger, “FOR” approval of the amendment to the articles of incorporation and “FOR” approval to adjourn or postpone the special meeting, if necessary.

Please promptly complete and return the enclosed proxy, whether or not you plan to attend the special meeting. If you attend the meeting in person, you may withdraw your proxy and vote your own shares.

ADDITIONAL INFORMATION

This proxy statement incorporates by reference important business and financial information about UBSH from other documents that are not included in or delivered with this proxy statement. For a listing of the documents incorporated by reference, see “Where You Can Find More Information” on page       . This information is available to you without charge upon your written or oral request. You can obtain the documents incorporated by reference into this proxy statement through the Securities and Exchange Commission’s website at http://www.sec.gov, through UBSH’s website at http://www.ubsh.com or by requesting them in writing or by telephone at the address below:

By Mail:	Union Bankshares Corporation
Investor Relations
211 North Main Street
P.O. Box 446
Bowling Green, Virginia 22427-0446

By Telephone: (804) 633-5031

To receive timely delivery of the documents in advance of the special meeting, please make your request no later than                     , 2009.

In this proxy statement, Union Bankshares Corporation is referred to as “UBSH,” the newly-formed interim bank subsidiary of UBSH is referred to as the “interim bank,” Union Bank and Trust Company is referred to as “UBTC” and First Market Bank, FSB is referred to as “FMB.” The merger of FMB with and into the interim bank is referred to as the “merger,” and the First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009, between Union Bankshares Corporation and First Market Bank, FSB, including the related Plan of Merger between FMB and the interim bank, is referred to collectively as the “merger agreement.” We refer to UBSH after the merger as the “combined company,” the bank resulting from the merger of FMB and the interim bank as the “continuing bank” and the bank resulting from the merger of the continuing bank and UBTC as the “combined bank.”

Annex A	First Amended and Restated Agreement and Plan of Reorganization (excluding certain exhibits)
Annex B	Opinion of Keefe, Bruyette & Woods, Inc., Financial Advisor to UBSH
Annex C	Form of Registration Rights Agreement

QUESTIONS AND ANSWERS

The following questions and answers briefly address some commonly asked questions about the UBSH special meeting and the merger. They may not include all the information that is important to UBSH shareholders. We urge shareholders to read carefully this entire proxy statement, including the annexes and the other documents referred to herein.

Q:	What is the transaction?

A:	UBSH and FMB have entered into a merger agreement whereby FMB will merge with and into a newly-formed interim bank subsidiary of UBSH, and FMB shareholders will receive UBSH stock in exchange for their FMB stock.

Q:	Why am I receiving these materials?

A:	We are sending you these materials to solicit your proxy and help you decide how to vote your shares of UBSH stock. These materials are intended to help our shareholders decide how to vote their shares with respect to the proposals to approve the issuance of common stock to FMB shareholders in the merger and to change the name of UBSH to [Union First Market Bankshares Corporation].

We are holding a special meeting of shareholders to vote on the proposals necessary to complete the merger. Information about this meeting, the merger and the other business to be considered by shareholders is contained in this proxy statement.

Q:	Why did UBSH enter into the merger agreement?

A:	The board of directors of UBSH believes the proposed merger is in the best interest of UBSH and will provide significant benefits to you. The board believes that joining together with FMB is the best way to increase shareholder value in the long run for UBSH shareholders and will position the combined company to be a stronger competitor in the increasingly competitive market for financial institutions. To review the background and reasons for the merger in more detail, see pages through .

Q:	What will FMB shareholders receive in the merger?

A:	In the proposed merger, holders of FMB’s Class A and Class B common stock will receive 6,273.259 shares of common stock of the combined company for each of their shares of FMB common stock. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing. In addition, each share of FMB’s Series A 9% Non-Cumulative Preferred Stock (“Series A preferred stock”) will be converted into the number of shares of common stock of the combined company that is equal to the quotient determined by dividing $100,000 (the stock’s liquidation preference) by the 10-day average trading price of UBSH common stock as of the fifth business day before the closing, provided that average trading price will not be more than $16.89 or less than $12.89. UBSH shareholders will continue to own their existing shares, which will not be affected by the merger. It is expected that the holders of FMB common stock and Series A preferred stock will own approximately 35% of the combined company on a fully diluted basis.

Q:	Will shareholders of the combined company receive dividends after the merger?

A:	Pursuant to the merger agreement, until the effective date of the merger, UBSH may pay quarterly dividends on shares of UBSH common stock at a rate not to exceed $0.12 per share per quarter. This rate may be increased in the event UBSH repays funds it received from the U. S. Department of the Treasury under the Troubled Asset Relief Program on December 19, 2008 and is no longer restricted as to dividend payments. UBSH paid a quarterly dividend of $0.12 per share during the quarter ended March 31, 2009 and paid a quarterly dividend of $0.06 per share during the quarter ended June 30, 2009. UBSH expects that it will continue to pay quarterly dividends at a rate ranging from $0.06 to $0.12 per share in the future, but may change that policy based on business conditions, UBSH’s financial condition and earnings or other factors.

Q:	What will the name of the combined company be?

A:	Following the merger, the name of the combined company will be [Union First Market Bankshares Corporation]. After the merger, the continuing bank will operate under the name First Market Bank until such time as UBTC merges into the continuing bank and the combined bank operates under the new name, .

Q:	Where will the headquarters of the combined company be located?

A:	Following the merger, the combined company will be headquartered in Richmond, Virginia. The operations center of the combined company will remain in Caroline County, Virginia.

Q:	Who will manage the combined company following the merger?

A:	The combined company will be governed by a board of directors comprised of thirteen directors, of which ten will be the current UBSH directors, one will be the current FMB president and chief executive officer, David J. Fairchild, and the remaining two directors will be James E. Ukrop, the current chairman of the board of FMB, and Steven A. Markel, a current director of FMB.

Current UBSH president and chief executive officer, G. William Beale, will serve as chief executive officer of the combined company. Mr. Fairchild will serve as president of the combined company. Current UBSH executive vice president and chief banking officer John C. Neal will serve as executive vice president and chief banking officer for the combined company, and current UBSH executive vice president and chief financial officer D. Anthony Peay will serve as executive vice president and chief financial officer for the combined company.

Q:	Who will manage the combined bank following the merger?

A:	The combined bank will be governed by a board of directors comprised of fifteen directors, of which twelve will be current directors of UBTC or UBSH, one will be Mr. Fairchild and the remaining two directors will be current directors of FMB.

Mr. Beale will serve as chief executive officer of the combined bank. Mr. Neal will serve as president and Mr. Fairchild will serve as executive vice president and chief banking officer for the combined bank.

Q:	When does UBSH expect to complete the merger?

A:	We expect to complete the merger after all conditions to the merger in the merger agreement are satisfied or waived, including after shareholder approvals are received at the special meeting, and all required regulatory approvals are received. We currently expect to complete the merger in the fourth quarter of 2009. However, it is possible that factors outside of our control could require us to complete the merger at a later time or not to complete it at all.

Q:	How does the UBSH board of directors recommend that I vote?

A:	The UBSH board of directors unanimously recommends that UBSH shareholders vote FOR the proposal to issue shares of common stock to FMB shareholders in the merger, FOR the proposal to change the name of UBSH to [“Union First Market Bankshares Corporation”], and FOR the proposal to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting to approve the matters considered.

Q:	What do I need to do now?

A:	After carefully reading and considering the information contained in this proxy statement, please vote your shares as soon as possible so that your shares will be represented at the special meeting. Please follow the instructions set forth on the proxy card or on the voting instruction form provided by the record holder if your shares are held in the name of your broker or other nominee.

Q:	How do I vote?

A:	You may vote before the special meeting by completing, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope.

You may also cast your vote in person at the special meeting. If your shares are held in “street name,” through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. “Street name” shareholders who wish to vote in person at the meeting will need to present a proxy from the institution that holds their shares.

Q:	If my shares are held in “street name” by a broker or other nominee, will my broker or nominee vote my shares for me?

A:	Your broker or other nominee does not have authority to vote on the proposals described in this proxy statement if you do not provide instructions to it on how to vote. Your broker or other nominee will vote your shares held by it in “street name” with respect to these matters ONLY if you provide instructions to it on how to vote. You should follow the directions your broker or other nominee provides.

Q:	When and where is the special meeting of shareholders?

A:	The special meeting of UBSH shareholders will be held at : .m., local time, on , 2009 at the UBSH Operations Center, located at 24010 Partnership Boulevard, Ruther Glen, Virginia. All shareholders of UBSH common stock as of the record date, or their duly appointed proxies, may attend the meeting.

Q:	What vote is required to approve each proposal?

A:	The proposal to issue up to approximately 7.5 million shares of common stock to FMB shareholders requires the affirmative vote of a majority of the total votes cast on the proposal.

The proposal to amend the articles of incorporation of UBSH to change the name of the company to [“Union First Market Bankshares Corporation”] requires the affirmative vote of a majority of all votes entitled to be cast.

Approval of a motion to adjourn or postpone the special meeting to permit further solicitation of proxies to approve the matters considered at the special meeting requires the affirmative vote of at least a majority of the shares represented at the special meeting, whether or not a quorum is present.

Q:	What if I do not vote on the matters relating to the merger?

A:	With respect to the proposal to issue shares of UBSH common stock to FMB shareholders, if you fail to vote, fail to instruct your broker or other nominee how to vote or respond with an “abstain” vote, you will not be considered to have cast a vote, and your proxy will be disregarded for purposes of determining whether a majority of the total votes cast have approved the proposal. If you do not hold your shares in street name and respond but do not indicate how you want to vote on the merger, your proxy will be counted as a vote in favor of the proposals.

With respect to the proposal to amend the UBSH articles of incorporation to change the name of the company, if you fail to vote or fail to instruct your broker or other nominee how to vote, your failure to vote will have the same effect as a vote against approval of the amendment. If you are a shareholder and you respond with an “abstain” vote, your proxy will have the same effect as a vote against approval of the amendment. If you do not hold your shares in street name and respond but do not indicate how you want to vote on the amendment, your proxy will be counted as a vote in favor of such proposal.

Q:	May I change my vote after I have delivered my proxy or voting instruction card?

A:	Yes. You may change your vote at any time before your proxy is voted at the special meeting. You may do this in one of three ways:

•	by sending a notice of revocation to the UBSH corporate secretary;

•	by sending a completed proxy card bearing a later date than your original proxy card; or

•	by attending the special meeting and voting in person; your attendance alone will not revoke any proxy.

If you choose either of the first two methods, you must take the described action no later than the beginning of the special meeting.

If your shares are held in an account at a broker or other nominee, you should contact your broker or other nominee to change your vote.

Q:	Do I have dissenter’s or appraisal rights?

A:	As a holder of UBSH common stock, you will not be entitled to exercise any dissenter’s or appraisal rights in connection with the merger.

Q:	Do I need to send in my stock certificates in connection with the merger?

A:	No. You will not be required to exchange your certificates representing shares of UBSH common stock in connection with the merger. You will not receive any cash or securities in the merger, but instead you will continue to hold your existing shares of UBSH common stock.

Q:	Whom should I contact if I have any questions about the proxy materials or voting?

A:	If you have any questions about the merger or if you need assistance in submitting your proxy or voting your shares or need additional copies of the proxy statement or the enclosed proxy card, you should contact the UBSH Investor Relations Department by calling (804) 633-5031 or by writing to Union Bankshares Corporation, 211 North Main Street, P.O. Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations.

If your shares are held in a stock brokerage account or by a bank or other nominee, you should call your broker or other nominee for additional information.

SUMMARY

This summary highlights selected information from this proxy statement. It does not contain all of the information that is important to you. We urge you to read carefully the entire proxy statement and the other documents to which this proxy statement refers to understand fully the merger and the other matters to be considered at the special meeting. See “Where You Can Find More Information” beginning on page __. Each item in this summary includes a page reference directing you to a more complete description of that item.

The Parties (page       )

Union Bankshares Corporation

211 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427-0446

(804) 633-5031

Union Bankshares Corporation is a multibank holding company headquartered in Caroline County, Virginia providing financial services through its three community banks, Union Bank and Trust Company, Northern Neck State Bank and Rappahannock National Bank, and its three nonbank financial services affiliates, Union Investment Services, Inc., a full service discount brokerage company, Union Mortgage Group, Inc., a full service mortgage lender and Union Insurance Group, LLC, a full service provider of insurance products and financial planning. UBSH’s current market area stretches from Rappahannock County to Fredericksburg and north to Fairfax, south to Richmond, east to Williamsburg, west to Charlottesville and throughout the Northern Neck area of Virginia.

The common stock of UBSH is traded on the NASDAQ Global Select Market under the symbol “UBSH.”

As of March 31, 2009, UBSH had total consolidated assets of approximately $2.6 billion, total net consolidated loans of approximately $1.9 billion, total consolidated deposits through its banking subsidiaries of approximately $2.0 billion and consolidated shareholders’ equity of approximately $275.0 million.

First Market Bank, FSB

111 Virginia Street, Suite 200

Richmond, Virginia 23219

(804) 327-7500

First Market Bank, FSB is a privately held, federally chartered savings bank, headquartered in Richmond, Virginia, which operates 39 branches throughout central Virginia. FMB offers a range of commercial and retail banking products and services, as well as trust and investment services.

As of March 31, 2009, FMB had total consolidated assets of approximately $1.4 billion, total net loans of approximately $1.0 billion, total deposits of approximately $1.2 billion and shareholders’ equity of approximately $124.9 million.

The Merger (page       )

We are proposing a combination with FMB through a merger of FMB with and into a newly-formed interim bank subsidiary of UBSH. After the merger, the combined company will operate under the new name of [“Union First Market Bankshares Corporation”], and the continuing bank from the merger will operate as a Virginia chartered bank subsidiary of UBSH under the name “First Market Bank” until such time as UBTC merges into the continuing bank and the combined bank operates under the new name,                                         . We refer to the company resulting from the merger as the “combined company,” the bank resulting from the merger of FMB and the interim bank as the “continuing bank” and the bank resulting from the merger of the continuing bank and UBTC as the “combined bank.” The parties expect to complete the merger by the end of 2009. The merger agreement is attached to this proxy statement as Annex A. We encourage you to read the merger agreement because it is the legal document that governs the merger.

Consideration to be Received in the Merger by FMB Shareholders (page       )

In the proposed merger, FMB shareholders will receive 6,273.259 shares of the common stock of the combined company for each of their whole shares of FMB common stock outstanding on the effective date of the merger and cash in lieu of any fractional shares. In addition, each share of FMB’s Series A preferred stock will be converted into the number of shares of common stock of the combined company that is equal to the quotient determined by dividing $100,000 (the stock’s liquidation preference) by the 10-day average trading price of UBSH common stock as of the fifth business day before closing, provided that average trading price will not be more than $16.89 or less than $12.89.

UBSH shareholders will continue to own their existing shares of UBSH common stock, with each share of UBSH common stock representing one share of common stock in the combined company following the merger.

Ownership of the Combined Company After the Merger (page       )

Upon completion of the merger, current UBSH shareholders will own approximately 65% of the combined company’s outstanding common stock, on a fully diluted basis, and the holders of FMB common stock and Series A preferred stock will own approximately 35% of the combined company’s outstanding common stock, on a fully diluted basis.

Directors and Executive Officers Following the Merger (page       )

The Combined Company. The combined company will be governed by a board of directors comprised of thirteen directors, of which ten will be the current UBSH directors, one will be the current FMB president and chief executive officer, David J. Fairchild, and the remaining two will be James E. Ukrop, the current chairman of the board of FMB, and Steven A. Markel, a current director of FMB.

Current UBSH president and chief executive officer, G. William Beale, will serve as chief executive officer of the combined company. Mr. Fairchild will serve as president of the combined company. Current UBSH executive vice president and chief banking officer, John C. Neal, will serve as executive vice president and chief banking officer for the combined company, and current UBSH executive vice president and chief financial officer D. Anthony Peay will serve as executive vice president and chief financial officer for the combined company.

The Combined Bank. The combined bank will be governed by a board of directors comprised of fifteen directors, of which twelve will be current directors of UBTC or UBSH, one will be the current FMB president and chief executive officer, Mr. Fairchild, and the remaining two will be current directors of FMB.

Mr. Beale will serve as chief executive officer of the combined bank. Mr. Neal will serve as president and Mr. Fairchild will serve as executive vice president and chief banking officer for the combined bank.

Recommendation of the UBSH Board of Directors (page       )

The UBSH board of directors unanimously recommends that UBSH shareholders vote FOR the proposal to issue shares of common stock to FMB shareholders in the merger, FOR the proposal to change the name of UBSH to [“Union First Market Bankshares Corporation”], and FOR the proposal to adjourn or postpone the meeting to a later date or dates, if necessary.

Opinions of UBSH’s Financial Advisors (page       )

UBSH engaged the firm of Keefe, Bruyette & Woods, Inc. (“KBW”) to review the proposed merger and provide a fairness opinion. KBW has given its opinion to the UBSH board that, as of March 30, 2009, the exchange ratio provided for in the merger agreement was fair from a financial point of view to UBSH shareholders. A copy of the fairness opinion, setting forth the information reviewed, assumptions made, and matters considered by KBW, is attached to this proxy statement as Annex B. We encourage you to read carefully the entire opinion of KBW. The opinion of KBW has not been updated prior to the date of this proxy statement and does not reflect any change in circumstances after March 30, 2009.

KBW’s opinion as to the fairness, from a financial point of view, of the exchange ratio to UBSH was provided to the UBSH board of directors in connection with its evaluation of the exchange ratio from a financial point of view, does not address any other aspect of the merger and does not constitute a recommendation to any shareholder as to how to vote or act with respect to the merger.

Interests of Certain Persons in the Merger (page       )

Certain members of UBSH’s management, as well as certain members of the UBSH board of directors, have interests in the merger in addition to their interests as shareholders of UBSH. These interests include new positions with or appointment to the board of directors of the combined company or the combined bank. The UBSH board was aware of these potential interests and considered them, among other matters, in approving the merger agreement and the transactions contemplated thereby. See “The Merger – Interests of Directors and Executive Officers in the Merger.”

Material U.S. Federal Income Tax Consequences to Holders of UBSH Common Stock (page       )

The merger will not result in the recognition of gain or loss for U.S. federal income tax purposes by holders of UBSH common stock.

Dissenters’ and Appraisal Rights (page       )

The shareholders of UBSH are not entitled to dissenters’ or appraisal rights in connection with the merger.

Holders of FMB common stock and Series A preferred stock have the right to demand and receive payment of the fair value of their shares pursuant to the provisions of 12 C.F.R. § 552.14.

Regulatory Approvals (page       )

We cannot complete the merger unless it is approved by the Board of Governors of the Federal Reserve System and the Virginia State Corporation Commission. On                     , 2009, UBSH filed the required applications with the Federal Reserve and the Virginia State Corporation Commission.

As of the date of this proxy statement, we have not yet received the required approvals. While we do not know of any reason why we would not be able to obtain the necessary approvals in a timely manner, we cannot be certain when or if we will receive them.

Conditions to Completion of the Merger (page       )

Our respective obligations to complete the merger are subject to the fulfillment or waiver of certain conditions, including the following:

•	approval of the merger agreement by holders of FMB common stock and Series A preferred stock;

•

approval of the issuance of UBSH common stock to the FMB shareholders in the merger and the amendment to the articles of incorporation of UBSH to change its name to [“Union First Market Bankshares Corporation”] by the UBSH shareholders;

•	approval of the merger by the necessary federal and state regulatory authorities;

•	approval from the NASDAQ Stock Market for the listing on the NASDAQ Global Select Market of the shares of common stock of the combined company to be issued in the merger;

•	the absence of any order, decree or injunction of a court or regulatory agency that enjoins or prohibits the completion of the merger;

•	accuracy of each party’s representations and warranties in the merger agreement, including its representation that no material adverse change has occurred;

•	the other party’s compliance with its obligations under the merger agreement;

•	the receipt by each party from its legal advisor of a written legal opinion relating to the U. S. federal income tax treatment of the merger; and

•	the execution and delivery of the registration rights agreement by UBSH.

Where the law permits, UBSH and FMB could choose to waive a condition to its obligation to complete the merger even if that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will be completed.

Timing of the Merger (page       )

We expect to complete the merger after all conditions to the merger in the merger agreement are satisfied or waived, including after shareholder approvals are received at the special meetings of UBSH and FMB and all required regulatory approvals are received. We currently expect to complete the merger during the fourth quarter of 2009. However, it is possible that factors outside of either party’s control could require us to complete the merger at a later time or not to complete it at all.

No Solicitation (page       )

FMB has agreed that it will not directly or indirectly:

•	initiate, solicit or encourage any inquiries or proposals with respect to any acquisition transaction with someone other than UBSH; or

•	engage or participate in any negotiations or discussions concerning, or provide any confidential or nonpublic information relating to, any such acquisition transaction.

Termination of the Merger Agreement (page       )

The merger agreement may be terminated, and the merger abandoned, by UBSH and FMB at any time before the merger is completed if the boards of directors of both parties vote to do so. In addition, the merger agreement may be terminated, and the merger abandoned, by either party’s board of directors if:

•	the merger has not been completed by March 31, 2010, unless the failure to complete the merger by such time is caused by a breach of the merger agreement by the terminating party;

•

the other party breaches any representation or warranty contained in the merger agreement, which breach, if it were occurring on the date of the completion of the merger, would result in the failure of the conditions to the terminating party’s obligation to complete the merger, and which cannot be or has not been cured within 30 days after giving of written notice to the breaching party of such breach; or

•

the other party breaches any covenant or agreement contained in the merger agreement, which cannot be or has not been cured within 30 days after giving of written notice to the breaching party of such breach; or

•

any one of the following occurs: (i) the required regulatory approvals needed to complete the merger are denied, (ii) the shareholders of FMB do not vote to approve the merger and the related transactions, (iii) the shareholders of UBSH do not approve the issuance of UBSH common stock to the FMB shareholders in the merger and the amendment to the articles of incorporation of UBSH to change its corporate name, or (iv) any condition that must be satisfied to complete the merger is not met.

In addition, either party may terminate the merger agreement if the board of directors of the other party withdraws or modifies its recommendation to its shareholders concerning the proposals for shareholder approval under the merger agreement be approved in any way which is adverse to the non-recommending party, or the other party materially breaches its covenants requiring the calling and holding of a meeting of shareholders to consider the proposals for shareholder approval under the merger agreement.

FMB may also terminate the merger agreement if UBSH enters into a definitive agreement providing for a merger or other business combination transaction with any other corporation or entity in which UBSH would not be the surviving or continuing entity after the consummation of such transaction.

Expenses and Termination Fees (page       )

In general, whether or not the merger is consummated, UBSH and FMB will each pay its respective expenses incident to preparing, entering into and carrying out the merger agreement, and preparing and filing this proxy statement. In addition, each party must pay the other a termination fee of $5,000,000 if the merger agreement is terminated by either UBSH or FMB under certain specified circumstances. The termination and the payment circumstances are more fully described on page        of the merger agreement.

Transition Committee (page       )

If UBSH wishes to take certain major corporate actions before the merger, prior approval is required by a transition committee comprised of the current UBSH directors and James E. Ukrop and Steven E. Markel, current FMB directors. Transition committee approval will be required before UBSH issues any securities in order to redeem its outstanding Series A preferred stock or in connection with a business acquisition, incurs any obligation or liability or encumbers or disposes any of its assets (other than in ordinary course), declares any dividend greater than that permitted under the merger agreement, adjusts or splits its common stock, redeems or repurchases shares (other than as permitted in the merger agreement) or makes any material investment or acquisition.

Affiliate Agreement (page       )

UBSH has entered into an agreement with certain shareholders of FMB pursuant to which the FMB shareholders have agreed individually to vote all of their shares in favor of the merger agreement. As of March 30, 2009, such individuals owned shares representing approximately 97% of the voting power of FMB common stock and Series A preferred stock entitled to vote at the special meeting of FMB shareholders to approve the merger.

The Special Meeting (page       )

The special meeting will be held on                     , 2009 at          :              .m. local time, at the UBSH Operations Center, 24010 Partnership Boulevard, Ruther Glen, Virginia.

At the special meeting, the shareholders of UBSH will be asked:

•	to approve the issuance of up to approximately 7.5 million shares of UBSH common stock to FMB shareholders in the merger;

•	to approve the amendment of the UBSH articles of incorporation to change the name of UBSH to [“Union First Market Bankshares Corporation”]; and

•

to approve a proposal to adjourn or postpone the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the shareholders at the meeting.

Record Date; Votes Required (page       )

You can vote at the UBSH special meeting of shareholders if you owned UBSH common stock at the close of business on                     , 2009. On that date, UBSH had [                ] shares of common stock outstanding and entitled to vote. For each proposal presented at the special meeting, a shareholder can cast one vote for each share of UBSH common stock owned on the record date.

The UBSH proposal to issue additional shares of common stock to FMB shareholders requires the affirmative vote of a majority of the total votes cast on the proposal.

The UBSH proposal to amend the company’s articles of incorporation to change the name of the company to [“Union First Market Bankshares Corporation”] requires the affirmative vote of a majority of all votes entitled to be cast on the proposal.

Approval of a motion to adjourn or postpone the UBSH special meeting to permit further solicitation of proxies to approve the matters to be considered at the meeting requires the affirmative vote of a majority of the shares represented at the special meeting, whether or not a quorum is present.

FMB will hold a special meeting of its shareholders to approve the merger agreement. The approval of the merger agreement by FMB shareholders requires the affirmative vote of a majority of shares of FMB Class A common stock and Series A preferred stock, voting together as a single class, and the affirmative vote of a majority of shares of FMB Class B common stock, voting as a separate class.

Voting by UBSH Directors and Executive Officers (page       )

As of                 , 2009, the record date for the UBSH special meeting, directors and executive officers of UBSH and their affiliates owned and are entitled to vote                  shares of UBSH common stock, or approximately         % of the total voting power of the shares of UBSH common stock outstanding on that date.

The Merger Will Be Accounted for Under the Acquisition Method of Accounting (page       )

UBSH will use the acquisition method of accounting to account for the merger.

Listing of Combined Company Common Stock (page       )

UBSH will list the shares of combined company common stock to be issued in the merger on the NASDAQ Global Select Market.

UBSH Market Prices and Share Information (page       )

UBSH common stock is listed on the NASDAQ Global Select Market under the symbol “UBSH.” FMB common stock is not traded on any public stock exchange or market. The following table sets forth the closing sale price per share of UBSH common stock as reported on the NASDAQ Global Select Market on March 27, 2009, the last trading day before we announced the signing of the merger agreement, and on                 , 2009, the last trading day before the date of this proxy statement.

UBSH Common Stock

March 27, 2009		$14.23
, 2009	[$		]

UBSH cannot assure you that its stock price will continue to trade at or above the prices shown above. You should obtain current stock price quotations for UBSH common stock from a newspaper, via the Internet or by calling your broker.

SELECTED HISTORICAL FINANCIAL DATA OF UBSH

The following table sets forth certain of UBSH’s consolidated financial data as of the end of and for each of the years in the five-year period ended December 31, 2008 and as of and for the three months ended March 31, 2009 and 2008. The historical consolidated financial information as of the end of and for each of the years in the five-year period ended December 31, 2008, is derived from UBSH’s audited consolidated financial statements, which are incorporated by reference into this proxy statement. The consolidated financial information as of and for the three-month periods ended March 31, 2009 and 2008 is derived from UBSH’s unaudited consolidated financial statements, which are incorporated by reference into this proxy statement. In UBSH’s opinion, such unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of its financial position and results of operations for such periods. Interim results for the three months ended March 31, 2009 are not necessarily indicative of, and are not projections for, the results to be expected for the full year ending December 31, 2009.

The selected historical financial data below is only a summary and should be read in conjunction with the consolidated financial statements that are incorporated by reference into this proxy statement and their accompanying notes.

Union Bankshares Corporation

(Amounts in thousands, except per share information)

	Three Months Ended March 31, (Unaudited)		December 31,
	2009	2008	2008	2007	2006	2005	2004
Results of Operations
Interest and dividend income	$31,364	$34,870	$135,095	$140,996	$129,156	$102,317	$80,544
Interest expense	13,650	15,745	57,222	65,251	52,441	32,967	25,652
Net interest income	17,714	19,125	77,873	75,745	76,715	69,350	54,892
Provision for loan losses	3,130	1,600	10,020	1,060	1,450	1,172	2,154
Net interest income after provision for loan losses	14,584	17,525	67,853	74,685	75,265	68,178	52,738
Noninterest income	7,333	7,348	30,555	25,105	28,245	25,510	23,302
Noninterest expenses	19,927	19,933	79,636	73,550	67,567	58,275	51,221
Income before income taxes	1,990	4,940	18,772	26,240	35,943	35,413	24,819
Income tax expense	237	1,288	4,258	6,484	9,951	10,591	6,894
Net income	$1,753	$3,652	$14,514	$19,756	$25,992	$24,822	$17,925
Financial Condition
Assets	$2,602,033	$2,362,083	$2,551,932	$2,301,397	$2,092,891	$1,824,958	$1,672,210
Loans, net of unearned income	1,867,172	1,793,816	1,874,088	1,747,820	1,549,445	1,362,254	1,264,841
Deposits	1,993,006	1,732,826	1,926,999	1,659,578	1,665,908	1,456,515	1,314,317
Stockholders’ equity	274,912	214,461	273,798	212,082	199,416	179,358	162,758
Ratios
Return on average assets (1)	0.28%	0.64%	0.61%	0.91%	1.30%	1.43%	1.19%
Return on average equity (1)	2.57%	6.85%	6.70%	9.61%	13.64%	14.49%	12.18%
Cash basis return on average assets (1)	0.34%	0.71%	0.68%	1.00%	1.40%	1.51%	1.26%
Cash basis return on average tangible common equity (1)	5.42%	10.88%	10.69%	14.88%	20.31%	19.57%	15.78%
Efficiency ratio (2)	79.56%	75.30%	73.45%	72.93%	64.37%	61.43%	65.51%
Equity to assets	10.57%	9.08%	10.73%	9.22%	9.53%	9.82%	9.73%
Asset Quality
Allowance for loan losses	$27,704	$20,452	$25,496	$19,336	$19,148	$17,116	$16,384
Allowance for loan losses / total outstanding loans	1.48%	1.14%	1.36%	1.11%	1.24%	1.26%	1.30%
Per Share Data
Earnings per share, basic	$0.07	$0.27	$1.08	$1.48	$1.97	$1.89	$1.42
Earnings per share, diluted	0.07	0.27	1.07	1.47	1.94	1.87	1.41
Cash basis earnings per share, diluted	0.15	0.29	1.16	1.56	2.03	1.93	1.46
Cash dividends paid	0.120	0.185	0.740	0.725	0.630	0.520	0.453
Market value per share	13.85	19.37	24.80	21.14	30.59	28.73	25.62
Book value per common share	16.08	15.94	16.03	15.82	14.99	13.59	12.41
Tangible common equity per share	11.25	10.92	11.17	10.74	10.30	10.57	9.31
Price to earnings ratio, diluted	48.79	17.84	23.18	14.38	15.77	15.34	18.21
Price to book value ratio	0.86	1.22	1.55	1.34	2.04	2.11	2.07
Dividend payout ratio	171.43%	68.52%	69.16%	49.32%	31.98%	27.21%	31.92%
Weighted average shares outstanding, basic	13,562,785	13,446,973	13,477,760	13,341,741	13,233,101	13,142,999	12,604,187
Weighted average shares outstanding, diluted	13,602,327	13,486,060	13,542,948	3,422,139	13,361,773	13,275,074	12,723,213

(1)	Annualized for the three months ended March 31, 2009 and 2008.

(2)	The efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income plus noninterest income.

SELECTED HISTORICAL FINANCIAL DATA OF FMB

The following table sets forth certain of FMB’s consolidated financial data as of and for each of the years in the five-year period ended December 31, 2008 and as of and for the three months ended March 31, 2009 and 2008. The historical consolidated financial information as of and for each of the years in the five-year period ended December 31, 2008 is derived from FMB’s audited consolidated financial statements. The consolidated financial information as of and for the three-month periods ended March 31, 2009 and 2008 is derived from FMB’s unaudited consolidated financial statements. FMB’s audited consolidated financial statements for the years ended December 31, 2008 and 2007, and FMB’s unaudited consolidated financial statements for the three months ended March 31, 2009 and 2008, begin on page F-1 of this proxy statement. In FMB’s opinion, such unaudited consolidated financial statements include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of its financial position and results of operations for such periods. Interim results for the three months ended March 31, 2009 are not necessarily indicative of, and are not projections for, the results to be expected for the full year ending December 31, 2009.

The selected historical financial data below is only a summary and should be read in conjunction with the consolidated financial statements included in this proxy statement and their accompanying notes.

First Market Bank

(Amounts in thousands, except per share information)

	Three Months Ended March 31, (Unaudited)		December 31,
	2009	2008	2008	2007	2006	2005	2004
Results of Operations
Interest and dividend income	$16,309	$18,923	$73,245	$79,815	$71,354	$57,401	$48,468
Interest expense	6,206	8,917	32,423	37,472	29,052	18,477	14,036
Net interest income	10,103	10,006	40,822	42,343	42,302	38,924	34,432
Provision for loan losses	1,175	1,070	4,530	1,624	1,640	917	2,101
Net interest income after provision for loan losses	8,928	8,936	36,292	40,719	40,662	38,007	32,331
Noninterest income	2,930	2,905	7,459	12,028	10,856	9,836	9,490
Noninterest expenses	10,301	9,795	42,321	40,149	36,327	33,095	26,525
Income before income taxes	1,557	2,046	1,430	12,598	15,191	14,748	15,296
Income tax (benefit) expense	365	709	(29)	4,466	5,591	5,148	5,629
Net income	$1,192	$1,337	$1,459	$8,132	$9,600	$9,600	$9,667
Financial Condition
Assets	$1,411,713	$1,274,522	$1,299,542	$1,264,440	$1,211,856	$1,108,967	$1,052,810
Loans, net of unearned income	1,028,857	1,011,528	1,043,702	969,921	893,467	772,851	708,345
Deposits	1,166,206	995,174	1,075,065	974,087	1,048,492	987,759	915,369
Stockholders’ equity	124,932	84,039	89,377	81,720	73,261	82,030	75,387
Ratios
Return on average assets (1)	0.36%	0.43%	0.11%	0.66%	0.84%	0.89%	0.95%
Return on average equity (1)	4.29%	6.35%	1.71%	10.35%	13.03%	12.21%	13.60%
Efficiency ratio (2)	79.04%	75.87%	87.66%	73.84%	68.34%	67.87%	60.39%
Equity to assets	8.85%	6.59%	6.88%	6.46%	6.05%	7.40%	7.16%
Asset Quality
Allowance for loan losses	$13,906	$12,113	$13,526	$11,596	$11,128	$9,656	$9,185
Allowance for loan losses / total outstanding loans	1.35%	1.20%	1.30%	1.20%	1.25%	1.25%	1.30%
Per Share Data
Earnings per share, basic	$356.86	$1,111.63	$549.74	$7,232.16	$8,925.55	$9,599.95	$9,666.82
Earnings per share, diluted	356.86	1,111.63	549.74	7,232.16	8,925.55	9,599.95	9,666.82
Book value per common share	75,781.06	74,039.35	74,305.13	71,720.45	63,261.28	82,030.38	75,386.93
Weighted average shares outstanding, basic	1,068	1,000	1,017	1,000	1,000	1,000	1,000
Weighted average shares outstanding, diluted	1,068	1,000	1,017	1,000	1,000	1,000	1,000

(1)	Annualized for the three months ended March 31, 2009 and 2008.

(2)	The efficiency ratio is calculated by dividing noninterest expense by the sum of net interest income plus noninterest income.

SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The following summary unaudited pro forma combined financial information is designed to show how the merger might have affected historical financial statements if the merger had been completed at an earlier time and was prepared based on the historical financial results reported by UBSH and provided by FMB for use in this proxy statement. The following should be read in connection with “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page __, UBSH’s audited consolidated financial statements that are incorporated by reference into this proxy statement and FMB’s audited consolidated financial statements which begin on page F-1 of this proxy statement.

The unaudited pro forma balance sheet data assumes that the merger took place on March 31, 2009 and combines UBSH’s consolidated balance sheet as of March 31, 2009 with FMB’s consolidated balance sheet as of March 31, 2009. The unaudited pro forma statements of operations data for the three months ended March 31, 2009 and for the year ended December 31, 2008 give effect to the merger as if it occurred on January 1, 2008.

The unaudited pro forma combined financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the companies been combined during these periods.

We expect that we will incur merger and integration charges as a result of the merger. We also anticipate that the merger will provide the combined company with financial benefits that may include reduced operating expenses and opportunities to earn additional revenue. The information set forth below, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, may not reflect all of these anticipated financial expenses and benefits and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during the periods presented.

Union Bankshares Corporation

Selected Unaudited Pro Forma Condensed Combined Financial Data

(Amounts in thousands, except per share data)

Combined Condensed Balance Sheet		As of March 31, 2009
ASSETS
Cash and cash equivalents		$293,931
Securities		546,834
Mortgage loans held for sale		34,003
Loans, net		2,840,996
Premises and equipment, net		103,129
Core deposit intangibles, net		30,927
Goodwill		68,135
Other assets		108,464

Total assets		$4,026,419

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits		$3,166,627
Borrowings		433,506
Other liabilities		23,613
Stockholders’ equity		402,673

Total liabilities and stockholders’ equity		$4,026,419

Combined Condensed Income Statement	For the Three Months Ended March 31, 2009	For the Year Ended December 31, 2008
Interest income	$47,717	$208,512
Interest expense	18,935	85,959

Net interest income	28,782	122,553
Provision for loan losses	4,305	14,550

Net interest income after provision for loan losses	24,477	108,003
Noninterest income	10,262	38,014
Noninterest expense	31,006	125,070

Income before taxes	3,733	20,947
Income tax expense	667	4,490

Net income	$3,066	$16,457
Dividends and accretion on preferred stock	1,672	918

Net income available to common stockholders	$1,394	$15,539

COMPARATIVE UNAUDITED PER SHARE DATA

The following table shows per common share data regarding earnings, book value, and cash dividends declared for UBSH and FMB on a historical, pro forma and pro forma equivalent basis. The pro forma and pro forma equivalent per share information was computed as if the merger had been completed on December 31, 2008 or March 31, 2009. The FMB pro forma equivalent information was calculated by multiplying the corresponding pro forma combined data by the exchange ratio of 6,273.259 to 1.0. This information shows how each share of FMB common stock would have participated in the combined companies’ net income, book value per share, and cash dividends if the merger had been completed on the relevant dates. These amounts do not necessarily reflect future per share amounts of earnings, book value per share or cash dividends of the combined company.

The following unaudited comparative per share data is derived from the historical consolidated financial statements of each of UBSH and FMB. The pro forma data does not give effect to the reduction in operating expenses and the revenue enhancement opportunities that are anticipated subsequent to the merger. Therefore, while helpful in illustrating the financial characteristics of the merger under one set of circumstances, the pro forma data is not indicative of the results of future operations or other actual results that would have occurred had the merger been consummated at the beginning of the periods presented. The information below should be read in conjunction with the audited consolidated financial statements and accompanying notes of UBSH, which are incorporated by reference into this proxy statement and the audited consolidated financial statements and accompanying notes of FMB, which begin on page F-1 of this proxy statement.

As of and for the year ended December 31, 2008

	UBSH Historical	FMB Historical	Pro Forma Combined	FMB Pro Forma Equivalent Per Common Share
Earnings per share, basic	$1.08	$549.74	$0.75	$4,674.70
Earnings per share, diluted	1.07	549.74	0.74	4,660.13
Cash dividends declared per share (1)	0.74	—	0.74	4,642.21

As of and for the three months ended March 31, 2009

	UBSH Historical	FMB Historical	Pro Forma Combined	FMB Pro Forma Equivalent Per Common Share
Earnings per share, basic	$0.07	$356.86	$0.07	$417.58
Earnings per share, diluted	0.07	356.86	0.07	417.58
Cash dividends declared per share (1)	0.12	—	0.12	752.79
Book value per share	16.08	75,781.06	14.92	93,628.04
Tangible book value per share	11.25	75,781.06	10.19	63,946.76

(1)	UBSH paid a quarterly dividend of $0.12 per share during the quarter ended March 31, 2009 and paid a quarterly dividend of $0.06 per share during the quarter ended June 30, 2009. See “Market for Common Stock and Dividends” on page for more information.

RISK FACTORS

In addition to the other information contained in or incorporated by reference into this proxy statement, you should consider carefully the following risk factors in deciding how to vote on the merger proposals. Many of these risks and uncertainties could affect the combined company’s future financial results and may cause the combined company’s future earnings and financial condition to be less favorable than UBSH’s expectations. In addition, you should read and consider the risks associated with the business of UBSH because these risks will also relate to the combined company. Certain of these risks are highlighted on page      under the heading “Cautionary Statement Regarding Forward-Looking Statements.” Certain risks can also be found in the documents incorporated by reference into this proxy statement.

The merger consideration for the FMB common stock is fixed despite any change in UBSH’s stock price.

Each share of FMB common stock will be converted into the right to receive 6,273.259 shares of the common stock of the combined company, the value of which will depend upon the price of UBSH common stock. The price of UBSH common stock when the merger takes place may vary from its price at the date the fixed exchange rate was established, at the date of this proxy statement and at the date of UBSH’s special meeting. Such variations in the price of UBSH common stock may result from changes in the business, operations or prospects of UBSH, regulatory considerations, general market and economic conditions, and other factors. At the time of UBSH’s special meeting, shareholders will not know the exact value of the consideration to be paid by UBSH when the merger is completed.

If FMB and UBSH do not successfully integrate, the combined company may not realize the expected benefits from the merger.

UBSH expects that the combined company will be able to maintain most of FMB and UBSH’s key customers and personnel and integrate their systems and operations successfully. Integration in connection with a merger is sometimes difficult, and there is a risk that integrating the two companies may take more time and resources than we expect.

The combined company’s ability to integrate and its future success depend in large part on the ability of members of the combined company’s board of directors to work together effectively. The combined company will be governed by a board of directors comprised of thirteen directors, of which ten will be the current UBSH directors and three will be current directors of FMB. Current UBSH president and chief executive officer, G. William Beale, will serve as chief executive officer of the combined company. Current FMB chief executive officer David J. Fairchild will serve as president of the combined company. Disagreements among board members of the combined company could arise in connection with integration issues, strategic considerations and other matters. As a result, there is a risk that the combined company’s board of directors may not be able to operate effectively, which would affect adversely the combined company’s ability to integrate the operations of UBSH and FMB successfully.

Combining UBSH and FMB may be more difficult, costly or time-consuming than we expect.

UBSH and FMB have operated, and, until the completion of the merger, will continue to operate, independently. The integration process could result in the loss of key employees, the disruption of each party’s ongoing business, inconsistencies in standards, controls, procedures and policies that affect adversely either party’s ability to maintain relationships with customers and employees or achieve the anticipated benefits of the merger. As with any merger of financial institutions, there also may be disruptions that cause UBSH and FMB to lose customers or cause customers to withdraw their deposits from FMB or UBSH’s banking subsidiaries, or other unintended consequences that could have a material adverse effect on UBSH’s results of operations or financial condition.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information, so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. UBSH desires to take advantage of these “safe harbor” provisions with regard to the forward-looking statements in this proxy statement and in the documents that are incorporated herein by reference. These forward-looking statements reflect our current views with respect to future events and financial performance. Specifically, forward-looking statements may include:

•	statements relating to our ability to timely complete the merger and the benefits thereof, including anticipated opportunities, synergies and cost savings estimated to result from the merger;

•	projections of revenues, expenses, income, income per share, net interest margins, asset growth, loan production, asset quality, deposit growth and other performance measures;

•	statements regarding expansion of operations, including branch openings, entrance into new markets, development of products and services, and execution of strategic initiatives;

•	discussion of the future state of the economy, competition, regulation, taxation, our business strategies, subsidiaries, investment risk and policies; and

•	statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions.

These forward-looking statements express our best judgment based on currently available information and we believe that the expectations reflected in our forward-looking statements are reasonable.

By their nature, however, forward-looking statements often involve assumptions about the future. Such assumptions are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. As such, we cannot guarantee you that the expectations reflected in our forward-looking statements actually will be achieved. Actual results may differ materially from those in the forward-looking statements due to, among other things, the following factors:

•	the businesses of FMB and UBSH may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected;

•	expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected timeframe;

•	revenues following the merger may be lower than expected;

•	customer and employee relationships and business operations may be disrupted by the merger;

•

the ability to obtain required regulatory and UBSH shareholder approval, and the ability to complete the merger on the expected timeframe, may be more difficult, time-consuming or costly than expected;

•	changes in general business, economic and market conditions;

•	changes in fiscal and monetary policies, and laws and regulations;

•	changes in interest rates, deposit flows, loan demand and real estate values;

•	a deterioration in credit quality and/or a reduced demand for, or supply of, credit;

•	volatility in the securities markets generally or in the market price of the combined company’s stock specifically; and

•	the risks outlined in “Risk Factors” beginning on page .

We caution you not to place undue reliance on any forward-looking statements, which speak only as of the date of this proxy statement or, in the case of a document incorporated herein by reference, as of the date of that document. Except as required by law, UBSH undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in reports filed with the Securities and Exchange Commission by UBSH. See “Where You Can Find More Information” beginning on page      for a list of the documents incorporated herein by reference.

THE SPECIAL MEETING

Date, Place and Time

This proxy statement is first being mailed on or about                     , 2009 to UBSH shareholders who held shares of common stock, par value $1.33 per share, on the record date for the UBSH special meeting of shareholders. This proxy statement is accompanied by the notice of the special meeting and a form of proxy that is solicited by the board of directors of UBSH for use at the special meeting to be held on                     , 2009, at         :              .m. local time, at the UBSH Operations Center, which is located at 24010 Partnership Boulevard, Ruther Glen, Virginia, and at any adjournment or postponement of that meeting.

Purpose of the Special Meeting

At the special meeting, the shareholders of UBSH will be asked:

1.	to approve a proposal to issue up to approximately 7.5 million shares of UBSH common stock to FMB shareholders, in accordance with the First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009, between UBSH and First Market Bank, FSB, and a related Plan of Merger, whereby FMB will merge with and into a newly-formed interim bank subsidiary of UBSH upon the terms and subject to the conditions set forth in the merger agreement, as more fully described in this proxy statement;

2.	to approve a proposal to amend the articles of incorporation of UBSH to change the name of combined company to [“Union First Market Bankshares Corporation”]; and

3.	to approve a proposal to adjourn or postpone the meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the meeting to approve the matters to be considered by the shareholders at the meeting.

Recommendation of the UBSH Board of Directors

The UBSH board believes that the proposed merger with FMB is fair to and is in the best interests of UBSH and its shareholders and unanimously recommends that shareholders vote “FOR” each of the proposals described in this proxy statement.

Record Date and Voting Rights

The UBSH board of directors has fixed the close of business on [                    , 2009] as the record date for determining the shareholders entitled to notice of and to vote at the special meeting or any postponement or adjournment thereof. Accordingly, you are only entitled to notice of and to vote at the special meeting if you were a record holder of UBSH common stock at the close of business on the record date. At that date, [                    ] shares of UBSH common stock were outstanding.

To have a quorum that permits us to conduct business at the UBSH special meeting, we require the presence, whether in person or by proxy, of the holders of UBSH’s common stock representing a majority of the shares outstanding on the record date. You are entitled to one vote for each outstanding share of UBSH common stock you held as of the close of business on the record date.

Holders of shares of UBSH common stock present in person at the special meeting but not voting, and shares of the common stock for which we have received proxies indicating that their holders have abstained, will be counted as present at the special meeting for purposes of determining whether we have a quorum for transacting business. Shares held in street name that have been designated by brokers on proxies as not voted will not be counted as votes cast for or against any proposal. These broker non-votes will, however, be counted for purposes of determining whether a quorum exists.

Votes Required

Vote required to approve the issuance of common stock to FMB shareholders. The approval of the issuance of up to approximately 7.5 million shares of UBSH common stock to FMB shareholders in the merger requires the affirmative vote of a majority of the total votes cast on the proposal.

Abstentions and broker non-votes will not count as votes cast.

Vote required to approve the amendment to the articles of incorporation to change the name of the combined company to [“Union First Market Bankshares Corporation”]. The approval of the amendment to the UBSH articles of incorporation to change the name of the company to [“Union First Market Bankshares Corporation”] requires the affirmative vote of a majority of all votes entitled to be cast.

Abstentions and broker non-votes will not count as votes cast. Because approval of the amendment to the articles of incorporation requires the affirmative vote of at least a majority of the shares of UBSH common stock outstanding on the record date, abstentions and broker non-votes will have the same effect as votes against the proposed amendment to the articles of incorporation.

Vote Required for Adjournment or Postponement of the Special Meeting. Approval of any motion to adjourn or postpone the special meeting to permit further solicitation of proxies to approve the matters to be considered at the meeting requires the affirmative vote of a majority of the shares of UBSH common stock represented at the special meeting, whether or not a quorum is present.

Abstentions and broker non-votes will not count as votes cast and will have no effect for purposes of determining whether a proposal to adjourn or postpone the special meeting has been approved.

Stock Ownership of UBSH Executive Officers and Directors

As of the record date, directors and executive officers of UBSH and their affiliates beneficially owned and were entitled to vote approximately              shares of UBSH common stock at the special meeting. These shares represent approximately      % of the aggregate voting power of UBSH shares entitled to vote at the special meeting.

Voting of Proxies

By Mail. A proxy card is enclosed for your use. To submit your proxy by mail, please complete and sign the accompanying proxy and, if you are a shareholder of record, return it as soon as possible in the enclosed postage-paid envelope. If you hold your shares in street name, please refer to your proxy card or the information provided to you by your bank, broker, custodian or record holder. When the accompanying proxy is returned properly executed, the shares of UBSH common stock represented by it will be voted at the UBSH special meeting in accordance with the instructions contained in the proxy.

If proxies are returned properly executed without indication as to how to vote, the UBSH common stock represented by each such proxy will be considered to be voted in favor of all matters for consideration at the UBSH special meeting as follows: (i) “FOR” the proposal to issue up to approximately 7.5 million shares of common stock to FMB shareholders; (ii) “FOR” the proposal to amend the UBSH articles of incorporation to change its corporate name; and (iii) “FOR” the proposal to adjourn or postpone the meeting to permit the further solicitation of proxies.

If the special meeting is postponed or adjourned, all proxies will be voted at the reconvened special meeting in the same manner as they would have been voted at the originally scheduled special meeting, except for any proxies that have been properly withdrawn or revoked.

Your vote is important. Accordingly, please sign, date and return the enclosed proxy card whether or not you plan to attend the UBSH special meeting in person.

Voting In Person. If you wish to vote in person at the special meeting, a ballot will be provided at the special meeting. However, if your shares are held in the name of your bank, broker, custodian or other record holder, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote your shares at the meeting.

Revocation of Proxies

You have the power to revoke your proxy at any time before your proxy is voted at the special meeting. If you grant a proxy in respect of your UBSH shares and then attend the special meeting in person, your attendance at the special meeting or at any adjournment or postponement will not automatically revoke your proxy. Your proxy can be revoked in one of three ways:

•	you can send a signed notice of revocation;

•	you can grant a new, valid proxy bearing a later date; or

•

you can attend the special meeting (or, if the special meeting is adjourned or postponed, attend the adjourned or postponed meeting) and vote in person, which will automatically cancel any proxy previously given; but your attendance alone will not revoke any proxy previously given.

If you choose either of the first two methods, you must submit your notice of revocation or new proxy to UBSH Investor Relations Department at Union Bankshares Corporation, 211 North Main Street, P.O. Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations, no later than the beginning of the UBSH special meeting or, if the special meeting is adjourned or postponed, before the adjourned or postponed meeting is actually held.

If your shares are held in the name of a broker or nominee, you may change your vote by submitting new voting instructions to your broker or nominee.

If you need assistance in changing or revoking your proxy, please contact UBSH Investor Relations by calling (804) 633-5031 or by writing to Union Bankshares Corporation, 211 North Main Street, P.O. Box 446, Bowling Green, Virginia 22427-0446, Attention: Investor Relations.

Solicitation of Proxies

This solicitation is made on behalf of the UBSH board of directors, and UBSH will pay the costs of soliciting and obtaining proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to shareholders. Proxies may be solicited, without extra compensation, by UBSH’s officers and employees by mail, electronic mail, telephone, fax or personal interviews. UBSH will also reimburse brokers and other custodians, nominees and fiduciaries for their expenses in sending these materials to you and getting your voting instructions.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. UBSH and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or UBSH that it or UBSH will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or UBSH if you hold registered shares. You can notify UBSH by sending a written request to the company’s Corporate Secretary, Union Bankshares Corporation, P. O. Box 446, Bowling Green, Virginia 22427-0446.

THE MERGER

The following is a summary description of the material aspects of the merger agreement and the merger. This description does not purport to be complete and is qualified in its entirety by reference to the merger agreement, which is attached as Annex A to this proxy statement. We urge you to read the merger agreement in its entirety.

General

The UBSH board of directors has approved the merger agreement, which provides for combining UBSH and FMB through the merger of FMB with and into a newly-formed interim bank subsidiary of UBSH. After the merger, the combined company will operate under the new name of [“Union First Market Bankshares Corporation”], and the continuing bank from the merger will operate as a Virginia chartered bank subsidiary of UBSH under the name “First Market Bank” until such time as Union Bank and Trust Company, a Virginia banking subsidiary of UBSH, merges into the continuing bank and the combined bank operates under the new name of                     .

Each share of FMB common stock issued and outstanding before the merger will be converted into the right to receive 6,273.259 shares of common stock of the combined company. We sometimes refer to this as the “common stock exchange ratio.” The common stock exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the effective date of the merger. In addition, each share of FMB Series A preferred stock issued and outstanding before the merger will be converted into the number of shares of common stock of the combined company that is equal to the quotient determined by dividing $100,000 (the stock’s liquidation preference) by the 10-day average trading price of UBSH common stock as of the fifth business day before closing, provided that the average trading price will not be more than $16.89 or less than $12.89. No fractional shares will be issued, and cash will be paid instead. Shares of FMB common stock and Series A preferred stock issued and outstanding before the merger will be cancelled upon completion of the merger.

Each share of the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, and the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of FMB issued to the U. S. Treasury and outstanding before the merger will be converted into and exchanged for one share of a corresponding series of preferred stock of the combined company with substantially identical preferences, rights and limitations.

Each share of UBSH common stock issued and outstanding before the merger will remain issued and outstanding, and existing stock certificates of UBSH will continue to represent the same number of shares of common stock of the combined company after the merger.

As of the date of this proxy statement, the combined company expects that it will issue approximately [            ] shares of common stock to the holders of FMB common stock in the merger and approximately another [            ] shares of common stock to the holder of the Series A preferred stock, based on the current market price of UBSH common stock. At the completion of the merger, we expect that there will be issued and outstanding approximately [            ] shares of common stock of the combined company, with current UBSH shareholders owning approximately 65% of the combined company’s outstanding common stock, on a fully diluted basis, and current holders of FMB common stock and Series A preferred stock owning approximately 35% of the combined company’s outstanding common stock on a fully diluted basis.

The merger agreement also provides that the headquarters of the combined company will be in Richmond, Virginia and the operations center for the combined company and its subsidiary banks will be in Caroline County, Virginia.

Background of the Merger

UBSH’s board of directors has periodically engaged with senior management in reviews of the business and strategic direction of UBSH and has considered ways to enhance the company’s performance and prospects in light of competitive and other relevant developments. These reviews have focused on, among other things, the business environment facing financial institutions generally, as well as conditions and ongoing consolidation in the financial services industry. These reviews have also included periodic discussions with respect to potential transactions that would further the company’s strategic objectives, and the potential benefits and risks of those transactions, and from time to time have focused on the possibility of a merger with another major Virginia-based banking organization.

Over the past several years at industry conferences and in other settings, members of senior management of UBSH and FMB have had informal discussions about their respective companies and trends in the banking industry. In mid-October 2008, senior management of FMB contacted senior management of UBSH on a very preliminary basis about the possibility of considering the merits of a merger of the two companies. Following this initial contact, informal discussions continued between senior management of the two companies and representatives of Cary Street Partners LLC, a regional investment banking firm (“CSP”) acting as financial advisor to FMB, during October and November, which led to a meeting on December 3, 2008 focusing on the companies’ respective corporate cultures and pricing in the event of a merger.

On December 5, 2008, UBSH senior management briefed the UBSH executive committee about the potential merger opportunity with FMB. At this meeting, the UBSH executive committee authorized senior management to evaluate further a possible transaction with FMB.

In early January 2009, senior management of UBSH and representatives of Keefe, Bruyette & Woods, Inc., a nationally recognized investment banking firm, had several meetings and conversations with senior management of FMB and representatives of CSP to conduct preliminary due diligence and to explore various issues related to the senior level and mid-level management structure of a possible merger.

During these early stage discussions in January and February 2009, the senior management and the executive committee of UBSH began to consider in more detail the potential financial, operational, governance and other terms and conditions of a combination with FMB. These discussions focused on, among other things, an all-stock transaction with a fixed, at-market exchange ratio, a fairly apportioned board and management team for the combined company and combined bank, the conversion of the Series A preferred stock to UBSH common stock, and the advisability of selecting a new corporate name for the combined company.

At a special meeting on February 3, 2009, the UBSH board was briefed on the discussions that senior management was having with senior management of FMB regarding a possible merger. The board encouraged UBSH senior management to continue exploring the merger with its FMB counterparts. At this meeting, the board authorized the engagement of KBW to advise UBSH on the financial implications of a merger with FMB. On February 19, 2009, UBSH engaged KBW to provide UBSH with advice concerning the merger.

At its regularly scheduled meeting on February 26, 2009, the UBSH board considered the terms of a proposed merger with FMB as provided in a preliminary non-binding term sheet. During and after a presentation by UBSH senior management and KBW on the merger, the UBSH board discussed various aspects of the proposed combination of UBSH and FMB. At this meeting, the UBSH board authorized senior management to proceed towards a merger with FMB, to conduct due diligence on FMB and to begin negotiations that would lead to a definitive agreement in accordance with the terms and conditions outlined in the preliminary term sheet.

At this time, the parties and their financial and legal advisors commenced mutual due diligence reviews. Counsel for the parties also began drafting the transaction documents to reflect the terms and conditions outlined in the preliminary non-binding term sheet. Due diligence continued over the course of the next several weeks, as the parties and their counsel continued to negotiate the terms of the definitive merger agreement and other related agreements.

On March 26, 2009, the board of directors of UBSH held a special meeting to meet with senior management and its outside financial and legal advisors. Management reviewed for the UBSH board of directors the progress of its negotiations with FMB and reported on the status of its due diligence investigation of FMB. KBW reviewed with the UBSH board of directors the structure and other terms of the proposed transaction and financial information regarding FMB, UBSH and the transaction, information regarding peer companies and comparable transactions and other relevant analyses. In connection with the deliberations by the UBSH board, KBW rendered to the board its oral opinion (subsequently confirmed in writing), as described under the “— Opinion of UBSH’s Financial Advisor,” that as of the date of its opinion, the consideration to be paid in the merger was fair, from a financial point of view, to UBSH.

At that meeting, representatives of LeClairRyan, A Professional Corporation, UBSH’s legal counsel, discussed with the UBSH board of directors the legal standards applicable to its decisions and actions with respect to its consideration of the proposed merger, and reviewed the legal terms of the proposed merger agreement and related transaction agreements, including the proposed terms of the registration rights agreement with certain shareholders of FMB and the proposed employment agreement with David J. Fairchild that would become effective upon completion of the merger.

After review and discussion among members of the UBSH board of directors, including consideration of the factors described under “— UBSH’s Reasons for the Merger; Recommendation of UBSH’s Board of Directors,” the UBSH board adjourned the special meeting and reconvened on Saturday morning, March 28, to further consider the merger. Following further discussions at the adjourned session on March 28, and after being advised that the FMB board of directors at its meeting held on Friday, March 27, approved the merger and being briefed by counsel on the changes to the merger agreement from the draft merger agreement previously reviewed on March 26, the UBSH board of directors determined that the transactions contemplated by the merger agreement and the related transactions and agreements are advisable and in the best interests of UBSH and its shareholders and the directors voted unanimously to approve the merger with FMB, to approve and adopt the merger agreement and to approve the related transactions and agreements.

Following completion of the meeting of the UBSH board on March 28, 2009, the merger agreement and related agreements were placed in final form and were executed and delivered on Monday morning, March 30. The transaction was announced before the market opened on March 30, 2009 in a press release issued jointly by UBSH and FMB.

In mid-April 2009, senior management of UBSH and FMB began to discuss on a preliminary basis the advisability of combining FMB and Union Bank and Trust Company, an existing Virginia banking subsidiary of UBSH, into a single bank that would be branded under a new name. This represented a departure from the terms of the merger agreement executed and delivered on March 30, which provided that the continuing bank, after the interim bank’s merger with FMB, would continue to operate as a Virginia chartered bank separate and apart from UBTC. Combining the continuing bank and UBTC into a single bank after the merger offered a number of advantages and chief among them was the benefit of having a single bank, with a larger lending limit and wider range of products and services, to serve the entire Richmond metropolitan area and the many other Virginia counties already served by UBTC.

Senior management of UBSH and FMB briefed their respective boards of directors concerning the possible combination of the two banks and were authorized to retain Boisseau Partners, an advertising agency based in Richmond, Virginia, to advise the parties on proposed names and branding strategies for the combined bank. In addition, UBSH and FMB authorized their respective counsel to prepare an amendment to the merger agreement to reflect this proposed change and certain related changes to the original merger agreement.

During May and June 2009, senior management of UBSH and FMB continued their discussions on combining FMB and UBTC. At a meeting on June 18, 2009, the UBSH board of directors approved moving forward with amending the merger agreement and authorized certain UBSH executive officers to execute such amended agreement to reflect a revised structure of the business combination, by which UBSH would establish an interim bank subsidiary into which both FMB and UBTC would eventually merge, resulting in a combined Virginia bank subsidiary of which UBSH would be the parent company. On June 17, 2009, the FMB board, acting by unanimous written consent, approved amending the merger agreement and authorized certain FMB executive officers to execute such amended agreement to reflect the revised structure. On June 19, 2009, the parties entered into the First Amended and Restated Agreement and Plan of Reorganization. At a meeting on June 25, 2009, the UBSH board ratified the amended merger agreement.

UBSH’s Reasons for the Merger; Recommendation of UBSH’s Board of Directors

In reaching its decision to adopt the merger agreement and recommend approval of the merger related matters to shareholders, the UBSH board of directors consulted with senior management, as well as with its outside financial and legal advisors, and considered a number of factors, including, but not limited to, the following:

•

its knowledge and analysis of the current environment in the financial services industry, including the difficult economic conditions and the associated credit quality and capital issues facing the banking industry, continuing consolidation, the interest rate environment, higher operating costs resulting from regulatory initiatives and compliance mandates, trends in technology, increasing nationwide competition, and the likely effects of these factors on the companies’ potential growth, performance and strategic options;

•

its knowledge and review of FMB’s financial condition, earnings, business operations and prospects, taking into account the results of UBSH’s due diligence investigation of FMB, and its belief that FMB is a high quality franchise with a compatible business culture and a shared approach to customer service;

•

the fact that the merger would create the largest independent community banking organization headquartered in Virginia, based on currently estimated pro forma assets ($4.0 billion), loans ($2.8 billion) and deposits ($3.2 billion);

•

based on June 30, 2008 deposit data from the Federal Deposit Insurance Corporation, the combined bank would have the 5th largest deposit market share in the Richmond metropolitan area, and on a state-wide basis the combined company would have the 6th largest deposit market share;

•

its belief that the combined company’s increased size and scale, including its significantly larger capital base (approximately $403.0 million), and quality of operations would better position it to compete and grow its business;

•	the potential cost saving opportunities (currently estimated at approximately $11.0 million pre-tax annually when fully phased-in) and the related potential impact on the combined company’s earnings;

•	its belief that the combined company will be positioned to benefit from increased lending capacity;

•

its belief that the merger will accelerate UBSH’s strategy to be a statewide financial services provider by enhancing its growth opportunities through de novo branching and its improved ability to attract acquisition candidates;

•

its determination that an exchange ratio for the outstanding shares of FMB common stock that is fixed and not subject to adjustment is appropriate to reflect the strategic purpose of the merger and consistent with market practice for mergers of this type and that a fixed exchange ratio fairly captures the respective ownership interests of the UBSH and FMB shareholders based on fundamental valuation assessments and avoids fluctuations caused by near-term market volatility;

•

the financial analyses and presentation of KBW, and its oral and written opinions that, as of March 26, 2009, the merger consideration to be paid in the merger was fair, from a financial point of view, to UBSH (see “— Opinion of UBSH’s Financial Advisor”);

•	the corporate governance provisions established for the transaction, including the post-merger board and the designation of key senior management of the combined company; and

•

its assessment of the likelihood that the merger would be completed in a timely manner without unacceptable regulatory conditions or requirements, including that no branch divestitures would likely be required, and the ability of the management team to successfully integrate and operate the businesses of the combined company after the merger.

The UBSH board also considered the risks and potential negative factors outlined below, but concluded that the anticipated benefits of combining with FMB were likely to outweigh substantially these risks and factors. The risk factors included:

•	the potential for an initial negative impact on the market price of UBSH common stock;

•	the possibility that the merger and related integration process could result in the loss of key employees, the disruption of UBSH’s on-going business, and the loss of customers;

•	the possibility of encountering difficulties in achieving cost savings in the amount currently estimated or in the timeframe currently contemplated;

•	the substantial merger and integration related expenses, estimated at approximately $8.0 million (pre-tax);

•	that the Board of Governors of the Federal Reserve System could attempt to condition its approval of the merger with burdensome conditions;

•	the potential impact of any substantial future change in the ownership structure of Ukrop’s grocery stores, in many of which FMB operates branches; and

•	the risks of the type and nature described under “Cautionary Statement Regarding Forward-Looking Statements,” “Risk Factors,” and in filings of UBSH incorporated in this proxy statement by reference.

The foregoing discussion of the factors considered by UBSH’s board of directors is not intended to be exhaustive, but is believed to include all the material factors considered by UBSH’s board. In view of the wide variety of factors considered in connection with its evaluation of the merger and the complexity of these matters, the board of directors did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to approve the merger and the merger agreement and recommend that shareholders vote “FOR” the approval of the issuance of up to 7.5 million shares of UBSH common stock in the merger and the proposed corporate name change to [“Union First Market Bankshares Corporation”]. In addition, individual members of the UBSH board of directors may have given differing weights to different factors. The board of directors conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, UBSH management and outside financial and legal advisors. The board considered all of the foregoing factors as a whole and, on balance, supported a favorable determination to approve the merger and recommend that shareholders approve the matters required under the merger agreement.

It should be noted that this explanation of the UBSH board’s reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements.”

The UBSH board of directors unanimously determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of UBSH and its shareholders and unanimously approved and adopted the merger agreement. The UBSH board unanimously recommends that shareholders vote “FOR” the approval of the issuance of UBSH common stock in the merger, the approval of the related change in the corporate name and the approval to adjourn or postpone the UBSH special meeting, if necessary.

Opinion of UBSH’s Financial Advisor

On February 19, 2009, UBSH executed an engagement agreement with Keefe, Bruyette & Woods, Inc. KBW’s engagement encompassed assisting UBSH in analyzing, structuring, negotiating and effecting a transaction with FMB. UBSH selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger and is familiar with UBSH and its business. As part of its investment banking business, KBW is continually engaged in the valuation of financial businesses and their securities in connection with mergers and acquisitions.

On March 26, 2009, the UBSH board of directors held a meeting to evaluate the proposed merger of FMB with UBSH. At this meeting, KBW reviewed the financial aspects of the proposed merger and rendered an oral opinion (subsequently delivering a written opinion on March 30, 2009), to UBSH that, as of such date, and based upon and subject to factors and assumptions set forth therein, the consideration to be paid in the merger is fair, from a financial point of view to UBSH. The UBSH board of directors approved the original merger agreement at a special meeting held March 28, 2009 (no amendment to the agreement affected the consideration to be paid in the merger).

The full text of KBW’s written opinion, dated March 30, 2009, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this document and is incorporated herein by reference. The description of the opinion set forth herein is qualified in its entirety by reference to the full text of such opinion. UBSH’s shareholders are urged to read the opinion in its entirety.

KBW’s opinion speaks only as of the date of the opinion. The opinion is directed to the UBSH board and addresses only the fairness, from a financial point of view to UBSH, of the consideration paid in the merger. It does not address the underlying business decision to proceed with the merger and does not constitute a recommendation to any UBSH shareholder as to how the shareholder should vote at the UBSH special meeting on the merger or any related matter.

In connection with its opinion, KBW reviewed, analyzed and relied upon material bearing upon the merger and the financial and operating condition of UBSH and FMB and the merger, including among other things, the following:

•	the merger agreement;

•

the Annual Report to shareholders and Annual Report on Form 10-K for the three years ended December 31, 2008 of UBSH and the annual regulatory reports of FMB for the three years ended December 31, 2008;

•

certain interim reports to shareholders and Quarterly Reports on Form 10-Q of UBSH, certain interim regulatory reports of FMB and certain communications from UBSH and FMB to their respective shareholders; and

•	other financial information concerning the businesses and operations of UBSH and FMB furnished to KBW by UBSH and FMB, respectively, for purposes of KBW’s analysis.

KBW also held discussions with members of senior management of UBSH and FMB regarding the past and current business operations, regulatory relationships, financial condition, and future prospects of the respective companies and such other matters that KBW deemed relevant to its inquiry. In addition, KBW compared certain financial information for FMB and certain financial and stock market information for UBSH with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the banking industry, evaluated the potential pro forma impact of the merger with UBSH, including cost savings and revenue enhancements, that management of UBSH expects to result from a combination of the businesses of UBSH and FMB and performed such other studies and analyses as KBW considered appropriate.

In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to it or publicly available, and did not independently verify the accuracy or completeness of any such information or assume any responsibility for such verification or accuracy. KBW relied upon the management of UBSH and FMB as to the reasonableness and achievability of the financial and operating forecasts and projections (and assumptions and bases therefor) provided to KBW and KBW assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. KBW is not an expert in the independent valuation of the adequacy of allowances for loan losses, and without independent verification, assumed that the aggregate allowances for loan and lease losses for UBSH and FMB are adequate to cover those losses. KBW did not make or obtain any evaluations or appraisals of any assets or liabilities of FMB or UBSH, nor did it examine or review any individual credit files.

The projections furnished to KBW and used by it in certain of its analyses were prepared by UBSH and FMB’s senior management teams. UBSH and FMB do not publicly disclose internal management projections of the type provided to KBW in connection with its review of the merger. As a result, such projections were not prepared with a view towards public disclosure. The projections were based on numerous variables and assumptions, which are inherently uncertain, including factors related to general economic and competitive conditions. Accordingly, actual results could vary significantly from those set forth in the projections. Any estimates or projections contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates or projections of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty.

At the direction of UBSH’s board of directors, KBW was not asked to, and it did not, offer any opinion as to the terms of the merger agreement or the form of the merger, other than the consideration, to the extent expressly specified in KBW’s opinion. KBW expressed no opinion as to what the value of UBSH common stock would be when issued pursuant to the merger or the prices at which UBSH common stock would trade at any time. Additionally, KBW’s opinion did not address the relative merits of the merger as compared to any alternative business strategies that might exist for UBSH, nor did it address the effect of any other business combination in which UBSH might engage.

For purposes of rendering its opinion, KBW assumed that, in all respects material to its analyses:

•	the merger will be completed substantially in accordance with the terms set forth in the merger agreement;

•	the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement are true and correct;

•	each party to the merger agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents;

•	all conditions to the completion of the merger will be satisfied without any waivers; and

•

in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the merger, including the cost savings, revenue enhancements and related expenses expected to result from the merger.

KBW further assumed that the merger will be accounted for using the acquisition method under generally accepted accounting principles, and that the merger will qualify as a tax-free reorganization for United States federal income tax purposes. KBW’s opinion is not an expression of an opinion as to the prices at which shares of UBSH common stock will trade since the announcement of the proposed merger or the actual value of the UBSH common shares when issued pursuant to the merger, or the prices at which the UBSH common shares will trade following the completion of the merger.

In performing its analyses, KBW considered such financial and other factors they deemed appropriate, including among other things, the historical and current financial position and results of operations of UBSH and FMB, the assets and liabilities of UBSH and FMB, and the nature and terms of certain other merger transactions involving banks and bank holding companies. KBW also took into account their assessment of general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, UBSH and FMB and none of UBSH, FMB, KBW or any other person assumes responsibility if future results are materially different from those projected.

The consideration was determined through negotiation between UBSH and FMB and the decision to enter into the merger was solely that of UBSH’s board of directors. In addition, the KBW opinion was among several factors taken into consideration by the UBSH board in making its determination to approve the merger agreement and the merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the UBSH board with respect to the fairness of the consideration to be paid in the merger.

Summary of Analysis by KBW. The following is a summary of the material financial analyses presented by KBW to the UBSH board, in connection with rendering the fairness opinion described above. The following summary is not a complete description of the financial analyses performed by KBW in rendering its opinion or the presentation made by KBW to the UBSH board, nor does the order of analysis described represent relative importance or weight given to any particular analysis by KBW and is qualified in its entirety by reference to the written opinion of KBW attached as Annex B. The preparation of a fairness opinion is a complex analytic process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. Selecting portions of the analysis or of the summary set forth herein, without considering the analysis as a whole, could create an incomplete view of the processes underlying KBW’s opinion. In arriving at its opinion, KBW considered the results of its entire analysis and KBW did not attribute any particular weight to any analysis or factor that it considered. Rather KBW made its determination as to fairness on the basis of its experience and professional judgment after considering the results of its entire analysis. The financial analyses summarized below include information presented in tabular format. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion. The tables alone do not constitute a complete description of the financial analyses.

Summary of Proposal. Pursuant to the terms of the merger agreement, each outstanding share of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of FMB will be converted into and exchanged for 6,273.259 shares of common stock, par value $1.33 per share, of UBSH. Each share of Series A 9% Non-Cumulative Preferred Stock of FMB will be converted into and exchanged for the number of shares of UBSH Common Stock that is equal to the quotient determined by dividing $100,000 by the 10-day trading average share price as of the fifth business day preceding the closing date, provided the average price shall not be more than $16.89 nor less than $12.89. Each share of FMB Series B Preferred Stock issued and outstanding will be converted into and exchanged for one share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, of UBSH. Each share and each fractional share of FMB Series C Preferred Stock issued and outstanding will be converted into and exchanged for one share or an equivalent fractional share interest, as applicable, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of UBSH. Each share of common stock, par value $1.33 per share, of UBSH issued and outstanding prior to the merger shall remain an issued and outstanding share of UBSH. The terms and conditions of the merger are more fully set forth in the merger agreement.

Selected Peer Group Analysis. Using publicly available information, KBW compared the financial performance and financial condition of FMB to the following depository institutions that KBW considered comparable to FMB.

Companies included in FMB’s peer group were:

TowneBank	Cardinal Financial Corporation
Hampton Roads Bankshares, Inc.	Commonwealth Bankshares, Inc.
StellarOne Corporation	Eastern Virginia Bankshares, Inc.
Virginia Commerce Bancorp, Inc.	Middleburg Financial Corporation
First Community Bancshares, Inc.

To perform this analysis, KBW used financial information as of or for the three or twelve month period ended December 31, 2008, if available, otherwise the three or twelve month period ended September 30, 2008. Certain financial data prepared by KBW, and as referenced in the tables presented below, may not correspond to the data presented in FMB’s historical financial statements, as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.

KBW’s analysis showed the following concerning FMB’s financial performance:

Financial Performance Measures	FMB	FMB Peer Group Median
Most Recent Quarter Net Interest Margin	3.4%	3.4%
Latest Twelve Months Efficiency Ratio	80.4%	64.1%
Latest Twelve Months Fee Income / Average Assets	0.9%	1.0%
Latest Twelve Months Core Return on Average Assets (1)	0.3%	0.5%

(1)	Core income is defined as net income before extraordinary items, less the after-tax portion of investment securities gains or losses and nonrecurring items

KBW’s analysis showed the following concerning FMB’s financial condition:

Financial Condition Measures	FMB	FMB Peer Group Median
Tangible Common Equity / Tangible Assets	6.0%	6.9%
Total Capital Ratio	13.6%	14.0%
Loans / Deposits	92.4%	100.7%
NPAs / Loans + OREO	0.6%	1.7%
Loan Loss Reserves / Loans	1.3%	1.4%
Last Twelve Months NCOs / Average Loans	0.3%	0.3%

Capital ratios pro forma for all acquisitions and/or capital raises, including participation in the Capital Purchase Program of the U. S. Treasury’s Troubled Asset Relief Program (“TARP”).

Selected Transaction Analysis. KBW reviewed publicly available information related to selected comparably sized acquisitions of banks and thrifts announced after July 1, 2007, with headquarters in Maryland, Virginia and North Carolina with aggregate transaction values between $20 million and $500 million. The transactions included in the group were:

Acquiror	Acquired Company
M&T Bank Corporation	Provident Bankshares Corporation
Hampton Roads Bankshares, Inc.	Gateway Financial Holdings, Inc.
Yadkin Valley Financial Corporation	American Community Bancshares, Inc.
First Community Bancshares, Inc.	Coddle Creek Financial Corp.
Village Bank and Trust Financial Corp.	River City Bank
Hampton Roads Bankshares, Inc.	Shore Financial Corporation
Community Bankers Acquisition Corp.	BOE Financial Services of Virginia, Inc.
Eagle Bancorp, Inc.	Fidelity & Trust Financial Corporation
Community Bankers Acquisition Corp.	TransCommunity Financial Corporation
SCBT Financial Corporation	TSB Financial Corporation

Transaction multiples for the merger were derived from an aggregate offer price of $103 million for FMB. For each precedent transaction, KBW derived and compared, among other things, the implied ratio of price per common share paid for the acquired company to:

•	the earnings per share of the acquired company for the latest 12 months of results publicly available prior to the time the transaction was announced;

•	tangible book value per share of the acquired company based on the latest publicly available financial statements of the company available prior to the announcement of the acquisition; and

•

tangible equity premium to core deposits based on latest publicly available financial statements of the company prior to announcement of the acquisition. Core deposits were defined as total deposits less jumbo CDs (CDs with balances greater than $100,000).

The results of the analysis are set forth in the following table:

	UBSH/ FMB	Regional Comparable Transactions Median
Price / Trailing 12 months earnings per share	Not meaningful	21.6x
Price / Tangible Book value	115.1%	162.1%
Core Deposit Premium	1.4%	13.8%

No company or transaction used as a comparison in the above analysis is identical to UBSH, FMB or the proposed merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.

Discounted Cash Flow Analysis. KBW performed a discounted cash flow analysis to estimate a range for the implied aggregate equity value of FMB. In this analysis, KBW assumed discount rates ranging from 11.0% to 15.0% to derive (i) the present value of the estimated free cash flows that FMB could generate over a five year period, including certain cost savings and revenue enhancements forecasted as a result of the merger, and (ii) the present value of FMB’s terminal value at the end of year five. Terminal values for FMB were calculated based on a range of 11.0x to 15.0x estimated year six earnings per share. In performing this analysis, KBW used FMB’s management’s estimates. These estimates were adjusted accordingly for $33.9 million of preferred stock issued by FMB under the TARP Capital Purchase Program. Certain data was adjusted to account for certain restructuring charges anticipated by management to result from the merger. KBW assumed that FMB would maintain a tangible common equity / tangible asset ratio of 6.50% and would retain sufficient earnings to maintain that level. Any earnings in excess of what would need to be retained represented dividendable cash flows for FMB.

Based on these assumptions, KBW derived a range of implied aggregate equity values of FMB of $153.1 million to $240.4 million.

The discounted cash flow analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, dividend payout rates, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of FMB.

Pro Forma Financial Analysis. KBW analyzed the estimated financial impact of the merger on UBSH’s 2010 estimated earnings per share. For both UBSH and FMB, KBW used management estimates of earnings per share for 2010. KBW adjusted both UBSH and FMB’s capital and earnings estimates accordingly for $59.0 million and $33.9 million of Preferred stock issued under the TARP Capital Purchase Program, respectively. In addition, KBW assumed that the merger will result in cost savings and revenue enhancements equal to UBSH’s management’s estimates. Based on its analysis, KBW determined that the merger would be accretive to UBSH’s estimated GAAP earnings per share in 2010.

Furthermore, the analysis indicated that UBSH’s Leverage Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk Based Capital Ratio would all remain “well capitalized” by regulatory standards. This analysis was based on internal projections provided by UBSH and FMB’s senior management teams. For all of the above analysis, the actual results achieved by UBSH following the merger may vary from the projected results, and the variations may be material.

Other Analyses. KBW compared the relative financial performance of FMB to a variety of relevant industry peer groups and indices. KBW also reviewed earnings estimates, balance sheet composition and other financial data for FMB.

The UBSH board retained KBW as an independent contractor to act as financial adviser to UBSH regarding the merger. As part of its investment banking business, KBW is continually engaged in the valuation of banking businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. As specialists in the securities of banking companies, KBW has experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of its business as a broker-dealer, KBW may, from time to time, purchase securities from, and sell securities to, UBSH and FMB. As a market maker in securities KBW may from time to time have a long or short position in, and buy or sell, debt or equity securities of UBSH for KBW’s own account and for the accounts of its customers.

UBSH and KBW entered into an agreement relating to the services to be provided by KBW in connection with the merger. UBSH agreed to pay KBW a cash fee of $100,000 upon the earlier of the execution of (i) an agreement in principle, or (ii) a definitive agreement with respect to a transaction. In addition, UBSH agreed to pay to KBW at the time of closing a cash fee equal to $550,000. Pursuant to the KBW engagement agreement, UBSH also agreed to reimburse KBW for all reasonable out-of-pocket expenses and disbursements, including fees and reasonable expenses of counsel, incurred in connection with the engagement and to indemnify KBW and related parties against certain liabilities, including liabilities under federal securities laws, relating to, or arising out of, its engagement.

Effective Date

The effective date of the merger will be the effective date and time set forth in the articles of merger that FMB and the interim bank will file with the Virginia State Corporation Commission and the articles of combination that FMB and the interim bank will file with the Office of Thrift Supervision. We will close the merger on a date on which both UBSH and FMB agree after the satisfaction or waiver, where waiver is legally permissible, of the last remaining condition to the merger, unless extended by the parties’ mutual agreement. See “The Merger — Conditions to Completion of the Merger” at page       .

We anticipate that we will complete the merger in the fourth quarter of 2009, subject to the receipt of required shareholder and regulatory approvals. There can be no assurances as to if or when these approvals will be obtained or that the merger will be completed. If we do not complete the merger by March 31, 2010, either party may terminate the merger agreement, unless the failure to complete the merger by this date is due to the failure of the party seeking to terminate the merger agreement to perform or observe its covenants and agreements in the merger agreement. See “The Merger — Conditions to Completion of the Merger” at page       .

Merger Consideration

General. In the proposed merger, holders of FMB common stock will receive 6,273.259 shares of common stock of the combined company for each of their shares of FMB common stock outstanding on the effective date of the merger. This exchange ratio is fixed and will not be adjusted to reflect stock price changes prior to the closing. In addition, each share of FMB’s Series A preferred stock will be converted into the number of shares of common stock of the combined company that is equal to the quotient determined by dividing $100,000 (the stock’s liquidation preference) by the 10-day average trading price of UBSH common stock as of the fifth business day before the closing, provided that average trading price will not be more than $16.89 or less than $12.89.

Each share of the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, and the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of FMB issued and outstanding before the merger will be converted into and exchanged for one share of a corresponding series of preferred stock of the combined company with substantially identical preferences, rights and limitations.

UBSH’s shareholders will continue to own their existing shares of UBSH common stock. Each share of UBSH common stock will represent one share of common stock in the combined company following the merger.

Upon completion of the merger, current UBSH shareholders will own approximately 65% of the combined company’s outstanding common stock, on a fully diluted basis, and current FMB shareholders will own approximately 35% of the combined company’s outstanding common stock, on a fully diluted basis.

Fractional Shares. We will not issue any fractional shares of common stock of the combined company. Instead, an FMB shareholder who would otherwise have received a fraction of a share will receive an amount of cash equal to the fraction of a share of combined company common stock to which such holder would otherwise be entitled.

Treatment of FMB Equity Units. The holders of equity units in FMB’s Employee Equity Participation Plan will receive cash in exchange for the equity units. As of December 31, 2008, 61,250 equity units granted under such plan were outstanding and represented the right to receive $1,435,000 in the aggregate.

Exchange of Stock Certificates in the Merger

UBSH Common Stock. Each share of UBSH common stock issued and outstanding immediately before the effective date of the merger will remain issued and outstanding immediately after completion of the merger as a share of common stock of the combined company. As a result, there is no need for UBSH shareholders to submit their stock certificates to UBSH, the exchange agent or to any other person in connection with the merger or otherwise take any action as a result of the completion of the merger.

FMB Common Stock. At the effective date of the merger, UBSH will cause to be deposited with the exchange agent certificates representing shares of common stock of the combined company for the benefit of the holders of certificates representing shares of FMB common stock and Series A preferred stock, and cash instead of any fractional shares that would otherwise be issued to FMB shareholders in the merger.

Promptly after the completion of the merger, the exchange agent will send transmittal materials to each holder of a certificate for FMB common stock and Series A preferred stock for use in exchanging FMB stock certificates for certificates representing shares of combined company common stock and cash instead of fractional shares, if applicable. The exchange agent will deliver certificates representing common stock of the combined company and a check instead of any fractional shares once it receives the properly completed transmittal materials, together with certificates representing a holder’s shares of FMB common stock or Series A preferred stock.

Dissenters’ and Appraisal Rights

UBSH. The shareholders of UBSH are not entitled to dissenters’ or appraisal rights in connection with the merger.

FMB. Holders of FMB common stock and Series A preferred stock have the right to demand and receive payment of the fair value of their shares pursuant to the provisions of an Office of Thrift Supervision regulation (12 C.F.R. § 552.14). Under the OTS regulation, FMB’s shareholders who object to the merger may demand payment of the value of their shares of FMB stock instead of receiving common stock of the combined company. A dissenting shareholder electing to make a demand for an appraisal must:

•	not vote in favor of the merger agreement;

•	record his opposition to the merger at the time of the FMB special meeting or within 20 days after the date of the meeting; and

•	demand payment for his or her shares.

Voting against the merger agreement will not by itself satisfy the requirement that a dissenter record his opposition to the merger. Rather, in order to record opposition to the merger, a shareholder must provide a separate written notice to FMB. Failure to vote against the merger agreement will not constitute a waiver of a shareholder’s right to dissent under the OTS regulation. If the merger takes place, the shareholder may, within 60 days after the effective date of the merger and upon 10 days written notice to the combined company, petition the OTS for the appointment of an appraiser who will estimate and determine the value of the shareholder’s shares. Upon due appointment and the completion of the valuation, the appraiser will deliver to the combined company, and to the shareholder upon demand, a copy of the appraiser’s report. All expenses incurred in determining the value of the shares will be payable by the combined company. The combined company will pay the determined value set forth in the report and the shareholder will cease to be a shareholder of the combined company or to have any interest in the combined bank or combined company.

Representations and Warranties

The merger agreement contains reciprocal representations and warranties relating to UBSH and FMB’s respective businesses, including:

•	corporate organization, standing and power, and subsidiaries;

•	requisite corporate authority to enter into the merger agreement and to complete the contemplated transactions;

•	capital structure;

•	securities law filings of UBSH, financial statements included in certain of those filings, regulatory reports filed with governmental agencies and accounting controls;

•	absence of certain changes or events and absence of certain undisclosed liabilities;

•	material contracts;

•	legal proceedings;

•	compliance with applicable laws;

•	tax matters;

•	employee benefit matters;

•	insurance;

•	loan portfolio, allowance for loan losses and mortgage loan buy-backs;

•	certain loans and related matters;

•	environmental matters;

•	books and records;

•	ownership and leasehold interests in properties;

•	intellectual property;

•	tax treatment;

•	brokers and finders; and

•	engagement of financial advisors.

With the exception of specified representations relating to capitalization, corporate authority and the UBSH fairness opinion that must be true and correct in all material respects, and representations relating to absence of conflict with organizational documents and absence of certain changes reasonably likely to have a material adverse effect, which must be true and correct in all respects, no representation will be deemed untrue or incorrect as a consequence of the existence or absence of any fact or event unless that fact or event, individually or taken together with all other facts or events, has had or is reasonably likely to have a material adverse effect on the company making the representation.

The representations described above and included in the merger agreement were made for purposes of the merger agreement and are subject to qualifications and limitations agreed to by the parties in connection with negotiating the terms of the merger agreement. In addition, certain representations and warranties were made as of a specific date and may be subject to a contractual standard of materiality different from what might be viewed as material to shareholders. The representations and warranties and other provisions of the merger agreement should not be read alone, but instead should only be read together with the information provided elsewhere in this proxy statement and in the documents incorporated by reference into this proxy statement, including the periodic and current reports and statements that UBSH files with the SEC. See “Where You Can Find More Information” beginning on page     .

Conditions to the Merger

The respective obligations of UBSH and FMB to complete the merger are subject to the fulfillment or waiver of certain conditions, including the following:

•	approval of the merger agreement by the holders of FMB common stock and Series A preferred stock;

•	approval by the UBSH shareholders of the common stock to be issued in the merger and the amendment to its articles of incorporation to change its name to [“Union First Market Bankshares Corporation”];

•	approval of the merger by the necessary federal and state regulatory authorities;

•	approval from the NASDAQ Stock Market for the listing on the NASDAQ Global Select Market of the shares of common stock of the combined company to be issued in the merger;

•	the absence of any order, decree or injunction of a court or regulatory agency that enjoins or prohibits the completion of the merger;

•	accuracy of the other party’s representations and warranties in the merger agreement;

•	the other party’s compliance with its obligations under the merger agreement;

•	the receipt by each party from its legal advisor of a written legal opinion relating to the U. S. federal income tax treatment of the merger; and

•	the execution and delivery of the registration rights agreement by UBSH.

Where the law permits, UBSH and FMB could choose to waive a condition to its obligation to complete the merger even if that condition has not been satisfied. We cannot be certain when, or if, the conditions to the merger will be satisfied or waived or that the merger will be completed.

Regulatory Approvals

We cannot complete the merger unless it is approved by the Federal Reserve and the Virginia State Corporation Commission. On                     , 2009, UBSH filed the required applications with the Federal Reserve and the Virginia State Corporation Commission.

As of the date of this proxy statement, we have not yet received the required approvals. While we do not know of any reason why we would not be able to obtain the necessary approvals in a timely manner, we cannot be certain when or if we will receive them.

Business Pending the Merger

The parties to the merger agreement have made customary agreements that place restrictions on them until completion of the merger. In general, the parties are required to conduct their business in the ordinary and usual course and to take no action that would affect adversely or delay the ability to obtain the required consents or perform the covenants and agreements under the merger agreement or complete the merger on a timely basis. UBSH and FMB have also agreed that, with certain exceptions, they will not, and shall not permit any of their subsidiaries to, without the prior written consent of the other party:

•	amend any articles of incorporation, bylaws or other similar governing instruments (except as provided by the merger agreement);

•

take any action, engage in any transactions or enter into any agreements which would affect adversely or delay in any material respect the ability of UBSH or FMB to obtain the necessary approvals, consents or waivers required to effect the merger or to perform its covenants and agreements on a timely basis;

•	other than as permitted in the merger agreement, issue any additional shares of capital stock or grant any stock options, restricted shares or other stock-based awards;

•

enter into or amend any written employment or severance agreement or similar arrangement with any of their directors, officers or employees, or grant any salary or wage increase or increase any employee compensation, except for normal individual increases to employees and employee bonuses made in the ordinary course of business consistent with past practice;

•	enter into or amend any retirement, stock option, or other employee benefit plan or arrangement for any directors, officers or employees;

•	incur any obligation or liability or encumber or dispose of any assets, except in the ordinary course of business and for adequate value;

•	other than as permitted in the merger agreement, make, declare, pay any dividend on, or redeem, purchase or otherwise acquire any shares of their capital stock;

•	adjust, split, combine, or reclassify any shares of capital stock;

•

make any material investment in or acquisitions of any other person or entity, other than by way of foreclosure or in satisfaction of debts previously contracted in good faith, in each case in the ordinary course of business;

•

enter into any new line of business, or change our lending, investment, underwriting, risk and asset liability management and other banking and operating policies that are material to us, except as required by applicable law;

•

implement or adopt any change in its tax or financial accounting principles, practices or methods, including reserving methodologies, other than as may be required by generally accepted accounting principles in the U. S., regulatory accounting guidelines or applicable law;

•

knowingly take, or knowingly omit to take, any action that would reasonably be expected to prevent the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code;

•	take any action that would make any representation or warranty in the merger agreement untrue; or

•	agree to take any of the actions prohibited by the preceding bullet points.

Transition Committee

If UBSH wishes to take certain major corporate actions before the merger, prior approval is required by a transition committee comprised of the current UBSH directors and James E. Ukrop and Steven E. Markel, current FMB directors. Approval by the transition committee will be required before UBSH:

•

issues shares of common stock or any security convertible into UBSH common stock in connection with any public offering or private placement the purpose of which is to redeem some or all of the UBSH Series A preferred stock;

•	issues shares of common stock or any security convertible into UBSH common stock in connection with a business acquisition;

•	incurs any obligation or liability, or pledges, encumbers or disposes of any of its assets, other than in the ordinary course of business and for adequate value;

•	redeems the UBSH Series A preferred stock and the warrant to purchase UBSH common stock issued to the U. S. Treasury in connection with UBSH’s participation in the TARP Capital Purchase Program; or

•	makes any material investment in or acquires another entity, other than as permitted by the merger agreement.

Amendment to UBSH Articles of Incorporation

Pursuant to the merger agreement, shareholders of UBSH will vote on a proposal to amend the articles of incorporation of UBSH to change the name of UBSH from “Union Bankshares Corporation” to [“Union First Market Bankshares Corporation”]. The proposed amendment must be approved by the affirmative vote of the holders of a majority of the outstanding shares of UBSH common stock.

No Solicitation

FMB has agreed that it will not directly or indirectly:

•	initiate, solicit or encourage any inquiries or proposals with respect to any “acquisition transaction” (as defined in the merger agreement); or

•	engage or participate in any negotiations or discussions concerning, or provide any confidential or nonpublic information relating to, an “acquisition transaction.”

An “acquisition transaction” is defined in the merger agreement as any of the following transactions involving FMB or its subsidiaries, other than as contemplated by the merger agreement: (i) any merger, consolidation, or other business combination transaction, or (ii) any acquisition or purchase, direct or indirect, of 10% or more of the consolidated assets or of 10% of any class of equity or voting securities of FMB.

Waiver and Amendment

At any time on or before the effective date of the merger, any term or condition of the merger may be waived by the party which is entitled to the benefits thereof, without shareholder approval, to the extent permitted under applicable law. The merger agreement may be amended at any time before the merger by agreement of the parties whether before or after the later of the date of their respective special meetings, except statutory requirements and requisite shareholder and regulatory authority approvals.

Termination of the Merger Agreement

The merger agreement may be terminated, and the merger abandoned, by UBSH and FMB at any time before the merger is completed if both the UBSH and FMB boards of directors vote to do so. In addition, the merger agreement may be terminated, and the merger abandoned, by either the UBSH or FMB board of directors if:

•	the merger has not been completed by March 31, 2010, unless the failure to complete the merger by such time is caused by a breach of the merger agreement by the terminating party;

•

the other party breaches any representation or warranty contained in the merger agreement, which breach would, if it were occurring on the date of the completion of the merger, result in the failure of the conditions to the terminating party’s obligation to complete the merger, and which cannot be or has not been cured within 30 days after giving of written notice to the breaching party of such breach;

•

the other party breaches any covenant or agreement contained in the merger agreement, which cannot be or has not been cured within 30 days after giving of written notice to the breaching party of such breach; or

•

any one of the following occurs: (i) the required regulatory approvals needed to complete the merger are denied, (ii) the requisite shareholder approvals are not obtained or (iii) any condition that must be satisfied to complete the merger is not met.

Either party may also terminate the merger agreement if the other party:

•

fails to recommend adoption of the proposals for shareholder approval required under the merger agreement in connection with its shareholders meeting or withdraws, modifies or qualifies such recommendation in a manner adverse to the other party;

•

materially breaches its obligations under the merger agreement by failing to call its shareholders meeting or failing to prepare and mail to its shareholders this proxy statement, in the case of UBSH, or the notice of the meeting, in the case of FMB; or

•

intentionally and willfully breaches (and does not cure within thirty days after notice of such breach) any of its representations or warranties or covenants or agreements set forth in the merger agreement.

FMB may also terminate the merger agreement if UBSH enters into a definitive agreement providing for a merger or other business combination transaction with any other corporation or entity in which UBSH would not be the surviving or continuing entity after the consummation of such transaction.

In the event of termination, the merger agreement will become null and void, except that certain provisions thereof relating to fees and expenses and confidentiality of information exchanged between the parties will survive any such termination.

Termination Fees

The merger agreement provides that each of FMB and UBSH must pay to the terminating party a $5,000,000 termination fee if there is a termination of the merger agreement because the non-terminating party:

•

fails to recommend adoption of the proposals for shareholder approval required under the merger agreement in connection with its shareholders meeting or withdraws, modifies or qualifies such recommendation in a manner adverse to the other party;

•

materially breaches its obligations under the merger agreement by failing to call its shareholders meeting or failing to prepare and mail to its shareholders this proxy statement, in the case of UBSH, or the notice of the meeting, in the case of FMB; or

•

intentionally and willfully breaches (and does not cure within thirty days after notice of such breach) any of its representations or warranties or covenants or agreements set forth in the merger agreement.

FMB may also terminate the merger agreement and seek payment of the termination fee if UBSH enters into a definitive agreement providing for a merger or other business combination transaction with any other corporation or entity in which UBSH would not be the surviving or continuing entity after the consummation of such transaction.

In addition, if the affiliate agreement signed by the FMB affiliates is materially breached and the FMB shareholders fail to approve the merger agreement and merger, FMB must pay the termination fee to UBSH.

All fees and expenses borne by either UBSH or FMB in connection with the merger will be paid by the party that incurs such fees and expenses. However, if either UBSH or FMB terminates the merger agreement due to the other party’s breach of a representation, warranty, covenant or agreement contained in the merger agreement, the non-breaching party will be entitled to payment by the breaching party of all reasonable out-of-pocket expenses incurred by it in connection with the merger.

Any termination fee that becomes payable pursuant to the merger agreement must be paid by wire transfer of immediately available funds on the business day following such termination.

If either UBSH or FMB fails to timely pay the termination fee to the other party, the party which is to pay the fee will be obligated to pay the costs and expenses, including legal fees and expenses, incurred by the other party to collect such payment.

Accounting Treatment

The merger will be accounted for under the acquisition method of accounting under generally accepted accounting principles. Under the acquisition method of accounting, the assets and liabilities of FMB will be recorded, as of completion of the merger, at their respective fair values and added to those of UBSH. Any excess of purchase price over the fair values is recorded as goodwill. Financial statements and reported results of operations of UBSH issued after completion of the merger will reflect these values, but will not be restated retroactively to reflect the historical financial position or results of operations of FMB.

Material U.S. Federal Income Tax Consequences of the Merger to Holders of UBSH Common Stock

UBSH’s acquisition by merger of all of the capital stock of FMB will not result in the recognition of gain or loss for U. S. federal income tax purposes by holders of UBSH common stock.

Interests of Certain Persons in the Merger

When considering the recommendation of the UBSH board, you should be aware that some UBSH directors and officers have interests in the merger that differ from, or are in addition to, the interests of other UBSH shareholders generally. These different and additional interests include, among others: the continuation of all current UBSH board members on the combined company board; the designation of certain UBSH directors and the president and chief executive officer of UBSH to be members of the combined bank board; and the current president and chief executive officer of UBSH becoming the chief executive officer of the combined bank.

Please see “—Board of Directors and Management of the Combined Company and the Combined Bank Following the Merger” below for more information on the interests of certain persons in the merger.

Board of Directors and Management of the Combined Company and the Combined Bank Following the Merger

Composition of the Board of Directors of the Combined Company. The bylaws of the combined company will provide that the combined company will be governed by a board of directors comprised of thirteen directors, of which ten will be the current UBSH directors, one will be the current FMB president and chief executive officer, David J. Fairchild, and the remaining two will be former members of the board of directors of FMB — James E. Ukrop, the current chairman of the board of FMB, and Steven A. Markel, a current FMB director. The directors will be split as equally as possible among the three classes of the board of directors of the combined company.

From and after the effective date of the merger through the third anniversary of the effective date, all vacancies on the board of directors of the combined company created by the cessation of service of a former UBSH director will be filled by a nominee proposed to the nominating committee of the board of directors of the combined company by a majority of the remaining UBSH directors, and all vacancies on the board of directors of the combined company created by the cessation of service of a former FMB director shall be filled by a nominee proposed to the nominating committee of the board of directors of the combined company by the FMB directors.

Management of the Combined Company. Current UBSH president and chief executive officer, G. William Beale, will serve as chief executive officer of the combined company. Mr. Fairchild will serve as president of the combined company. Current UBSH executive vice president and chief banking officer John C. Neal will serve as executive vice president and chief banking officer for the combined company, and current UBSH executive vice president and chief financial officer D. Anthony Peay will serve as executive vice president and chief financial officer for the combined company.

Composition of the Board of Directors of the Combined Bank. The combined bank will be governed by a board of directors comprised of fifteen directors, of which twelve will be current directors of UBTC or UBSH, one will be the current FMB president and chief executive officer, Mr. Fairchild, and the remaining two will be current directors of FMB.

Management of the Combined Bank. Mr. Beale will serve as chief executive officer of the combined bank. Mr. Neal will serve as president and Mr. Fairchild will serve as executive vice president and chief banking officer for the combined bank.

Payments under Employment Agreement and Change in Control Agreement for President of Combined Company. In connection with entering into the merger agreement, UBSH has entered into an employment agreement with Mr. Fairchild, effective upon the effective date of the merger, pursuant to which he will serve as president of the combined company and executive vice president and chief banking officer of the combined bank. The employment agreement, which has an initial term of two years, provides that beginning on the second day of the employment period, and on each day thereafter, the term will automatically be extended an additional day, unless prior to the extension either party gives written notice that the employment term will not be extended. Throughout the term of Mr. Fairchild’s employment, he will be paid a minimum annual base salary of $265,000, which may be increased or decreased (but not below the minimum amount) in the sole discretion of the board of directors of UBSH. In addition, he may be entitled to receive annual cash bonus payments and may be entitled to participate in the combined company’s stock incentive plan, each as determined by the respective terms of the plans. Mr. Fairchild will also be entitled to participate in the combined company’s benefit plans at levels similar to other senior officers. The combined company may terminate Mr. Fairchild’s employment at any time for “cause” (as defined in the employment agreement) without incurring any additional obligations to him. If the combined company terminates Mr. Fairchild’s employment for any reason other than for cause (excluding a termination due to Mr. Fairchild’s death or disability) or if Mr. Fairchild terminates his employment for “good reason” (as defined in the employment agreement), the combined company will generally be obligated to continue to provide Mr. Fairchild salary continuation payments at a rate equal to his then-current base salary and certain health and welfare benefits for two years following the date of termination. The combined company’s obligation to provide Mr. Fairchild salary continuation payments and health and welfare benefits may terminate prior to the second anniversary of Mr. Fairchild’s termination of employment if he accepts new employment, subject to the non-competition restrictions discussed below. Upon termination of his employment, Mr. Fairchild will be subject to a one-year noncompetition restriction and a two-year nonsolicitation restriction following the termination of his employment for any reason.

Mr. Fairchild has also entered into a management continuity agreement with UBSH effective on the date of the merger. This agreement will continue in perpetuity unless notice is given by the combined company of its intent to terminate the agreement. The combined company, however, may not terminate the agreement before December 31, 2011. In the event that there is a “change in control” (as defined in the management continuity agreement) of the combined company, Mr. Fairchild’s employment agreement will automatically terminate and the management continuity agreement will govern the terms of Mr. Fairchild’s employment. Under the terms of the management continuity agreement, the combined company or its successor is required to continue to employ Mr. Fairchild for a term of three years after the date of a change in control, with the same authority, compensation and benefits that are at least the same as those he received immediately prior to the change in control. Mr. Fairchild would receive a base salary that is at least equal to the salary paid to him in the year immediately prior to a change in control and bonuses at least equal to the annual bonus paid to him prior to the change in control. If Mr. Fairchild’s employment is terminated during the initial three-year term of the management continuity agreement, he will be entitled to payments not later than the first day of the seventh month after the date of termination as described below.

•

If Mr. Fairchild’s employment is terminated due to his death he will receive payment of (i) any “accrued obligations” (as defined in the management continuity agreement); (ii) 24 months of continued health and welfare coverage (the “welfare continuance”) for his spouse and other dependents; and (iii) all other health and retirement benefits pursuant to the terms of any applicable plan or arrangement in which he participates.

•

If Mr. Fairchild’s employment is terminated due to his “disability” (as defined in the management continuity agreement) he will receive payment of (i) any accrued obligations and six months base salary; (ii) the welfare continuance; and (iii) all disability and retirement benefits pursuant to the terms of any applicable plan or arrangement in which he participates.

•

If Mr. Fairchild’s employment is terminated for “cause” (as defined in the management continuity agreement) or he terminates his employment without “good reason” (as defined in the management continuity agreement), he will receive payment of his base salary through his termination date.

•

If Mr. Fairchild’s employment is terminated without cause, he terminates his employment for good reason or he terminates his employment during a specified “window period” following a change in control, he will receive the following payments:

•	the accrued obligations;

•

a lump sum cash payment equal to two times his base salary, at the rate then in effect, plus the highest annual bonus paid or payable for the two most recently completed years plus any amounts contributed by him under any salary deferral arrangement; and

•	the welfare continuance benefit.

Mr. Fairchild will also be entitled to a tax gross up payment should any of the payments described above be subject to the special “golden parachute” excise taxes imposed by Section 4999 of the Internal Revenue Code. The amount of any gross up payment will be such that Mr. Fairchild will receive an after-tax amount equal to the amount he would have received absent the imposition of all taxes.

Mr. Fairchild’s employment and management continuity agreements are subject to certain limitations by the applicable agreements, waivers, regulations and guidelines relating to the UBSH’s participation in the TARP Capital Purchase Program. As a result of the limitations, Mr. Fairchild may be prohibited from receiving payment of certain of the above described amounts during the period in which UBSH or the combined company continues its participation in the TARP Capital Purchase Program.

Affiliate Agreement

Certain shareholders of FMB have entered into an agreement with UBSH pursuant to which they have agreed individually to vote all of their shares in favor of the merger agreement. As of March 30, 2009, such individuals owned shares representing approximately 97% of the voting power of FMB common stock and Series A preferred stock entitled to vote at the special meeting of FMB shareholders to approve the merger.

The affiliate agreement prohibits, subject to limited exceptions, the shareholder from selling, transferring, pledging, encumbering or otherwise disposing of any shares of FMB stock. The affiliate agreement terminates upon the earlier to occur of the completion of the merger and the termination of the merger agreement in accordance with its terms.

Registration Rights Agreement

One of the closing conditions to the merger is that UBSH and the shareholders of FMB enter into a registration rights agreement with respect to the common stock of the combined company that the FMB shareholders will receive in the merger.

The following is a summary of the material provisions of the registration rights agreement and is qualified in its entirety by reference to the form of registration rights agreement, which is attached to this proxy statement as Annex C and which we incorporate by reference into this document. This summary does not contain all of the information about the registration rights agreement. We urge you to read the entire registration rights agreement for a more complete understanding of the agreement.

Required Registration. The registration rights agreement will require the combined company to use its best efforts to register under the Securities Act of 1933, as soon as practicable after the effective date of the merger, all of the shares of its common stock issued to the FMB shareholders pursuant to the merger agreement.

Underwritten Demand Registration. In connection with a distribution of the combined company’s common stock pursuant to an underwriting:

•

the combined company will agree to register under the Securities Act the shares received by the FMB shareholders upon a request by 50%, by shareholdings, of the Ukrops Stockholders (as defined in the registration rights agreement) or the majority, by shareholdings, of the Markel Stockholders (as defined in the registration rights agreement);

•

the combined company will not be obligated to register any shares held by the former FMB shareholders within the first six months following the effective date of the required registration referenced above; and

•

the combined company will not be obligated to take any action to register shares issued to the former FMB shareholders if the number of shares requested to be registered is less than 15% of all shares issued to the former FMB shareholders pursuant to the merger agreement.

If the underwriting firm engaged by the combined company determines that market factors limit the number of shares that can be underwritten, then the number of shares of any former FMB shareholder that can be included in such registration will be equal to the product of (i) the maximum number of shares that the underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which will equal the number of shares that such holder thereof requested be included in such registration, and the denominator of which will equal the total number of shares that were requested to be included in such registration.

Piggyback Registration. If the combined company elects or is required to register any sale of the shares of its common stock, other than pursuant to a registration statement filed on Form S-8 or Form S-4 (or any similar or successor forms issued by the SEC from time to time), the combined company will:

•

promptly provide each former FMB shareholder with written notice of such registration, including a list of all jurisdictions in which the combined company intends to register and qualify the shares; and

•

use its reasonable best efforts to include in such registration all of the registrable securities requested to be included by any former FMB shareholder within 30 days after notice of such registration is delivered to the holders.

The right of any holder to participate in an underwritten piggyback registration will be conditioned upon the former FMB shareholder agreeing to:

•	sell all of his or its registrable securities included in such registration on the basis provided in any underwriting arrangements approved by the combined company; and

•

complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

If in connection with any underwritten piggyback registration the underwriter determines that market factors limit the number of shares that can be underwritten, the number of shares of any former FMB shareholder that can be included in such registration will be equal to the product of (i) the maximum number of shares that the underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which will equal the number of shares that such former FMB shareholder requested be included in such registration, and the denominator of which will equal the total number of shares that were requested to be included in such registration.

Expenses. The combined company will pay all registration expenses in connection with the required registration and any piggyback registration. All registration expenses incurred in connection with any underwritten demand registration will be borne by the former FMB shareholders.

MARKET FOR COMMON STOCK AND DIVIDENDS

UBSH common stock is traded on the NASDAQ Global Select Market under the symbol “UBSH.” FMB common stock is not publicly traded.

As of the record date for the UBSH special meeting, there were                  shares of UBSH common stock outstanding, which were held by approximately          holders of record. Such numbers of shareholders do not reflect the number of individuals or institutional investors holding stock in nominee name through banks, brokerage firms and others.

As of                     , 2009, there were (i) 578.262 shares of FMB Class A common stock outstanding, which were held by approximately 16 holders of record; (ii) 490 shares of FMB Class B common stock outstanding, which were held by one holder of record; and (iii) 100 shares of FMB Series A preferred stock outstanding, which were held by one holder of record.

The following table sets forth, during the periods indicated, the high and low sales prices of UBSH common stock as reported on the NASDAQ Global Select Market and the dividends paid per share of UBSH common stock.

	Sales Price
	High	Low	Dividend Paid
2007
First Quarter	$30.00	$24.05	$0.175
Second Quarter	27.01	22.88	0.180
Third Quarter	24.93	19.40	0.185
Fourth Quarter	24.35	18.04	0.185
2008
First Quarter	$21.90	$16.05	$0.185
Second Quarter	20.38	14.89	0.185
Third Quarter	29.20	14.25	0.185
Fourth Quarter	25.00	16.02	0.185
2009
First Quarter	$24.91	$9.00	$0.12
Second Quarter (through , 2009)

On March 29, 2009, the date immediately prior to the public announcement of the signing of the merger agreement, the closing price per share of UBSH common stock was $14.23 on the NASDAQ Global Select Market. On                     , 2009, the latest practicable date before the date of this proxy statement, the closing sale price per share of UBSH common stock was $             on the NASDAQ Global Select Market.

UBSH pays dividends on a quarterly basis and it anticipates declaring and paying quarterly dividends at a rate ranging from $0.06 to $0.12 per share of UBSH common stock pending completion of the merger.

The board of directors of the combined company will determine the new dividend policy, subject to, among other things, applicable federal and state law and regulations, the earnings and financial condition of the combined company, and general economic conditions.

INFORMATION ABOUT UNION BANKSHARES CORPORATION

Union Bankshares Corporation is a multibank holding company headquartered in Caroline County, Virginia providing financial services through its three community banks, Union Bank and Trust Company, Northern Neck State Bank and Rappahannock National Bank, and its three nonbank financial services affiliates, Union Investment Services, Inc., a full service discount brokerage company, Union Mortgage Group, Inc., a full service mortgage lender and Union Insurance Group, LLC, a full service provider of insurance products and financial planning. Union’s current market area stretches from Rappahannock County to Fredericksburg and north to Fairfax, south to Richmond, east to Williamsburg, west to Charlottesville and throughout the Northern Neck area of Virginia. The common stock of UBSH is traded on the NASDAQ Global Select Market under the symbol “UBSH.”

As of March 31, 2009, UBSH had total consolidated assets of approximately $2.6 billion, total consolidated deposits through its banking subsidiaries of approximately $2.0 billion and consolidated shareholders’ equity of approximately $275.0 million.

The principal executive offices of UBSH are located at 211 North Main Street, P.O. Box 446 Bowling Green, Virginia 22427-0446.

For more information about UBSH, see “Where You Can Find More Information” beginning on page       .

INFORMATION ABOUT FIRST MARKET BANK

Business

First Market Bank, FSB is a federal savings bank that has its main office in Richmond, Virginia. FMB was formed in 1997 as a federal savings bank pursuant to a joint venture between National Commerce Bancorporation, a Tennessee bank holding company (“NCB”), and Ukrop’s Supermarkets, Inc., a Virginia corporation (“Ukrop’s Super Markets”), to develop bank branch operations in Ukrop’s grocery stores. Ukrop’s Super Markets has been in business since 1937 and is owned by various trusts for the benefit of James E. Ukrop, Robert S. Ukrop and members of their respective families.

In 2004, NCB merged into SunTrust Banks, Inc. (“STI”) and STI became the owner of the FMB shares then held by NCB. On March 31, 2006, pursuant to a reorganization of FMB, STI sold the FMB shares it owned to FMB, the joint venture and other agreements between FMB and STI were terminated, Markel Corporation, an insurance holding company headquartered in Richmond, Virginia (“Markel”) became a common and preferred shareholder of FMB and certain changes occurred in the stock ownership interests in FMB of Ukrop’s Super Markets and its affiliates, including members of the Ukrops’ families.

FMB currently operates 39 full-service branches, 31 of which operate in the greater Richmond, Virginia metropolitan area, four operate in Fredericksburg, Virginia, two operate in Roanoke, Virginia and two operate in Williamsburg, Virginia. Of FMB’s total branches, 25 are located in Ukrop’s Super Markets stores; the remainder are operated from free standing bank branch buildings.

FMB engages in a full-service banking business, including accepting time and demand deposits, making secured and unsecured commercial and consumer loans, financing commercial transactions and making construction and mortgage loans. FMB has automated teller machines (ATMs) at all of its offices. FMB also offers trust services through a trust department and full service securities brokerage services through an arrangement with PrimeVest Financial Services, Inc.

Residential mortgage services are offered by FMB principally through a mortgage banking subsidiary, First Market Mortgage.

FMB had 362 full-time employees and 17 part-time employees as of March 31, 2009. FMB is not a party to any collective bargaining agreement.

At March 31, 2009, FMB had total consolidated assets of approximately $1.4 billion, total net loans of approximately $1.0 billion, total deposits of approximately $1.2 billion and shareholders’ equity of approximately $124.9 million. For the year ended December 31, 2008, FMB recognized net income of approximately $1.5 million, and for the quarter ended March 31, 2009, FMB recognized net income of approximately $1.2 million.

Property

FMB leases its main office at 111 Virginia Street, Richmond, Virginia as well as 25 branch offices located in Ukrop’s grocery stores. FMB owns six branches outright and owns three branch buildings built on ground leased from third parties. FMB leases the premises for its operations center in Richmond, Virginia.

Information About FMB Directors

Information, as of December 31, 2008, concerning the twelve directors of FMB appears below.

Name	Age	Principal Occupation for Past Five Years and Positions Held with FMB and Subsidiaries	Director Since	Current Term Expires
James E. Ukrop	71	Chairman of the Board of FMB since 1997.	11/03/1997	12/31/2010

David J. Fairchild	57	Chief Executive Officer of FMB since 2003.	8/11/2003	12/31/2011

Brian K. Jackson	46	Vice President and General Counsel of Ukrop’s Super Markets since 1995.	11/03/1997	12/31/2010

David J. Naquin	53	Executive Vice President and Chief Operating Officer of Ukrop’s Super Markets since January 2008. Mr. Naquin has served Ukrop’s Super Markets in a variety of capacities since 1979.	11/03/1997	12/31/2009

Jon C. King	63	President and Chief Executive Officer of Exclusive Staffing of Virginia, Inc. since 1994.	5/21/2007	12/31/2009

Lowell S. Ukrop	47	Chief Financial Officer of Grace Street Home Additions since 2002.	5/15/2006	12/31/2010

Scott P. Aronson	37	Vice President, Marketing and Analysis of Ukrop’s Super Markets since April 2005. Mr. Aronson has served Ukrop’s Super Markets in a variety of capacities since 2003.	5/15/2006	12/31/2009

Thatagupa K. Somanath	63	President and Chief Executive Officer of Better Housing Coalition in Richmond, Virginia since 1990.	7/24/2006	12/31/2009

Thomas S. Gayner	47	Chief Investment Officer of Markel Corporation since 2000.	5/15/2006	12/31/2011

Steven A. Markel	61	Vice Chairman of Markel Corporation since 1992.	5/15/2006	12/31/2011

Thomas P. Rohman	54	Partner, law firm of McGuireWoods LLP. Mr. Rohman has been with the firm since 1983.	5/15/2006	12/31/2011

Elizabeth L. Nelson	41	President, Retail Division of First Market Bank since November 2005. President of First Market Bank from July 2003 to November 2005.	5/15/2006	12/31/2010

Executive Officers

The following table identifies each of the executive officers of FMB, the officer’s age as of December 31, 2008, the position the officer currently holds and his or her professional experience during the prior five years.

Name	Age	Position and Prior Professional Experience
David J. Fairchild	57	Chief Executive Officer of First Market Bank since July 2003. Joined First Market Bank in September 2000.

Ray A. Fleming	56	Chief Financial Officer of First Market Bank since joining the bank in September 2004.

Harry A. Turton, Jr.	44	Executive Vice President of First Market Bank since November 2005. Joined First Market Bank in January 2003 as Senior Vice President – Commercial Lending.

Elizabeth L. Nelson	41	President, Retail Division of First Market Bank since November 2005. President of First Market Bank from July 2003 to November 2005. Joined First Market Bank in November 1997.

William F. Rogerson	64	Chief Operations Officer of First Market Bank since joining the bank in June 2004.

FMB executive officers are appointed annually by the FMB board of directors.

Stock Ownership

The following table shows those persons or entities, who owned of record on March 31, 2009, the outstanding FMB common stock and Series A preferred stock. Footnotes to the table provide additional information about the ownership of Ukrop’s Thrift Holdings, Inc. and Ukrop’s Services, L.C. The address of Markel Corporation is 4521 Highwoods Parkway, Glen Allen, Virginia 23060. The address for all other persons and entities included in the table below is 2001 Maywill Street, Suite 100, Richmond, Virginia 23230.

Name of Beneficial Owner	Shares of Class A Common	Shares of Class B Common	Shares of Series A Preferred Stock
Ukrop’s Thrift Holdings, Inc. (1)	____	490	____
Ukrop’s Services, L.C. (2)	20	____	____
Ukrop Family (3)	34.131	____	____
James E. Ukrop	44.545	____	____
Robert S. Ukrop	44.545	____	____
Markel Corporation	435.041	____	100

(1)	Various trusts for the benefit of James E. Ukrop and Robert S. Ukrop and members of their respective families own 100% of the equity of Ukrop’s Super Markets, which in turn owns 100% of the equity of Ukrop’s Thrift Holdings, Inc. Various trusts for the benefit of each of James E. Ukrop and Robert S. Ukrop, and their respective families, own 50% of the equity of Ukrop’s Super Markets. A trust for the benefit of James E. Ukrop owns 49% of the voting stock and 26.25% of the total equity of Ukrop’s Super Markets. A trust for the benefit of Robert S. Ukrop owns 49% of the voting stock and 21.80% of the total equity of Ukrop’s Super Markets. Various trusts for the benefit of the adult children of James E. Ukrop and Robert S. Ukrop own the remainder of the voting stock and the equity of Ukrop’s Super Markets.

(2)	James E. Ukrop and Robert S. Ukrop each own 50% of the equity of Ukrop’s Services, L.C.

(3)	Owned by various trusts for the benefit of members of the families of children of James E. Ukrop and Robert S. Ukrop and trusts for the benefit of their families.

On February 6, 2009, FMB issued to the U. S. Treasury 33,900 shares of Series B preferred stock and 1,695 shares of Series C preferred stock in connection with the U. S. Treasury’s Troubled Asset Relief Program in exchange for a capital infusion of $33.9 million.

Related Party Transactions

During 2008, some of the directors and executive officers of FMB, members of their immediate families and some of the companies with which they are associated, had banking transactions in the ordinary course of business with FMB and may be expected to have similar transactions in the future. These transactions were made on substantially the same terms, including interest rates, collateral requirements and repayment terms, as those prevailing at the time for comparable transactions with non-affiliated persons and did not involve more than the normal risk of collectability or present other unfavorable features.

All of FMB’s branch offices located in Ukrop’s grocery stores are leased and operated under a Master License Agreement dated March 28, 2006 between Ukrop’s Super Markets and FMB. The terms of the branch office leases with Ukrop’s Super Markets were negotiated on an arm’s length basis. Ukrop’s Super Markets and FMB also have certain joint marketing arrangements.

First Market Bank has a customer loyalty program which rewards certain FMB customers that are also Ukrop’s valued customers under FMB’s Market Share Program.

As of December 31, 2008, subsidiaries of Markel had purchased participations in $25.1 million outstanding principal balance of commercial loans made by FMB and had unfunded commitments for an additional $52.2 million of participations in such loans.

Changes in and Disagreements with FMB’s Accountants on Accounting and Financial Disclosure

During the calendar years ended December 31, 2008 and 2007 and the subsequent interim period through March 31, 2009, there were no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to McGladrey & Pullen, LLP’s satisfaction, would have caused McGladrey & Pullen, LLP to make reference in connection with its opinion to the subject matter.

Regulation and Supervision of FMB

As a federally chartered thrift institution, FMB is subject to extensive regulation by the Office of Thrift Supervision. The lending, investment and deposit activities of FMB must comply with various regulatory requirements. FMB must also satisfy OTS capital requirements and maintain sufficient liquidity to support its operations in a safe and sound manner. OTS periodically examines FMB for compliance with these requirements. FMB files reports with the OTS detailing its activities and its financial condition. FMB is also subject to certain reserve requirements established by the Federal Reserve. This supervision and regulation is intended primarily for the protection of depositors.

The deposits of FMB are insured by the Federal Deposit Insurance Corporation to the maximum extent permitted by law. FMB, like other insured depository institutions, pays deposit insurance premiums to the FDIC based on a risk based assessment system.

FMB is a member of the Federal Home Loan Bank system, which consists of twelve regional banks that are subject to the supervision and regulation of the Federal Housing Finance Board. The Federal Home Loan Banks provide a central credit facility primarily for their member thrift associations. FMB, as a member of the FHLB, is required to acquire and hold shares of capital stock in the FHLB. FMB must maintain an appropriate level of qualified thrift investments and otherwise meet the standards for a qualified thrift lender to have full borrowing privileges from the FHLB of Atlanta. At March 31, 2009, FMB met the qualified thrift investment requirements as currently defined.

FMB is subject to the provisions of the USA Patriot Act of 2001, which contains sweeping anti-money laundering and financial transparency laws, and imposes various regulations, including standards for verifying client identification at account opening, and rules to promote cooperation among financial institutions, regulators and law enforcement entities in identifying parties that may be involved in terrorism or money laundering.

FMB’s relationship with its depositors and borrowers is also regulated to a great extent by both federal and Virginia laws especially in such matters as the ownership of deposit accounts, interest rates on mortgages and the form and content of contractual documents affecting these relationships.

Legal Proceedings

FMB is not a party to any legal proceedings that, if determined adversely to FMB, could have any material effect upon its financial condition or income, nor are there any proceedings pending other than ordinary routine litigation incident to the business of FMB. In addition, no material proceedings are pending or are known to be threatened or contemplated against FMB by government authorities or others.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS OF FIRST MARKET BANK

The following discussion is intended to assist you in understanding the financial condition and results of operations of FMB. The information contained in this section should be read in conjunction with the financial statements and the accompanying notes contained elsewhere in this proxy statement. The data presented for the three month periods ended March 31, 2009 and 2008, are derived from the unaudited interim financial statements of FMB and include, in the opinion of FMB’s management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the data for such periods.

Years Ended December 31, 2008 And 2007

RESULTS OF OPERATIONS

Net Income

Net income of $1.5 million recorded by FMB for the year ended December 31, 2008, reflected the overall deterioration of economic conditions, the Federal Open Market Committee of the Federal Reserve’s sweeping interest rate reductions initiated over the course of the year, and the write-down of Federal Home Loan Mortgage Corporation (“Freddie Mac”) preferred stock, purchased in April 2004, was recorded as an other-than-temporary-impairment (“OTTI”) charge. The amount of the OTTI charge was $4.4 million, an after-tax impact on net income of $2.7 million, and it was due to the unprecedented move by the U. S. Treasury placing Freddie Mac, along with Fannie Mae, in conservatorship in mid-September, 2008.

The year over year decline of $6.7 million in net income from the $8.1 million recorded for 2007 was primarily attributable to the OTTI charge, compression of the net interest margin, and increased provision for loan losses, all driven by the extraordinary domestic and global events that occurred during 2008.

Net income for 2008 equates to a return on average assets of .11% and a return on average equity of 1.71%. These same ratios for 2007 were .66% and 10.35%, respectively.

Net Interest Income

Net interest income, which represents the principal source of earnings for FMB, is the amount by which interest income exceeds interest expense. The net interest margin is net interest income expressed as a percentage of average earning assets. Changes in the volume and mix of interest-earning assets and interest-bearing liabilities, as well as their respective yields and rates, have a significant impact on the level of net interest income, the net interest margin and net income.

The overriding factor affecting net interest income in 2008 was the overall economic crisis driven by a seemingly endless occurrence of stirring events and actions resulting in rate decreases of 400 basis points in the market, a credit crisis resulting from rapidly deteriorating asset values and confidence, inflation fears driven by skyrocketing oil prices only to be followed by deflation concerns resulting from global economic weakness and plunging oil prices. At the core of the 2008 economic crisis rests the instability of the financial industry, with the landscape unquestionably altered as century old institutions disappeared through merger, sale or bankruptcy, leading the U. S. Government to take extraordinary measures in an effort to stabilize the industry and the financial system through repeated capital infusions, rate adjustments and other corporate, as well as consumer, driven measures. These collective events, together with targeted Federal Funds rate cuts, placed considerable stress on deposit pricing and competition for those deposits, both of which had a meaningful impact on FMB’s net interest margin.

For the year ended December 31, 2008, net interest income decreased by $1.5 million, or 3.6%, to $40.8 million compared to 2007. The decrease in net interest income, despite a 5.1% increase in average earning assets, highlighted the pricing and earning challenges of the rapidly falling rate environment experienced over the course of 2008. The net interest margin of 3.29% for 2008 was down 30 basis points from the prior year as funding cost reductions consistently lagged the lower loan yields that resulted from the volatile interest rate environment that persisted throughout the year. The average yield on the loan portfolio for 2008 declined by 119 basis points while the average rate paid on interest-bearing deposits reflected a 70 basis point reduction over the same period. The variable rate portion of the loan portfolio, approximately 45%, was subject to almost immediate re-pricing while less than 10% of the CD portfolio matured on a monthly basis during the same period. Adding further to the challenge was the sustained competitive market pressures within FMB’s primary footprint that kept CD and money market deposit rates at levels considerably above the interest rate curve. The dramatic nature of the rate decreases during the year clearly compounded the interest sensitivity of FMB’s earnings.

Provision for Loan Losses

The provision for loan losses for 2008 of $4.5 million compares to a 2007 provision of $1.6 million, with net charge-offs increasing from $1.2 million in 2007 to $2.6 million in 2008. This represents a 125% increase in charge-offs over the prior year, and an increase in net charge-offs as a percent of average loans to 0.25% compared to 0.12% for 2007. Notwithstanding this historically high increase for FMB, management believes the relative strength of the loan portfolio is reflective of the effectiveness of the sound underwriting and risk management practices followed in the years preceded this period of economic uncertainty. Even though the overall credit quality of loan portfolio has held up relatively well over the past year, economic indicators continue to deteriorate, placing increasing emphasis on the adequacy of the allowance for loan losses. Consequently, the elevated provisions and resulting allowance for loan losses reflects the increasing risks inherent in the portfolio as market conditions challenge every aspect of the economy.

Noninterest Income

For the year ended December 31, 2008, noninterest income decreased $4.6 million, or 38.0%, to $7.5 million from $12.0 million for 2007. Excluding the OTTI charge related to the Freddie Mac preferred stock holdings of $4.4 million, on a year over year basis noninterest income was essentially flat as the 2.4% increase in deposit service charges was offset by reduced broker commissions and trust income. Broker commissions dropped from prior year levels as concerns over declining home values and other economic fears led to contraction of investment activity by customers. Trust income also declined as tumbling stock prices negatively impacted trust asset values, a key revenue driver of FMB’s trust operation.

Noninterest Expense

For the year ended December 31, 2008, noninterest expense increased $2.2 million, or 5.4%, to $42.3 million compared to the year ended December 31, 2007. Increases in personnel expense (salaries and benefits) of $2.5 million, or 12.3%, were attributable to higher staffing levels primarily resulting from branch expansion and normal compensation increases. General and administrative expense was up $694 thousand largely due to higher FDIC insurance premiums. Lower data processing expense, achieved in cooperation with FMB’s technology outsourcing partner and other network savings initiatives, represented a $848 thousand reduction compared to the prior year.

BALANCE SHEET

Balance Sheet Overview

At December 31, 2008, total assets were $1.3 billion, an increase of $35.1 million, or 2.8%, over year-end 2007 total assets. Net loans increased $71.8 million, or 7.5% from December 31, 2007. The year over year increase in loan growth was spread among the consumer and commercial loan portfolios. Total investment securities declined by $41.0 million, or 19.3%, as portfolio principal paydowns were used to fund higher yielding loans. Total deposits increased $101.0 million, or 10.4%, from December 31, 2007. Increases in interest-bearing deposits of $107.8 million, largely driven by growth in money market accounts balances, accounted for majority of the year over year change in deposits, as consumer flight to safety from equity markets and some large financial institutions became market drivers. Additionally, pricing strategies implemented to effect a change in mix of FMB’s deposits during the latter part of the year succeeded in lowering the level of higher priced time deposits by $4.9 million. As a result of the significant growth in deposits, short-term borrowed funds, principally federal funds purchased and FHLB advances were lowered by $71.0 million to $53.3 million at year-end 2008.

Loan Portfolio

As of December 31, 2008 compared to December 31, 2007, loans, net of unearned income increased $73.8 million, or 7.6%, to $1.0 billion from $969.9 million. Loan activity continued at a strong pace during much of the year as FMB sought to serve the credit needs of its customers, while at the same time remaining steadfast to its practice of following prudent underwriting standards and being mindful of the economic uncertainties that dominated much of the year and were expected to continue. At December 31, 2008, loans secured by real estate remain the largest category, comprising 57.5% of the total loan portfolio. At December 31, 2008, commercial and construction loans secured by real estate totaled $350.5 million, or 33.6%, of total loans and increased $40.0 million, or 12.9%, compared to year-end 2007. Home equity lines represent 11.8% of total loans, increasing $30.6 million, or 33.1% from year-end 2007.

Commercial business loan balances at December 31, 2008 decreased $10.5 million, or 4.3%, from the prior year, reducing this category composition of total loans to 22.3% by year-end 2008, primarily due to some sizeable paydowns or payoffs over the second half of the year. FMB’s consumer loan portfolio consists principally of indirect automobile loans with loans to individuals for household, family and other personal expenditures accounting for remainder of the category. Consumer installment loans represented 20.1% of total loans at December 31, 2008, essentially flat in comparison to the prior year composition in spite of year over year growth of $10.0 million in balances.

The following table presents the composition of FMB’s loans, net of unearned income and as a percentage of FMB’s total gross loans as of December 31, (dollars in thousands):

	2008		2007		2006		2005		2004
Mortgage loans on real estate:
Residential 1-4 family	$58,008	5.6%	$59,084	6.1%	$71,991	8.1%	$50,205	6.5%	$47,928	6.8%
Commercial	232,397	22.3%	201,287	20.8%	167,645	18.8%	132,447	17.1%	121,922	17.2%
Construction	118,092	11.3%	109,252	11.3%	137,673	15.4%	98,821	12.8%	66,415	9.4%
Second mortgages	37,703	3.6%	39,625	4.1%	26,347	2.9%	12,863	1.7%	22,998	3.2%
Equity lines of credit	122,975	11.8%	92,381	9.5%	93,656	10.5%	113,280	14.7%	109,546	15.5%
Multifamily	30,935	3.0%	24,618	2.5%	16,936	1.9%	15,615	2.0%	18,933	2.7%

Total real estate loans	600,110	57.5%	526,247	54.3%	514,248	57.6%	423,231	54.8%	387,742	54.7%
Commercial loans	232,701	22.3%	243,165	25.1%	196,647	22.0%	170,774	22.1%	164,972	23.3%
Consumer installment loans	209,894	20.1%	199,916	20.6%	182,335	20.4%	178,636	23.1%	155,270	21.9%
All other loans	997	0.1%	593	0.1%	237	—	210	—	361	0.1%

Loans, net of unearned income	$1,043,702	100.0%	$969,921	100.0%	$893,467	100.0%	$772,851	100.0%	$708,345	100.0%

Asset Quality

Net charge-offs were $2.6 million, or 0.25% of average loans for the year ended December 31, 2008, compared to net charge-offs of $1.2 million, or 0.12%, for the prior year. Net charge-offs for 2008 included commercial loan charge-offs of $1.4 million, and consumer, primarily indirect auto loan, charge-offs of $1.6 million.

At December 31, 2008, total nonperforming assets totaled $6.0 million, an increase of $3.2 million since December 31, 2007. The 2008 increases in nonperforming assets were primarily related to commercial loans. The primary categories of nonperforming loans at December 31, 2008 were commercial mortgage loans totaling $2.6 million, home equity loans and lines of credit totaling $1.1 million, and secured commercial loans totaling $779 thousand. FMB has continued to seek to work with its customers who experience difficulties in meeting the terms of the loans, while also taking appropriate actions to minimize any loss. These loans are closely monitored and evaluated for collection with appropriate loss reserves established where necessary. FMB’s senior commercial lenders, along with its Chief Executive Officer and Senior Credit Officer, meet with the other commercial lenders on a regular basis to review past due loans, address significant potential problem loans and develop action plans related to such assets.

The following table summarizes activity in the allowance for loan losses over the past five years ended December 31, (dollars in thousands):

	2008	2007	2006	2005	2004
Balance, beginning of period	$11,596	$11,128	$9,656	$9,185	$7,621
Loans charged-off:
Commercial	1,378	567	108	283	297
Real estate	—	—	—	—	—
Consumer	1,630	924	551	589	450

Total loans charged-off	3,008	1,491	659	872	747

Recoveries:
Commercial	29	20	78	248	125
Real estate	—	—	—	—	—
Consumer	379	315	413	178	85

Total recoveries	408	335	491	426	210

Net charge-offs	2,600	1,156	168	446	537
Provision for loan losses	4,530	1,624	1,640	917	2,101

Balance, end of period	$13,526	$11,596	$11,128	$9,656	$9,185

Allowance for loan losses to loans	1.30%	1.20%	1.25%	1.25%	1.30%
Net charge-offs to average loans	0.25%	0.12%	0.02%	0.06%	0.08%

The following table shows an allocation of the allowance for loan losses among loan categories based upon analysis of the loan portfolio’s composition, historical loan loss experience and other factors, as well as, the ratio of the related outstanding loan balances to total loans as of December 31, (dollars in thousands).

	2008		2007		2006		2005		2004
	$	%(1)	$	%(1)	$	%(1)	$	%(1)	$	%(1)
Commercial, financial and agriculture	$4,643	22.3%	$4,553	25.1%	$3,242	22.0%	$2,813	22.1%	$2,676	23.3%
Real estate construction	1,867	11.3%	1,384	11.3%	2,484	15.4%	2,155	12.8%	2,050	9.4%
Real estate mortgage	5,040	46.2%	3,741	42.9%	3,796	42.2%	3,294	42.0%	3,133	45.3%
Consumer & other	1,976	20.2%	1,918	20.7%	1,606	20.4%	1,394	23.1%	1,326	22.0%

Total	$13,526	100.0%	$11,596	100.0%	$11,128	100.0%	$9,656	100.0%	$9,185	100.0%

(1)	The percent represents the loan balance divided by total loans.

The following table presents a five-year comparison of nonperforming assets as of December 31, (dollars in thousands):

	2008	2007	2006	2005	2004
Nonaccrual loans	$5,143	$2,314	$1,669	$2,563	$402
Foreclosed properties	869	450	518	—	—
Real estate investment	—	—	—	—	—

Total nonperforming assets	$6,012	$2,764	$2,187	$2,563	$402

Loans past due 90 days and accruing interest	$—	$—	$—	$16	$482

Nonperforming assets to loans, foreclosed properities, and real estate investments	0.58%	0.28%	0.24%	0.33%	0.06%
Allowance for loan losses to nonaccrual loans	263.00%	501.12%	666.75%	376.75%	2284.83%

Capital Resources

Capital resources represent one of the fundamental sources of funds which financial institutions leverage to maximize return to shareholders. FMB’s capital is reviewed by management on an ongoing basis with reference to the size, composition, and quality of its resources and consistency with regulatory requirements and industry standards. FMB management seeks to maintain its capital structure in a manner that will both assure an adequate level of capital is available to support anticipated asset growth and to absorb potential losses.

The Office of Thrift Supervision, FMB’s primary regulator, along with the Federal Reserve and other bank regulatory agencies, have adopted capital guidelines to supplement the existing definitions of capital for regulatory purposes and to establish minimum capital standards. Specifically, the guidelines categorize assets and off-balance sheet items into four risk-weighted categories. The minimum ratio of qualifying total assets is 8.0%, of which 4.0% must be Tier 1 capital, consisting of common equity, retained earnings and a limited amount of perpetual preferred stock, less certain intangible items. FMB had a ratio of total capital to risk-weighted assets of 10.92% and 10.69% at December 31, 2008 and 2007, respectively. FMB’s ratio of Tier 1 capital to risk-weighted assets was 8.12% and 7.91% at December 31, 2008 and 2007, respectively, allowing it to meet the definition of “well-capitalized” for regulatory purposes. Both of these ratios exceeded the fully phased-in capital requirements in 2008 and 2007.

The following summarizes FMB’s regulatory capital and related ratios over the past two years ended December 31, (dollars in thousands):

	2008	2007
Tier 1 capital	$90,034	$82,751
Total capital	121,060	111,847
Risk-weighted assets	1,108,771	1,046,245
Adjusted total assets	1,301,964	1,266,393
Risk-based capital ratios:
Tier 1 capital to risk-weighted assets:
Actual	8.12%	7.91%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	6.00	6.00
Total capital to risk-weighted assets:
Actual	10.92%	10.69%
Regulatory minimum	8.00	8.00
Well capitalized under prompt corrective action provisions	10.00	10.00
Tier 1 capital to adjusted total assets:
Actual	6.92%	6.53%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	5.00	5.00

Commitments and Contingencies

In the normal course of business, FMB is a party to credit related financial instruments with off-balance sheet risk to meet the financing needs of its customers. These financial instruments include commitments to extend credit and standby letters of credit. These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the consolidated balance sheets. The contractual notional amounts of these instruments reflect the extent of the FMB’s exposure to credit loss. FMB follows the same credit policies in making commitments as it does for on-balance sheet instruments. For more information pertaining to these commitments, reference Note 14 “Commitments and Contingencies” in the “Notes to the Consolidated Financial Statements” contained in FMB’s audited consolidated financial statements beginning on page F-1 of this proxy statement.

Three Month Periods Ended March 31, 2009 And 2008

RESULTS OF OPERATIONS

Net Income

Net income for the quarter ended March 31, 2009 was $1.2 million, down $144 thousand from the $1.3 million recorded for the same prior year period. Lower overall funding costs and stabilization of loan yields resulted in higher net interest income by approximately $100 thousand. However, increased costs associated with new branches and higher provisions for loan losses resulted in a decline year over year.

Net income for the first quarter of 2009 equates to a return on average assets of 0.36% and a return on average equity of 4.29%. These same ratios for the first quarter of 2008 were 0.43% and 6.35%, respectively.

Net Interest Income

For the three months ended March 31, 2009, net interest income increased $98 thousand, or 1.0%, to $10.1 million compared to the same prior year period. As mentioned earlier, a tapering of the volatility in loan yields experienced during the same quarter a year earlier combined with continued improvement in funding costs overall was the key driver of the improvement in net interest income over the comparable period. A key contributor to the improvement in funding costs during the first three months of 2009 was the maturing of approximately $93 million in CDs during the period at an average rate of 3.51%. Those maturing deposits along with additional CD volume, the combined total of which was approximately $118 million, were added at an average rate of 2.27%, a 124 basis point repricing improvement.

The net interest margin of 3.19% for the quarter ended March 31, 2009 compares to 3.33% for the same prior year period. The yield on interest-earning assets and the rate paid on interest-bearing liabilities decreased by 116 basis points to 5.18% and 117 basis points to 2.38%, respectively, from the comparable prior year period. Loan yields fell by 117 basis points to 5.53% and interest-bearing deposit rates dropped by 118 basis points to 2.24% over the same period. The key determinant of the further compression in the net interest margin that occurred during the first three months of 2009 was the growth in Federal Funds sold. This growth resulted from the pace with which deposits and other sources of funds have outpaced or exceeded loan demand. The most significant other source of funds resulted from the early February 2009 issuance of preferred stock, for a total price of $33.9 million, pursuant to the U. S. Treasury’s Capital Purchase Program under TARP. As mentioned, the level of deposit growth together with the TARP preferred stock sale proceeds exceeded loan demand, softened by the challenging economic conditions that persisted throughout the quarter. The timing of the receipt of the proceeds from the stock issuance together with market conditions during the quarter made it difficult to leverage the proceeds into loans or mortgage-backed securities at a pace that could have a meaningful positive impact on net interest earnings. Accordingly, overnight investment of the excess funds in Federal Funds sold at an average rate of 24 basis points during the quarter served to compress the net interest margin. Excluding the estimated impact of the TARP stock issuance proceeds, the yield on earning assets for the quarter would have been 5.26% versus 5.18%, and the net interest margin would have been 3.24%, or 5 basis points above the 3.19% recorded.

Provision for Loan Losses

The provision for loan losses for the quarter ended March 31, 2009 of $1.2 million compares to a provision of $1.1 million for the same prior year period as net charge-offs increased from $553 thousand for the 2008 period to $795 thousand for the 2009 period. This represents a 43.8% increase in net charge-offs over the prior year, and an increase in net charge-offs as a percent of average loans to 0.31% compared to .22% for the 2008 period. The increase in the provision for loan losses and the current level of the allowance for loan losses primarily reflect the mix and amount of loan growth, net charge-offs, delinquency trends and the uncertainties that exist with regard to general economic and other credit risk factors that FMB considers in assessing the adequacy of the allowance for loan losses. The allowance for loan losses as a percentage of the loan portfolio was 1.35% at March 31, 2009, compared to 1.20% and 1.30% for the periods ending March 31, 2008 and December 31, 2008, respectively.

Noninterest Income

For the three months ended March 31, 2009, noninterest income was $2.9 million, practically unchanged from the first quarter of 2008. Current period service charges on deposits increased by $96 thousand, while reduced gains on sales of securities and other income for the period declined by $71 thousand.

Noninterest Expense

For the three months ended March 31, 2009, noninterest expense was $10.3 million, an increase of $506 thousand, or 5.2%, from the first quarter of 2008. Personnel costs, due to year over year growth in new branches and normal compensation increases, accounted for the majority of the increase as this expense category rose $366 thousand. Together, occupancy and equipment expense increased $144 thousand, largely due to the new branches mentioned. The remaining other operating expense categories combined for a net decrease of $4 thousand.

BALANCE SHEET

Balance Sheet Overview

At March 31, 2009, total assets were $1.4 billion compared to $1.3 billion at March 31, 2008. Net loans increased $15.5 million, or 1.6%, from March 31, 2008. The year over year increase in loan growth primarily occurred in equity lines of credit as most of the other loan categories contracted. Total cash and cash equivalents increased $102.9 million from $35.0 million at March 31, 2008. This increase represented additional liquidity from deposit growth and from a portion of the proceeds from the issuance of FMB’s Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B and Series C to the U. S. Treasury under the TARP Capital Purchase Program (see Capital Resources discussion that follows below). Since February 2009, a portion of these funds has been used to fund new loans and purchase mortgage-backed securities, with the remainder generally invested in Federal Funds sold in order to maintain liquidity for anticipated lending activity.

Deposits increased $171.0 million, or 17.2%, from a year ago primarily due to increases in interest-bearing demand deposits, principally money market accounts. FMB’s short-term borrowings, primarily overnight advances from the Federal Home Loan Bank of Atlanta, were reduced from $111.5 million at March 31, 2008 to $38.1 million at March 31, 2009. FMB’s equity to assets ratio was 8.85% and 6.59% at March 31, 2009 and 2008, respectively.

Like other community banks, FMB has not been spared all of the effects of the national, as well as local, weakening in economic conditions. Accordingly, management has remained focused on maintaining adequate levels of liquidity and capital during this challenging environment and believes its sound risk management practices followed in underwriting and lending will enable it to withstand successfully this period of economic uncertainty.

Loan Portfolio

As of March 31, 2009, net loans increased to $1.0 billion, an increase of $15.5 million from $999 million as of March 31, 2008. While loan activity has continued, the pace of growth has moderated in light of current economic conditions. At March 31, 2009, loans secured by real estate remain the largest category, comprising 58.0% of the total loan portfolio.

The following table presents the composition of FMB’s loans, net of unearned income and as a percentage of FMB’s total gross loans as of March 31, (dollars in thousands):

	2009		2008
Mortgage loans on real estate:
Residential 1-4 family	$55,958	5.4%	$57,539	5.7%
Commercial	231,428	22.5%	213,878	21.1%
Construction	119,246	11.6%	121,396	12.0%
Second mortgages	35,100	3.4%	40,228	4.0%
Equity lines of credit	123,958	12.0%	97,065	9.6%
Multifamily	30,791	3.0%	25,786	2.5%

Total real estate loans	596,481	58.0%	555,892	55.0%
Commercial loans	230,715	22.4%	253,020	25.0%
Consumer installment loans	200,677	19.5%	202,236	20.0%
All other loans	984	0.1%	380	—

Loans, net of unearned income	$1,028,857	100.0%	$1,011,528	100.0%

Asset Quality

Asset quality certainly remains an industry-wide concern as declining real estate activity, employment losses, bankruptcies and challenging economic conditions, continued during the first quarter of 2009. These issues are impacting the markets in which FMB operates, mainly by slowing recovery of real estate and other lending activities and adding to the general economic uncertainty facing businesses and consumers. The risk and performance of FMB’s loan portfolio are reflective of the relatively stable markets in which it operates. While these markets have experienced moderate economic activity, in management’s opinion they remain in notably better condition than those of well-publicized markets in other states located in the far west, such as Arizona and California, and in the southeast such as Florida and parts of Georgia. FMB does not lend and does not have loan loss exposure in these parts of the country. FMB’s loan portfolio also does not include any exposure to subprime mortgage loans.

FMB did experience deterioration in asset quality during the quarter, and current economic circumstances suggest there may be additional softening in the near-term. Because FMB’s real estate related loans make up approximately 58% of its loan portfolio at March 31, 2009, management recognizes the level of concentration that exists in real estate loans. Accordingly, residential acquisition and development lending and builder/construction lending have been scaled back as housing activity across the FMB’s footprint has declined, but at the same time, FMB continues to work with its builder customers to assist them in their efforts to manage through this difficult real estate environment. While the softening of economic activity negatively impacts delinquency and nonperforming asset levels, the collateralized nature of real estate loans serves to protect better FMB from loss over the long-term.

Management continues to monitor delinquencies, market trends, changes in risk ratings, charge-offs and other indicators of risk in FMB’s portfolio, particularly those tied to residential real estate. Adjustments deemed prudent and appropriate are made to the allowance for loan losses as a result. Required resources are devoted to the ongoing review of the loan portfolio and the workouts of problem assets to minimize any loss to FMB.

Net charge-offs were $795 thousand, or 0.31% of loans on an annualized basis, for the quarter ended March 31, 2009, compared to net charge-offs of $553 thousand, or 0.22%, in the same quarter last year. Net charge-offs in the current quarter included consumer loan related net charge-offs, primarily indirect auto loans, of $624 thousand and commercial loan net charge-offs of $171 thousand.

At March 31, 2009, nonperforming assets totaled $11.3 million, an increase of $8.1 million from a year earlier. The increase was almost solely due to increases in nonaccrual loans, principally related to commercial loans. Foreclosed properties increased $419 thousand to $869 thousand as of the end of the current quarter as compared to the March 31, 2008 level. FMB has historically, as well as in the current economic environment, sought to work with its customers on loan collection matters while taking appropriate actions to minimize any losses. Accordingly, these loans are closely monitored and evaluated for collection with appropriate loss reserves established whenever necessary.

The following table summarizes activity in the allowance for loan losses over the two periods ended March 31, (dollars in thousands):

	2009	2008
Balance, beginning of period	$13,526	$11,596
Loans charged-off:
Commercial	435	200
Real estate	—	—
Consumer	746	436

Total loans charged-off	1,181	636

Recoveries:
Commercial	264	—
Real estate	—	—
Consumer	122	83

Total recoveries	386	83

Net charge-offs	795	553
Provision for loan losses	1,175	1,070

Balance, end of period	$13,906	$12,113

Allowance for loan losses to loans	1.35%	1.20%
Net charge-offs to average loans	0.31%	0.22%

The following table shows an allocation of the allowance for loan losses among loan categories based upon analysis of the loan portfolio’s composition, historical loan loss experience and other factors, as well as, the ratio of the related outstanding loan balances to total loans as of March 31, (dollars in thousands).

	2009		2008
	$	%(1)	$	%(1)
Commercial, financial and agriculture	$4,803	22.4%	$4,459	25.0%
Real estate construction	1,868	11.6%	1,539	12.0%
Real estate mortgage	5,319	46.4%	3,923	43.0%
Consumer & other	1,916	19.6%	2,192	22.0%

Total	$13,906	100.0%	$12,113	100.0%

(1)	The percent represents the loan balance divided by total loans.

The following table presents a comparison of nonperforming assets as of March 31, (dollars in thousands):

	2009	2008
Nonaccrual loans	$10,455	$2,734
Foreclosed properties	869	450
Real estate investment	—	—

Total nonperforming assets	$11,324	$3,184

Loans past due 90 days and accruing interest	$—	$—

Nonperforming assets to loans, foreclosed properities, and real estate investments	1.10%	0.31%
Allowance for loan losses to nonaccrual loans	133.01%	443.05%

Capital Resources

FMB had a ratio of total capital to risk-weighted assets of 13.85% and 10.48% at March 31, 2009 and 2008, respectively. FMB’s ratio of Tier 1 capital to risk-weighted assets was 11.12% and 7.74% at March 31, 2009 and 2008, respectively, allowing it to meet the definition of “well-capitalized” for regulatory purposes. Both of these ratios exceeded the minimum requirements of “well-capitalized” as established by the regulatory agencies.

In February 2009, FMB issued 33,900 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, having a liquidation preference of $1,000 per share, and 1,695 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, to the U. S. Treasury for a total sales price of $33.9 million. The issuance was made pursuant to the U. S. Treasury’s Capital Purchase Program under TARP. The Series B preferred stock pays a non-cumulative dividend at a rate of 5% per year during the first five years and thereafter at 9% per year. The Series C preferred stock pays a non-cumulative dividend at a rate of 9% per year. The transaction closed on February 6, 2009.

The following summarizes FMB’s regulatory capital and related ratios over the periods ended March 31, (dollars in thousands):

	2009	2008
Tier 1 capital	$124,406	$83,770
Total capital	155,061	113,383
Risk-weighted assets	1,119,180	1,081,870
Adjusted total assets	1,412,008	1,273,861
Risk-based capital ratios:
Tier 1 capital to risk-weighted assets:
Actual	11.12%	7.74%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	6.00	6.00
Total capital to risk-weighted assets:
Actual	13.85%	10.48%
Regulatory minimum	8.00	8.00
Well capitalized under prompt corrective action provisions	10.00	10.00
Tier 1 capital to adjusted total assets:
Actual	8.81%	6.58%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	5.00	5.00

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is designed to show how the merger of UBSH and FMB might have affected historical financial statements if the merger had been completed at an earlier time and was prepared based on the historical financial results reported by UBSH and disclosed by FMB in this proxy statement. The following should be read in connection with the UBSH audited consolidated financial statements, which are incorporated by reference into this proxy statement and the FMB audited consolidated financial statements, which begin on page F-1 of this proxy statement.

The unaudited pro forma balance sheet data assumes that the merger took place on March 31, 2009 and combines UBSH’s consolidated balance sheet as of March 31, 2009 with FMB’s consolidated balance sheet as of March 31, 2009. The unaudited pro forma statements of operations data for the three months ended March 31, 2009 and for the year ended December 31, 2008 give effect to the merger as if it occurred on January 1, 2008. The unaudited pro forma financial statements give effect to the proposed merger under the acquisition method of accounting.

The unaudited pro forma combined financial information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the companies been combined during these periods.

In December 2007, the Financial Accounting Standards Board issued Statement of Financial Standards (“SFAS”) No. 141 Revised (“SFAS 141R”), which replaced SFAS 141, “Business Combinations,” for periods beginning on or after December 15, 2008, but retains the fundamental requirements in SFAS 141, that the acquisition method of accounting (which SFAS 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination.

SFAS 141R revises the definition of the acquisition date as the date the acquirer obtains control of the acquiree. This is typically the closing date and is used to measure the fair value of the consideration paid. When the acquirer issues equity instruments as full or partial payment for the acquiree, the fair value of the acquirer’s equity instruments will be measured at the acquisition date, rather than an earlier measurement date as currently required under SFAS 141. Under SFAS 141R all loans are transferred at fair value, including adjustments for credit and no allowance is carried over. Transaction costs are excluded from the acquisition accounting. They are instead accounted for under other generally accepted accounting principles, which may mean the costs are expensed as incurred (e.g., due diligence costs), or, to the extent applicable, treated as a cost of issuing equity securities. SFAS 141R nullifies Emerging Issues Task Force No. 95-3, “Recognition of Liabilities in Connection with a Purchase Business Combination,” and requires costs associated with restructuring or exit activities that do not meet the recognition criteria in SFAS 146, “Accounting for Costs Associated with Exit or Disposal Activities,” as of the acquisition date to be subsequently recognized as post-combination costs when those criteria are met.

SFAS 141R also retains the guidance in SFAS 141 for identifying and recognizing intangible assets separately from goodwill. However, SFAS 141R’s scope is broader than that of SFAS 141, which was applied to only business combinations in which control was obtained by transferring consideration. The application of SFAS 141R was considered in arriving at the unaudited pro forma results in the tables provided below.

UNION BANKSHARES CORPORATION AND FIRST MARKET BANK, FSB

Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet

As of March 31, 2009

(In thousands)

	UBSH Historical	FMB Historical	Pro Forma Adjustments		Pro Forma Combined
ASSETS
Cash and due from banks	$37,515	$32,668	$(8,000	)(10)	$62,183
Interest-bearing deposits in banks	123,422	105,294	—		228,716
Money market investments	129	—	—		129
Other interest-bearing deposits	2,598	—	—		2,598
Federal funds sold	305	—	—		305
Total cash and cash equivalents	163,969	137,962	(8,000)		293,931

Securities held to maturity	—	26,230	193	(1)	26,423
Securities available for sale, at fair value	348,235	172,176	—		520,411

Mortgage loans held for sale	34,003	—	—		34,003

Loans, net of unearned income	1,867,172	1,028,857	(27,329	)(2)	2,868,700
Less allowance for loan losses	27,704	13,906	(13,906	)(3)	27,704

Net loans	1,839,468	1,014,951	(13,423)		2,840,996

Premises and equipment, net	79,138	23,991	—		103,129
Other real estate owned	8,145	870	—		9,015
Core deposit intangibles, net	9,133	—	21,794	(4)	30,927
Goodwill	56,474	—	11,661	(9)	68,135
Bank-owned life insurance	32,245	15,047	—		47,292
Other assets	31,223	20,486	448	(7)	52,157

Total assets	$2,602,033	$1,411,713	$12,673		$4,026,419

LIABILITIES
Noninterest-bearing deposits	$292,636	$178,245	$—		$470,881
Interest-bearing deposits:
NOW accounts	200,941	106,587	—		307,528
Money market accounts	436,892	300,915	—		737,807
Savings account	99,126	36,950	—		136,076
Time deposits of $100,000 and over	477,527	178,813	—		656,340
Other time deposits	485,884	364,696	7,415	(6)	857,995
Brokered Deposits	—	—	—		—

Total interest-bearing deposits	1,700,370	987,961	7,415		2,695,746

Total deposits	1,993,006	1,166,206	7,415		3,166,627

Securities sold under agreements to repurchase	50,205	—	—		50,205
Other short-term borrowings	65,000	38,062	—		103,062
Long-term borrowings	140,000	77,500	2,429	(5)	219,929
Trust Preferred capital notes	60,310	—	—		60,310

Other liabilities	18,600	5,013	—		23,613

Total liabilities	2,327,121	1,286,781	9,844		3,623,746
Commitments and contingencies
STOCKHOLDERS’ EQUITY
Preferred stock	590	10,339	(10,000	)(8)	929
Common stock	18,094	—	9,810	(8)	27,904
Surplus	101,874	57,988	69,241	(8)	229,103
Retained earnings	154,672	57,746	(57,746	)(8)	146,672
			(8,000	)(10)
Warrant	2,808	—	—		2,808
Discount on preferred stock	(2,667)	(1,617)	—		(4,284)
Accumulated other comprehensive loss, net	(459)	476	(476	)(8)	(459)

Total stockholders’ equity	274,912	124,932	2,829		402,674

Total liabilities and stockholders’ equity	$2,602,033	$1,411,713	$12,673		$4,026,419

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information. Certain reclassifications have been made to FMB’s balance sheet to conform with UBSH’s presentation.

(1)	Fair value adjustment to securities portfolio.

(2)	Fair value adjustment of loan portfolio, including portion due to changes in the interest rate environment and the portion that reflects the credit quality fair value adjustment on the loans.

(3)	Elimination of FMB’s allowance for loan losses.

(4)	Estimation of fair value of core deposit intangible (“CDI”). The estimated CDI represents the estimated future economic benefit resulting from the acquired customer balances and relationships. This value was estimated based on similar transactions while the final value will be determined based upon an independent appraisal at the date of the acquisition.

(5)	Fair value adjustment of borrowings at current market rates.

(6)	Fair value adjustments on deposits at current market rates.

(7)	Estimated deferred tax asset arising from the credit quality fair value adjustment on loans and other fair value adjustments of assets and liabilities, less deferred tax liabilities arising from the core deposit intangible and other fair value adjustments of assets and liabilities.

(8)	Elimination of FMB stockholders’ equity as part of the acquisition accounting adjustments representing the conversion of all FMB preferred and common shares into UBSH common shares. The $10 million in outstanding preferred shares will convert into UBSH common shares based on the average of the closing sales prices for a share of UBSH common stock for the ten trading day period ending with the close of business on the fifth trading day preceding the closing date of the merger. FMB common shares convert at a ratio of 6,273.259 UBSH shares for each share of FMB. UBSH will assume FMB’s $34.0 million obligation under the U. S. Treasury investment in FMB’s Series B and C preferred stock.

(9)	Estimated amount of goodwill to be recorded in the acquisition of FMB, less amounts allocated to the fair value of tangible and specifically identified intangible assets acquired. The purchase price and purchase price allocation are as follows:

Allocation of Purchase Price
Total consideration (Purchase Price)	$135,762
Net assets acquired (book value)	124,932

Purchase price in excess of book value	10,829
Allocated to:
Core deposit intangible	21,794
Loans, net	(1,608)
Eliminate existing allowance for loan losses	13,906
Credit quality fair value adjustment on loans	(25,721)
Securities available for sale	193
Deposits	(7,415)
Long-term borrowings	(2,429)
Real Estate Valuation	—
Deferred income tax asset	448

Excess purchase price over allocation to identifiable asset and liabilities (goodwill)	$11,661

(10)	Adjustment to record estimated one-time merger related expenses and restructuring charges totaling $12.0 million ($8.0 million net of taxes) expected to be incurred

UNION BANKSHARES CORPORATION AND FIRST MARKET BANK, FSB

Unaudited Pro Forma Condensed Combined Consolidated Statements of Income

For The Quarter Ended March 31, 2009

(Dollars in thousands, except per share data)

	UBSH Historical	FMB Historical	Pro Forma Adjustments		Pro Forma Combined
Interest Income
Interest and fees on loans	$27,509	$14,232	$67	(1)	$41,808
Interest on Federal funds sold	—	—	—		—
Interest on deposits in other banks	54	30	—		84
Interest on money market investments	—	—	—		—
Interest on other interest-bearing deposits	—	—	—		—
Interest and dividends on securities:
Taxable	2,436	2,004	(24	)(2)	4,416
Nontaxable	1,365	44	—		1,409

Total interest and dividend income	31,364	16,310	43		47,717

Interest Expense
Interest on deposits	11,105	5,375	(617	)(3)	15,862
Interest on Federal funds purchased	—	—	—		—
Interest on short-term borrowings	631	28	—		659
Interest on long-term borrowings	1,914	803	(304	)(5)	2,413

Total interest expense	13,650	6,206	(921)		18,935

Net interest income	17,714	10,104	964		28,782
Provision for loan losses	3,130	1,175	—		4,305

Net interest income after provision for loan losses	14,584	8,929	964		24,477
Noninterest Income
Service charges on deposit accounts	1,996	1,894	—		3,890
Other service charges, commissions and fees	1,419	817	—		2,236
Gains on securities transactions, net	1	—	—		1
Gains on sales of loans	3,452	—	—		3,452
Gains (losses) on sales of other real estate owned and bank premises, net	(19)	—	—		(19)
Other-than-temporary impairment of securities	—	—	—		—
Other operating income	484	218	—		702

Total noninterest income	7,333	2,929	—		10,262

Noninterest Expense
Salaries and benefits	10,675	5,379	—		16,054
Occupancy expenses	1,797	1,232	—		3,029
Furniture and equipment expenses	1,209	569	—		1,778
Communication expenses	1,606	149	—		1,755
Professional services	605	277	—		882
Data processing fees	349	1,088	—		1,437
Marketing and advertising expenses	473	318	—		791

Insurance expense	638	—	—		638
Other taxes	451	—	—		451
Loan and OREO expenses	149	—	—		149
Amortization of core deposit premiums	486	—	778	(4)	1,264
Other expenses	1,489	1,289	—		2,778

Total noninterest expenses	19,927	10,301	778		31,006

Income before income taxes	1,990	1,557	186		3,733
Income tax expense (benefit)	237	365	65		667

Net income	$1,753	$1,192	$121		$3,066
Dividends paid and accumulated on preferred stock	738	733	—		1,471
Net accretion of discount and amortization of premium on preferred stock	123	78	—		201

Net income available to common stockholders	$892	$381	$121		$1,394

Earnings per common share, basic	$0.07	$356.86			$0.07

Earnings per common share, diluted	$0.07	$356.86			$0.07

Weighted average shares outstanding – Basic	13,562,785	1,068	7,374,543		20,937,328
Weighted average shares outstanding – Diluted	13,602,327	1,068	7,374,543		20,976,870

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information. Certain reclassifications have been made to FMB’s income statement to conform with UBSH’s presentation.

(1)	Adjustment to reflect level yield amortization of fair value adjustments to loans over the expected life of the loans.

(2)	Adjustment to reflect level yield amortization of fair value adjustments to held to maturity securities over their expected maturities.

(3)	Adjustment to reflect level yield amortization of fair value adjustments to deposit liabilities over the expected maturities of such deposits.

(4)	Amount represents CDI amortization over an estimated life of 7 years on a straight-line basis.

(5)	Adjustment to reflect level yield amortization of fair value adjustments to purchased funds.

UNION BANKSHARES CORPORATION AND FIRST MARKET BANK, FSB

Unaudited Pro Forma Condensed Combined Consolidated Statements of Income

For The Year Ended December 31, 2008

(Dollars in thousands, except per share data)

	UBSH	FMB	Pro Forma		Pro Forma
	Historical	Historical	Adjustments		Combined
Interest Income
Interest and fees on loans	$120,642	$64,688	$268	(1)	$185,598
Interest on Federal funds sold	98	—	—		98
Interest on deposits in other banks	39	46	—		85
Interest on money market investments	1	—	—		1
Interest on other interest-bearing deposits	49	—	—		49
Interest and dividends on securities:
Taxable	9,068	8,346	(97	)(2)	17,318
Nontaxable	5,198	165	—		5,363

Total interest and dividend income	135,095	73,245	172		208,512

Interest Expense
Interest on deposits	44,298	26,226	(2,472	)(3)	68,052
Interest on Federal funds purchased	380	—	—		380
Interest on short-term borrowings	4,407	2,525	—		6,932
Interest on long-term borrowings	8,137	3,672	(1,215	)(5)	10,595

Total interest expense	57,222	32,423	(3,686)		85,959

Net interest income	77,873	40,822	3,858		122,553
Provision for loan losses	10,020	4,530	—		14,550

Net interest income after provision for loan losses	67,853	36,292	3,858		108,003
Noninterest Income
Service charges on deposit accounts	9,154	7,643	—		16,797
Other service charges, commissions and fees	6,637	3,106	—		9,743
Gains on securities transactions, net	29	96	—		125
Gains on sales of loans	11,120	—	—		11,120
Gains on sales of other real estate owned and bank premises, net	1,826	—	—		1,826
Other-than-temporary impairment of securities	—	(4,429)	—		(4,429)
Other operating income	1,789	1,043	—		2,832

Total noninterest income	30,555	7,459	—		38,014

Noninterest Expense
Salaries and benefits	43,126	22,519	—		65,645
Occupancy expenses	6,960	4,684	—		11,644
Furniture and equipment expenses	4,988	2,117	—		7,105
Communication expenses	6,822	633	—		7,455
Professional services	2,378	1,234	—		3,612
Data processing fees	1,340	4,556	—		5,896
Marketing and advertising expenses	2,405	1,354	—		3,759

Insurance expense	1,245	—	—		1,245
Other taxes	1,662	—	—		1,662
Loan and OREO expenses	754	—	—		754
Amortization of core deposit premiums	1,957	—	3,113	(4)	5,070
Other expenses	5,999	5,224	—		11,223

Total noninterest expenses	79,636	42,321	3,113		125,070

Income before income taxes	18,772	1,430	745		20,947
Income tax expense (benefit)	4,258	(29)	261		4,490
Net income	$14,514	$1,459	$484		$16,457
Dividends paid and accumulated on preferred stock	—	900			900
Accretion of discount on preferred stock	18	—	—		18

Net income available to common stockholders	$14,496	$559	$484		$15,539

Earnings per common share, basic	$1.08	$549.74			$0.75

Earnings per common share, diluted	$1.07	$549.74			$0.74

Weighted average shares outstanding – Basic	13,477,760	1,017	7,374,594		20,852,354
Weighted average shares outstanding – Diluted	13,542,948	1,017	7,374,594		20,917,542

The accompanying notes are an integral part of the unaudited pro forma condensed combined consolidated financial information. Certain reclassifications have been made to FMB’s income statement to conform with UBSH’s presentation.

(1)	Adjustment to reflect level yield amortization of fair value adjustments to loans over the expected life of the loans.

(2)	Adjustment to reflect level yield amortization of fair value adjustments to held to maturity securities over their expected maturities.

(3)	Adjustment to reflect level yield amortization of fair value adjustments to deposit liabilities over the expected maturities of such deposits.

(4)	Amount represents CDI amortization over an estimated life of 7 years on a straight-line basis.

(5)	Adjustment to reflect level yield amortization of fair value adjustments to purchased funds.

Impact of purchase accounting adjustments over next 5 years:	Fair Value Adjustments	Core Deposit Intangible	Total
Year 1	$3,858	$(3,113)	$744
Year 2	3,858	(3,113)	744
Year 3	2,740	(3,113)	(374)
Year 4	268	(3,113)	(2,845)
Year 5	268	(3,113)	(2,845)

DESCRIPTION OF UBSH CAPITAL STOCK

The following summary description of the material features of the capital stock of UBSH is qualified in its entirety by reference to the applicable provisions of Virginia law and by UBSH’s articles of incorporation and bylaws.

Authorized and Outstanding Capital Stock

The authorized capital stock of UBSH consists of: (i) 500,000 shares of preferred stock, $10.00 par value per share, of which 59,000 shares of Fixed Rate Cumulative Preferred Stock, Series A are issued and outstanding; and (ii) 36,000,000 shares of common stock, par value $1.33 per share, of which [                                ] shares are issued and outstanding as of                     , 2009.

As of                     , 2009, [                                ] shares of UBSH common stock are subject to options to purchase UBSH common stock and [                                ] shares are subject to unvested restricted stock awards, in each case granted under the 2003 Stock Incentive Plan, and 422,636 shares were subject to a warrant to purchase common stock, dated December 19, 2008, issued to the U. S. Department of the Treasury pursuant to Securities Purchase Agreement incorporated into a Letter Agreement, dated December 19, 2008, between UBSH and the U. S. Treasury (the “CPP Purchase Agreement”).

As of                      2009, there were not any shares of capital stock of UBSH reserved for issuance, or any outstanding or authorized options, warrants, rights, agreements, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to its capital stock pursuant to which UBSH is or may become obligated to make a cash payment or to issue shares of capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock, except as set forth above.

Common Stock. The holders of UBSH common stock possess exclusively all voting power and are entitled to one vote per share on all matters voted on by the company’s shareholders, including elections of directors. The articles of incorporation of UBSH do not provide for cumulative voting for the election of directors. The holders of UBSH common stock are entitled to such dividends as may be declared from time to time by the company’s board of directors from funds available therefor. Upon liquidation, holders of UBSH common stock will be entitled to receive pro rata all assets of UBSH available for distribution to such holders, after payment to holders of preferred stock, if any such payment is required. The holders of common stock have no preemptive or other subscription rights, and there are no conversion rights or redemption or sinking fund provisions with respect to UBSH common stock.

Preferred Stock. The board of directors of UBSH is empowered to authorize the issuance, in one or more series, of shares of preferred stock at such times, for such purposes and for such consideration as it may deem advisable without shareholder approval. The UBSH board is also authorized to fix the designations, voting, conversion, preference and other relative rights, qualifications and limitations of any such series of preferred stock.

The UBSH board of directors, without shareholder approval, may authorize the issuance of one or more series of preferred stock with voting and conversion rights which could affect adversely the voting power of the holders of UBSH common stock and, under certain circumstances, discourage an attempt by others to gain control of UBSH.

The creation and issuance of any other series of preferred stock, and the relative rights, designations and preferences of such series, if and when established, will depend upon, among other things, the future capital needs of UBSH, then existing market conditions and other factors that, in the judgment of the UBSH board, might warrant the issuance of preferred stock.

On December 19, 2008, UBSH entered into the CPP Agreement pursuant to which it issued 59,000 shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “UBSH Series A preferred stock”) for $59 million. The issuance was made pursuant to the U. S. Treasury’s Capital Purchase Program under TARP. The UBSH Series A preferred stock pays a cumulative dividend at a rate of 5% per year during the first five years and thereafter at 9% per year. In general, the UBSH Series A preferred stock does not have voting rights.

On February 6, 2009, FMB entered into a similar agreement with the U. S. Treasury pursuant to which it issued 33,900 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B and 1,695 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C. In connection with approving the merger agreement, the UBSH board approved the establishment of two more series of UBSH preferred stock so that each share of such FMB preferred stock can be converted into and exchanged for one share of a corresponding series of preferred stock of the combined company with substantially identical preferences, rights and limitations upon consummation of the merger.

ADJOURNMENT OF THE SPECIAL MEETING

In the event that there are not sufficient votes to constitute a quorum or approve the matters required under the merger agreement at the time of the UBSH special meeting, the meeting may be adjourned to a later date or dates in order to permit further solicitation of proxies. In order to allow proxies that have been received by UBSH at the time of the special meeting to be voted for an adjournment, if necessary, UBSH is submitting the question of adjournment to its shareholders as a separate matter for their consideration. The board of directors of UBSH unanimously recommends that shareholders vote “FOR” the adjournment proposal. If it is necessary to adjourn the special meeting, no notice of such adjourned meeting is required to be given to shareholders, other than an announcement at the special meeting of the place, date and time to which the special meeting is adjourned.

LEGAL MATTERS

The validity of the combined company common stock to be issued upon consummation of the merger and certain U. S. federal income tax consequences relating to the merger will be passed upon for UBSH by LeClairRyan, A Professional Corporation.

EXPERTS

The consolidated financial statements and management’s assessment of the effectiveness of internal control over financial reporting incorporated in this proxy statement by reference to Union Bankshares Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008, have been audited by Yount, Hyde & Barbour, P.C., independent registered public accountants as indicated in their reports thereto, and are included herein, and have been so incorporated in reliance upon the authority of said firm as experts in accounting and auditing.

OTHER MATTERS

As of the date of this proxy statement, the UBSH board knows of no other matters that will be presented for consideration at the special meeting other than as specifically set forth in the notice for the meeting. If, however, any other matters properly come before either special meeting, it is the intention of each of the proxy holders to vote such proxy in accordance with the recommendation of the management of UBSH.

WHERE YOU CAN FIND MORE INFORMATION

UBSH files reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that UBSH files with the Securities and Exchange Commission at the SEC’s public reference room in Washington, D.C., which is located at the following address: Public Reference Room, Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings made by UBSH are also available to the public from commercial document retrieval services and at the SEC’s Internet website at http://www.sec.gov.

The SEC allows UBSH to “incorporate by reference” information into this proxy statement, which means that the company can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be a part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.

This proxy statement incorporates by reference the documents set forth below that UBSH has previously filed with the SEC. These documents contain important business information about UBSH:

UBSH’s SEC Filings (File No. 0–20293)	Period
Annual Report on Form 10–K	Year ended December 31, 2008
Quarterly Reports on Form 10–Q	Quarter ended March 31, 2009
Proxy Statement	Dated March 19, 2009, relating to UBSH’s annual meeting of shareholders held on April 21, 2009

UBSH also incorporates by reference additional documents that it may file with the SEC between the date of this document and the date of the special meeting. These include periodic reports, such as annual reports, quarterly reports and current reports, as well as proxy statements.

Documents contained in or incorporated by reference in this document by UBSH are available through the SEC as set forth above or from UBSH without charge. You may obtain such documents by requesting them in writing or by telephone from UBSH as follows:

Union Bankshares Corporation

211 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427-0446

Telephone: (804) 633–5031

Attention: Investor Relations

If you would like to request documents from UBSH, please do so by                     , 2009 in order to receive timely delivery of the documents before the special meeting.

You should rely only on the information contained or incorporated by reference in this proxy statement. UBSH has not authorized anyone to provide you with information that is different from what is contained in this proxy statement. UBSH is not making an offer to sell or soliciting an offer to buy any securities other than the UBSH common stock to be issued by UBSH in the merger, and UBSH is not making an offer of such securities in any state where the offer is not permitted. This proxy statement is dated                     , 2009. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. Neither the mailing of this proxy statement to you nor the issuance of UBSH common stock in the merger creates any implication to the contrary.

Independent Auditor’s Report

To the Board of Directors

First Market Bank, F.S.B.

Richmond, Virginia

We have audited the accompanying consolidated balance sheets of First Market Bank, F.S.B. and its subsidiaries as of December 31, 2008 and 2007, and the related consolidated statements of income, stockholders’ equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Bank’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of First Market Bank, F.S.B. and its subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

We also have examined, in accordance with attestation standards established by the American Institute of Certified Public Accountants, the internal control over financial reporting of First Market Bank, F.S.B. and its subsidiaries as of December 31, 2008 and our report dated March 25, 2009, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

Richmond, Virginia

March 25, 2009

McGladrey & Pullen, LLP is a member firm of RSM International,

an affiliation of separate and independent legal entities.

First Market Bank, F.S.B. and Subsidiaries

Consolidated Balance Sheets

December 31, 2008 And 2007

	2008	2007
Assets
Cash and due from banks	$29,563,633	$30,921,957
Interest-bearing deposits in other banks	1,308,481	2,693,283

Cash and cash equivalents	30,872,114	33,615,240
Securities available-for-sale, at fair value	143,935,500	149,149,478
Securities held-to-maturity (fair value $27,596,778 and $62,746,218 for 2008 and 2007, respectively)	27,128,753	62,896,029
Federal Home Loan Bank stock, at cost	6,513,500	7,408,300
Loans, net of deferred loan fees	1,043,702,290	969,921,353
Allowance for loan losses	(13,525,893)	(11,595,844)

Net loans	1,030,176,397	958,325,509
Premises and equipment, net	24,390,149	18,871,198
Accrued interest receivable	4,103,214	5,180,870
Deferred tax asset, net	8,343,943	6,604,079
Bank-owned life insurance	14,916,674	14,125,943
Other assets	9,162,225	8,263,444

Total assets	$1,299,542,469	$1,264,440,090

Liabilities And Stockholders’ Equity
Liabilities:
Deposits:
Demand deposits:
Noninterest-bearing	$163,766,663	$164,257,077
Interest-bearing	385,012,001	277,260,376
Savings	33,664,182	35,006,855
Time deposits :
Less than $100,000	332,395,889	339,597,588
Greater than or equal to $100,000	160,226,413	157,965,837

Total deposits	1,075,065,148	974,087,733
Short-term borrowed funds	53,262,715	124,315,784
Long-term debt	77,500,000	77,500,000
Accrued interest payable	1,566,395	1,935,350
Accrued expenses and other liabilities	2,770,864	4,880,776

Total liabilities	1,210,165,122	1,182,719,643

Commitments and contingencies (Notes 6 and 14)
Stockholders’ equity:
Preferred stock, $100,000 par value; 100 shares authorized and issued	10,000,000	10,000,000
Common stock, $0.01 par value; 1,068.262 shares authorized and issued	11	10
Additional paid-in capital	22,732,237	16,732,238
Retained earnings	57,364,780	56,805,503
Accumulated other comprehensive loss	(719,681)	(1,817,304)

Total stockholders’ equity	89,377,347	81,720,447

Total liabilities and stockholders’ equity	$1,299,542,469	$1,264,440,090

The accompanying notes are an integral part of these consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Consolidated Statements Of Income

Years Ended December 31, 2008 And 2007

	2008	2007
Interest and dividend income:
Interest and fees on loans	$64,688,179	$69,196,594
Interest and dividends on investment securities:
U.S. Government agencies and corporations	8,192,839	10,067,360
State and municipal securities	165,305	148,744
Other securities	152,997	268,881
Interest-bearing deposits in other banks	45,874	133,308

Total interest and dividend income	73,245,194	79,814,887

Interest expense:
Deposits	26,226,174	29,426,364
Short-term borrowed funds	2,524,667	5,389,480
Long-term debt	3,671,966	2,656,503

Total interest expense	32,422,807	37,472,347

Net interest income	40,822,387	42,342,540

Provision for loan losses	4,530,000	1,624,000

Net interest income after provision for loan losses	36,292,387	40,718,540

Noninterest income:
Service charges on deposit accounts	7,643,495	7,465,579
Gain on sale of securities	95,922	—
Other-than-temporary impairment of securities	(4,429,260)	—
Other	4,149,191	4,562,482

Total noninterest income	7,459,348	12,028,061

Noninterest expense:
Personnel	22,518,679	20,060,366
Occupancy	4,684,062	4,536,553
Equipment	2,116,588	2,393,725
Marketing and advertising	1,354,410	1,566,699
Data processing	4,556,328	5,404,297
Telecommunications	633,089	530,722
Legal and professional fees	1,234,380	1,084,692
Printing and office supplies	586,006	627,966
General and administrative	4,637,871	3,943,689

Total noninterest expense	42,321,413	40,148,709

Income before income taxes	1,430,322	12,597,892

Income tax (benefit) expense	(28,955)	4,465,735

Net income	$1,459,277	$8,132,157

The accompanying notes are an integral part of these consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Consolidated Statements Of Stockholders’ Equity

Years Ended December 31, 2008 And 2007

	Preferred Stock		Common Stock		Additional Paid-In	Retained	Accumulated Other Comprehensive	Total Stockholders’ Equity and Comprehensive
	Shares	Amount	Shares	Amount	Capital	Earnings	Loss	Income
Balance, December 31, 2006	100	$10,000,000	1,000	$10	$16,732,238	$49,573,346	$(3,044,313)	$73,261,281

Dividends declared on preferred stock	—	—	—	—	—	(900,000)	—	(900,000)
Comprehensive income:
Net income	—	—	—	—	—	8,132,157	—	8,132,157
Net change in fair value of available-for-sale securities, net of tax expense of $726,624	—	—	—	—	—	—	1,141,305	1,141,305
Change in fair value of interest rate swap derivative	—	—	—	—	—	—	85,704	85,704

Total comprehensive income	—	—	—	—	—	—	—	9,359,166

Balance, December 31, 2007	100	$10,000,000	1,000	$10	$16,732,238	$56,805,503	$(1,817,304)	$81,720,447

Issuance of common stock	—	—	68.262	1	5,999,999	—	—	6,000,000
Dividends declared on preferred stock	—	—	—	—	—	(900,000)	—	(900,000)
Comprehensive income:
Net income	—	—	—	—	—	1,459,277	—	1,459,277
Net change in fair value of available-for-sale securities, net of tax expense of $726,689	—	—	—	—	—	—	1,141,403	1,141,403
Change in fair value of interest rate swap derivative	—	—	—	—	—	—	(43,780)	(43,780)

Total comprehensive income	—	—	—	—	—	—	—	2,556,900

Balance, December 31, 2008	100	$10,000,000	1,068.262	$11	$22,732,237	$57,364,780	$(719,681)	$89,377,347

	2008	2007
Disclosure of reclassification amount:
Unrealized holding gains arising during the period, net of income tax expense of $2,421,668 in 2008 and $0 in 2007	$3,803,690	$—
Loss reclassification adjustment for losses included in net earnings, net of income tax benefit of $1,694,979 in 2008 and $0 in 2007	(2,662,287)	—

	$1,141,403	$—

The accompanying notes are an integral part of these consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Consolidated Statements Of Cash Flows

Years Ended December 31, 2008 And 2007

	2008	2007
Cash Flows From Operating Activities:
Net income	$1,459,277	$8,132,157
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization, and accretion, net	2,845,549	3,100,992
Provision for loan losses	4,530,000	1,624,000
Loss on disposal of premises and equipment	—	10,660
Deferred income taxes	(2,466,553)	(974,765)
Realized gain on sales/calls of investment securities	(95,922)	—
Loss on other-than-temporary impairment of securities	4,429,260	—
Increase in bank-owned life insurance	(790,731)	(767,204)
Changes in operating assets and liabilities:
Accrued interest receivable	1,077,656	189,921
Other assets	(1,318,229)	(335,935)
Accrued interest payable	(368,955)	(415,732)
Other liabilities	(2,109,912)	324,428

Net cash provided by operating activities	7,191,440	10,888,522

Cash Flows From Investing Activities:
Net originations of loans	(75,961,440)	(77,610,291)
Proceeds from sales of Federal Home Loan Bank stock	4,297,500	2,793,100
Proceeds from maturities and issuer calls of securities held-to-maturity	35,744,530	2,933,521
Proceeds from maturities and issuer calls of securities available-for-sale	65,018,943	21,686,797
Purchases of securities available-for-sale	(62,256,354)	(250,000)
Purchases of premises and equipment	(8,399,391)	(4,196,988)
Purchases of Federal Home Loan Bank stock	(3,402,700)	(5,175,000)

Net cash used in investing activities	(44,958,912)	(59,818,861)

Cash Flows From Financing Activities:
Net increase (decrease) in deposits	100,977,415	(74,404,431)
Net increase (decrease) in short-term borrowed funds	(71,053,069)	58,620,242
Net increase in long-term debt	—	60,000,000
Proceeds from issuance of common stock	6,000,000	—
Cash dividends paid on preferred stock	(900,000)	(900,000)

Net cash provided by financing activities	35,024,346	43,315,811

Net decrease in cash and cash equivalents	(2,743,126)	(5,614,528)
Cash and cash equivalents at beginning of year	33,615,240	39,229,768

Cash and cash equivalents at end of year	$30,872,114	$33,615,240

Supplemental Disclosure of Cash Flow Information
Interest paid during the year	$32,791,762	$37,888,079

Income taxes paid during the year	$4,550,000	$5,460,000

Transfer of loans to repossessed assets	$419,448	$—

The accompanying notes are an integral part of these consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 1. Nature of Banking Operations and Significant Accounting Policies

Nature of operations: First Market Bank, F.S.B. (the Bank), a federally chartered stock savings bank, began operating November 4, 1997, and provides banking services to the Virginia market. For the period January 1, 2007 through September 29, 2008, the Bank was 49% owned by Ukrop’s Thrift Holdings, Inc., 40.1% owned by Markel Corporation, 4.45% owned each by James E. Ukrop and Robert S. Ukrop, and 2% owned by Ukrop’s Services, LC. On September 30, 2008, the Bank issued 68.262 shares of Class A common stock for $6.0 million. Markel Corporation was issued 34.131 shares and certain members of the Ukrop family were issued shares totaling 34.131 shares. For the period September 30, 2008 through December 31, 2008, the Bank was 45.87% owned by Ukrop’s Thrift Holdings, Inc., 40.72% owned by Markel Corporation, 4.17% owned each by James E. Ukrop and Robert S. Ukrop, 3.20% owned by certain members of the Ukrop family, and 1.87% owned by Ukrop’s Services, L.C.

The Bank provides a wide array of financial services for consumers and businesses through its branches located in the Richmond metropolitan area, Fredericksburg, Roanoke and Williamsburg markets. In addition to these activities, the Bank generates noninterest income by sales of personal trust and asset management products and services, and other nondeposit investment services.

The Bank is subject to the regulations of certain federal agencies and undergoes periodic examinations by those regulatory agencies.

Basis of presentation: The consolidated financial statements include the accounts and results of operations of the Bank and its subsidiaries, FM Mortgage Holdings, LLC, First Market Advisors, Inc., First Market Title, Inc., and First Market Insurance Agency, Inc. The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America and prevailing practices within the banking industry. All significant intercompany transactions and accounts have been eliminated in consolidation.

A summary of the Bank’s significant accounting policies follows:

Use of estimates: The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly sensitive to significant change relate to the determination of the allowance for loan losses, fair value of investments and the valuation of deferred tax assets.

Cash, cash equivalents and cash flows: For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and due from banks as well as time deposits in other banks and include cash items in process of clearing, all of which mature within ninety days. Cash flows from loans, federal funds purchased and sold, short-term borrowed funds and deposits are reported net.

The Bank maintains amounts due from banks that, at times, may exceed federally insured limits. The Bank has not experienced any losses in such accounts.

Investment securities: Debt securities that management has the positive intent and ability to hold to maturity are classified as held-to-maturity and recorded at amortized cost. Securities not classified as held-to-maturity, including equity securities with readily determinable fair values, are classified as available-for-sale and recorded at fair value, with unrealized gains and losses excluded from earnings and reported in other comprehensive income (loss), net of the deferred tax effect.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 1. Nature of Banking Operations and Significant Accounting Policies (Continued)

Purchase premiums and discounts are recognized in interest income using the interest method over the term of the securities. Declines in the fair value of held-to-maturity and available-for-sale securities below their cost that are deemed to be other-than-temporary are reflected in earnings as realized losses. In estimating other-than-temporary impairment losses, management considers (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, and (3) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. Gains and losses on the sale of securities are recorded on the trade date and are determined using the specific identification method. Unrealized gains and losses reflect the difference between fair market value and amortized cost of the individual securities as of the reporting date.

Loans: Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off generally are reported at their outstanding unpaid principal balances adjusted for charge-offs, the allowance for loan losses, and any deferred fees or costs on originated loans. Interest income is accrued on the unpaid principal balance. Loan origination fees, net of certain direct origination costs, are deferred and recognized as an adjustment of the related loan yield using the interest method.

The accrual of interest on loans is discontinued at the time a loan is 90 days past due unless the credit is well-secured and in process of collection. In all cases, loans are placed on non-accrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

All interest accrued but not collected for loans that are placed on non-accrual or charged off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for loan losses: The Bank’s allowance for loan losses is the amount considered adequate to absorb probable losses within the loan portfolio based on management’s evaluation of the size and current risk characteristics of the portfolio.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as additional information becomes available or as economic conditions change.

The allowance consists of specific, general and unallocated components. The specific component relates to loans that are classified as either doubtful, substandard or special mention. For such loans that are also classified as impaired, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loan is lower than the carrying value of that loan. The general component covers non-classified loans and is based on historical loss experience adjusted for qualitative factors. An unallocated component is maintained to cover uncertainties that could affect management’s estimate of probable losses. The unallocated component of the allowance reflects the margin of imprecision inherent in the underlying assumptions used in the methodologies for estimating specific and general losses in the portfolio.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 1. Nature of Banking Operations and Significant Accounting Policies (Continued)

A loan is considered impaired when, based on current information and events, it is probable that the Bank will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for commercial and construction loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.

Large groups of smaller balance homogeneous loans are collectively evaluated for impairment. Accordingly, the Bank does not separately identify individual consumer and residential loans for impairment disclosures, unless such loans are the subject of a restructuring agreement.

Off-balance-sheet credit related financial instruments: In the ordinary course of business, the Bank has entered into commitments to extend credit, including commercial letters of credit and standby letters of credit. Such financial instruments are recorded when they are funded.

Interest rate swap agreements: For asset/liability management purposes, the Bank uses interest rate swap agreements to hedge various exposures or to modify interest rate characteristics of various balance sheet accounts. Such derivatives are used as part of the asset/liability management process and are linked to specific assets or liabilities, and have high correlation between the contract and the underlying item being hedged, both at inception and throughout the hedge period.

The Bank utilizes interest rate swap agreements to convert a portion of its variable-rate debt to a fixed-rate (cash flow hedge), and to convert a portion of its fixed-rate loans to a variable-rate (fair value hedge). Interest rate swaps are contracts in which a series of interest rate flows are exchanged over a prescribed period. The notional amount on which the interest payments are based is not exchanged.

Under Statement of Financial Accounting Standards (SFAS) No. 133, the gain or loss on a derivative designated and qualifying as a fair value hedging instrument, as well as the offsetting gain or loss on the hedged item attributable to the risk being hedged, is recognized currently in earnings in the same accounting period. The effective portion of the gain or loss on a derivative designated and qualifying as a cash flow hedging instrument is initially reported as a component of other comprehensive income (loss) and subsequently reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized currently in earnings.

Interest rate derivative financial instruments receive hedge accounting treatment only if they are designated as a hedge and are expected to be, and are, effective in substantially reducing interest rate risk arising from the assets and liabilities identified as exposing the Bank to risk. Those derivative financial instruments that do not meet the hedging criteria discussed below would be classified as trading activities and would be recorded at fair value with changes in fair value recorded in income. Derivative hedge contracts must meet specific effectiveness tests (i.e., over time the change in their fair values due to the designated hedge risk must be within 80 to 125 percent of the

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 1. Nature of Banking Operations and Significant Accounting Policies (Continued)

opposite change in the fair values of the hedged assets or liabilities). Changes in fair value of the derivative financial instruments must be effective at offsetting changes in the fair value of the hedged items due to the designated hedge risk during the term of the hedge. Further, if the underlying financial instrument differs from the hedged asset or liability, there must be a clear economic relationship between the prices of the two financial instruments. If periodic assessment indicates derivatives no longer provide an effective hedge, the derivatives contracts would be closed out and settled or classified as a trading activity.

In accordance with SFAS No. 133, hedges of variable-rate debt are accounted for as cash flow hedges, with changes in fair value recorded in derivative assets or liabilities and other comprehensive income (loss). The net settlement (upon close out or termination) that offsets changes in the value of the hedged debt is deferred and amortized into net interest income over the life of the hedged debt. Hedges of fixed-rate loans are accounted for as fair value hedges, with changes in fair value recorded in derivative assets or liabilities and loan interest income. The net settlement (upon close out or termination) that offsets changes in the value of the loans adjusts the basis of the loans and is deferred and amortized to loan interest income over the life of the loans. The portion, if any, of the net settlement amount that did not offset changes in the value of the hedged asset or liability is recognized immediately as non-interest income.

Cash flows resulting from the derivative financial instruments that are accounted for as hedges of assets and liabilities are classified in the cash flows statement in the same category as the cash flows of the items being hedged.

Bank premises and equipment: Land is carried at cost. Bank premises and equipment are carried at cost, less accumulated depreciation computed on the straight-line method over the estimated useful lives of the assets.

Valuation of long-lived assets: The Bank accounts for the valuation of long-lived assets under SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. SFAS No. 144 requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of the long-lived asset is measured by a comparison of the carrying amount of the asset to future undiscounted net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the estimated fair value of the assets. Assets to be disposed of are reportable at the lower of the carrying amount or fair value, less cost to sell.

Transfers of financial assets: Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Bank, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Bank does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity.

Income taxes: Deferred income tax assets and liabilities are determined using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is determined based on the tax effects of the temporary differences between the book and tax bases of the various balance sheet assets and liabilities and gives current recognition to changes in tax rates and laws.

Trust assets and fees: Assets of the trust department, other than trust cash on deposit at the Bank, are not included in these consolidated financial statements because they are not assets of the Bank. Trust fees are recognized in income using the accrual method.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 1. Nature of Banking Operations and Significant Accounting Policies (Continued)

Recent Accounting Pronouncements: In July 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition of tax benefits, classification on the balance sheet, interest and penalties, accounting in interim periods, disclosure, and transition.

In December 2008, the FASB provided for a deferral of the effective date of FIN 48 for certain nonpublic enterprises to annual financial statements for fiscal years beginning after December 15, 2008. The Bank has elected this deferral and accordingly will be required to adopt FIN 48 in its 2009 annual financial statements. Prior to adoption of FIN 48, the Bank will continue to evaluate its uncertain tax positions and related income tax contingencies under Statement No. 5, Accounting for Contingencies. SFAS No. 5 requires the Bank to accrue for losses it believes are probable and can be reasonably estimated. Management is currently assessing the impact of FIN 48 on its consolidated financial position and results of operations and has not yet determined if the adoption of FIN 48 will have a material effect on its consolidated financial statements.

In February 2008, the FASB issued FASB Staff Position No. 157-2, Effective Date of FASB Statement No. 157, which permits a one-year deferral for the implementation of SFAS No. 157 with regard to nonfinancial assets and nonfinancial liabilities that are not recognized or disclosed at fair value in the financial statements on a recurring basis. The Bank adopted SFAS No. 157 for the fiscal year beginning January 1, 2008, except for nonfinancial assets and nonfinancial liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis for which delayed application is permitted until fiscal year beginning January 1, 2009. The Bank is currently assessing the potential effect of the adoption of the remaining provisions of SFAS No. 157 on its financial position, results of operations and cash flows.

In March 2008, the FASB issued SFAS No. 161, Disclosures About Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133 (SFAS No. 161). SFAS No. 161 requires additional disclosures about the objectives of using derivative instruments, the method by which the derivative instruments and related hedged items are accounted for under Statement No. 133 and its related interpretations, and the effect of derivative instruments and related hedged items on financial position, financial performance, and cash flows. SFAS No. 161 also requires disclosure of the fair values of derivative instruments and their gains and losses in a tabular format. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008, or the Bank’s quarter ended March 31, 2009. As this pronouncement is only disclosure-related, it will not have an impact on the financial position and results of operations.

Note 2. Restrictions on Cash and Due From Banks

The Bank may be required to maintain average cash balances on hand or with the Federal Reserve Bank. These reserve balances amounted to $0 at December 31, 2008 and 2007.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 3. Investment Securities

The amortized cost and fair value of securities, with gross unrealized gains and losses, follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Securities held-to-maturity:
December 31, 2008:
U.S. Government agencies and corporations	$7,519,073	$357,824	$—	$7,876,897
Mortgage-backed securities	15,324,093	359,365	—	15,683,458
State and municipal securities	3,253,381	—	(37,108)	3,216,273
Corporate debt securities	1,032,206	—	(212,056)	820,150

	$27,128,753	$717,189	$(249,164)	$27,596,778

December 31, 2007:
U.S. Government agencies and corporations	$41,292,064	$18,762	$(21,904)	$41,288,922
Mortgage-backed securities	17,315,406	—	(249,438)	17,065,968
State and municipal securities	3,252,312	90,956	—	3,343,268
Corporate debt securities	1,036,247	11,813	—	1,048,060

	$62,896,029	$121,531	$(271,342)	$62,746,218

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Securities available-for-sale:
December 31, 2008:
U.S. Government agencies and corporations	$8,848,155	$172,920	$(107,784)	$8,913,291
Mortgage-backed securities	135,875,399	2,201,355	(3,181,840)	134,894,914
Corporate debt securities	408,914	—	(281,619)	127,295

	$145,132,468	$2,374,275	$(3,571,243)	$143,935,500

December 31, 2007:
U.S. Government agencies and corporations	$56,701,520	$79,502	$(1,334,395)	$55,446,627
Mortgage-backed securities	94,299,805	124,129	(1,904,463)	92,519,471
Corporate debt securities	1,213,213	—	(29,833)	1,183,380

	$152,214,538	$203,631	$(3,268,691)	$149,149,478

At December 31, 2008 and 2007, securities with a carrying amount of $105,720,973 and $104,520,585, respectively, were pledged to secure public deposits, repurchase agreements, and for other purposes required or permitted by law.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 3. Investment Securities (Continued)

The amortized cost and fair value of investment securities by contractual maturity at December 31, 2008 follows:

	Securities Held- to-Maturity		Securities Available- for-Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Within 1 year	$—	$—	$—	$—
Over 1 year through 5 years	7,519,073	7,876,897	—	—
After 5 years through 10 years	—	—	7,481,298	7,637,022
Over 10 years	4,285,587	4,036,423	1,775,771	1,403,564
Mortgage-backed securities	15,324,093	15,683,458	135,875,399	134,894,914

	$27,128,753	$27,596,778	$145,132,468	$143,935,500

(Expected maturities may differ from contractual maturities because borrowers have the right to call or prepay some obligations with or without call or prepayment penalties.)

For the years ended December 31, 2008 and 2007, proceeds from sales and calls of securities available-for-sale amounted to $43,118,222 and $0, respectively, and gross realized gains amounted to $71,994 and $0, respectively. For the years ended December 31, 2008 and 2007, proceeds from calls of securities intended to be held-to-maturity amounted to $33,803,000 and $0, respectively, and gross realized gains amounted to $23,928 and $0, respectively.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 3. Investment Securities (Continued)

Information pertaining to securities with gross unrealized losses at December 31, 2008 and 2007, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows:

	December 31, 2008 Continuous Unrealized Losses Existing for:
	Fair Value	Less than 12 Months	Fair Value	More than 12 Months	Fair Value	Total Unrealized Losses
Securities available-for-sale:
U.S. Government agencies and corporations	$49,201	$(107,784)	$—	$—	$49,201	$(107,784)
Mortgage-backed securities	18,998,828	(2,661,415)	14,182,774	(520,425)	33,181,602	(3,181,840)
Corporate debt securities	—	—	127,295	(281,619)	127,295	(281,619)

	$19,048,029	$(2,769,199)	$14,310,069	$(802,044)	$33,358,098	$(3,571,243)

Securities held-to-maturity:
State and municipal securities	$3,216,273	$(37,108)	$—	$—	$3,216,273	$(37,108)
Corporate debt securities	820,150	(212,056)	—	—	820,150	(212,056)

	$4,036,423	$(249,164)	$—	$—	$4,036,423	$(249,164)

	December 31, 2007 Continuous Unrealized Losses Existing for:
	Fair Value	Less than 12 Months	Fair Value	More than 12 Months	Fair Value	Total Unrealized Losses
Securities available-for-sale:
U.S. Government agencies and corporations	$3,253,650	$(1,332,595)	$9,993,800	$(1,800)	$13,247,450	$(1,334,395)
Mortgage-backed securities	—	—	69,737,127	(1,904,463)	69,737,127	(1,904,463)
Corporate debt securities	1,183,380	(29,833)	—	—	1,183,380	(29,833)

	$4,437,030	$(1,362,428)	$79,730,927	$(1,906,263)	$84,167,957	$(3,268,691)

Securities held-to-maturity:
U.S. Government agencies and corporations	$—	$—	$9,290,162	$(21,904)	$9,290,162	$(21,904)
Mortgage-backed securities	—	—	17,065,968	(249,438)	17,065,968	(249,438)

	$—	$—	$26,356,130	$(271,342)	$26,356,130	$(271,342)

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 3. Investment Securities (Continued)

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to the following primary relevant factors (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, (3) the continued ability of the issuer to maintain payment of the coupon or dividend, (4) adverse market, or other significant factors, and (5) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At December 31, 2008, there were $14,310,069 of individual securities that had been in a continuous loss position for more than 12 months. Additionally, these securities had an unrealized loss of $802,044 and primarily consisted of mortgage-backed securities. Since the declines in fair value were attributable to changes in market interest rates, not in estimated cash flows or credit quality, no other-than-temporary impairment was recorded at December 31, 2008.

In September 2008, the United States Department of the Treasury, the Federal Reserve and the Federal Housing Finance Agency (FHFA) announced that the Federal Home Loan Mortgage Corporation (Freddie Mac) would be placed under conservatorship, eliminating dividend payments on its common and preferred stock and giving management control to its regulator, the FHFA. Subsequent to this announcement, the market price of the Freddie Mac preferred stock owned by the Bank declined significantly and based on the closing price of the securities on September 30, 2008, the Bank had an unrealized loss in these securities of $4,429,260. This amount was charged to earnings as an other-than temporary impairment loss.

Preferred stocks are considered to be capital assets for federal income tax purposes and losses on capital assets ordinarily can only be offset against capital gains on corporate tax returns. However, the Emergency Economic Stability Act passed and signed into law on October 3, 2008, included a provision which allowed qualified financial institutions to deduct the Freddie Mac loss as ordinary rather than capital loss. A reduction in the income tax provision and a similar deferred tax asset in the amount of $1,722,982 was recorded.

Note 4. Federal Home Loan Bank Stock

As a member of the Federal Home Loan Bank (FHLB) system, the Bank is required to maintain an investment in capital stock of the FHLB in an amount equal to .20% of its total assets as of December 31st of the prior year (up to a maximum of $25 million), plus 4.5% of its outstanding FHLB advances (of which up to 2% of the Bank’s required investment can be utilized from the excess capital stock ownership of other FHLB members). The Bank’s investment is carried at cost.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 5. Loans

A summary of the balances of loans at December 31 follows:

	2008	2007
Commercial	$131,466,966	$129,168,547
Construction	533,260,393	492,769,850
Consumer	377,842,814	346,850,252

	1,042,570,173	968,788,649

Deferred loan fees and costs	1,132,117	1,132,704

Loans, net of deferred loan fees	1,043,702,290	969,921,353

Allowance for loan losses	(13,525,893)	(11,595,844)

Net loans	$1,030,176,397	$958,325,509

An analysis of allowance for loan losses follows:

	2008	2007
Balance at beginning of year	$11,595,844	$11,128,212
Provision for loan losses	4,530,000	1,624,000
Recoveries of amounts previously charged off	408,377	335,254
Amounts charged off	(3,008,328)	(1,491,622)

Balance at end of year	$13,525,893	$11,595,844

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 5. Loans (Continued)

The following is a summary of information pertaining to impaired and nonaccrual loans at December 31:

	2008	2007
Impaired loans without a valuation allowance	$1,332,334	$—
Impaired loans with a valuation allowance	—	1,083,681

Total impaired loans	$1,332,334	$1,083,681

Valuation allowance related to impaired loans	$—	$200,000

Total nonaccrual loans	$5,143,000	$2,314,000

Total loans past due ninety days or more and still accruing	$—	$—

	2008	2007
Average investment in impaired loans	$1,016,590	$1,250,063

Interest income recognized on impaired loans	$—	$97,251

Interest income recognized on a cash basis on impaired loans	$—	$21,892

No additional funds are committed to be advanced in connection with impaired loans.

Note 6. Premises and Equipment

A summary of the cost and accumulated depreciation of premises and equipment as of December 31 follows:

	2008	2007
Land and buildings	$15,167,340	$8,559,021
Equipment	8,554,209	10,124,748
Leasehold improvements	10,964,478	10,655,265
Furniture	9,066,463	7,582,846
Construction in progress	1,639,034	2,537,035

	45,391,524	39,458,915
Less accumulated depreciation	(21,001,375)	(20,587,717)

Premises and equipment, net	$24,390,149	$18,871,198

Depreciation expense for the years ended December 31, 2008 and 2007 amounted to $2,880,440 and $3,124,220, respectively.

Contractual commitments to construct branch facilities at December 31, 2008 and 2007 totaled $0 and $758,755, respectively.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 6. Premises and Equipment (Continued)

Pursuant to the terms of non-cancelable lease agreements in effect at December 31, 2008, pertaining to banking premises and equipment, future minimum lease payments under various operating leases were as follows:

Years Ending December 31,
2009	$3,355,200
2010	3,374,970
2011	3,290,863
2012	2,602,052
2013	2,609,830
Thereafter	23,637,367

Total minimum lease payments	$38,870,282

The leases contain options to extend for periods from 5 to 20 years. The cost of such renewals is not included above. Total rent expense for the years ended December 31, 2008 and 2007 amounted to $3,085,112 and $3,033,903, respectively.

Note 7. Deposits

At December 31, 2008, the scheduled maturities of time deposits were as follows:

Years Ending December 31,
2009	$401,492,004
2010	53,819,020
2011	11,559,584
2012	22,965,682
2013	2,786,012
Thereafter	—

$492,622,302

Note 8. Borrowings

Securities sold under agreements to repurchase:

Securities sold under agreements to repurchase, which are classified as secured borrowings, totaled $53,176,715 and $72,815,784 at December 31, 2008 and 2007, respectively, and generally mature within one to four days from the transaction date. Securities sold under agreements to repurchase are reflected at the amount of cash received in connection with the transaction. The Bank may be required to provide additional collateral based on the fair value of underlying securities.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 8. Borrowings (Continued)

Federal Home Loan Bank advances:

At December 31, 2008 and 2007, the Bank had $60,000,000 and $81,000,000, respectively, of FHLB advances outstanding. The advances are collateralized by certain residential and commercial mortgage loans and investment securities. The weighted average interest rate on advances during 2008 and 2007 were 4.23% and 4.99%, respectively. Scheduled maturities of FHLB advances as of December, 31 2008 are as follows:

Years Ending December 31,
2009	$—
2010	60,000,000
2011	—
2012	—
2013	—
Thereafter	—

$60,000,000

Federal funds purchased:

The Bank has unsecured federal funds lines of credit from correspondent banking relationships, which can provide up to $79,500,000 in liquidity. At December 31, 2008 and 2007, $86,000 and $30,500,000, respectively, in federal funds lines of credit borrowings were outstanding.

Subordinated debt securities:

In March, 2006, the Bank issued $17,500,000 aggregate principal amount of Subordinated Debt Securities that mature on April 7, 2016 (the Debt Securities). The Debt Securities bear interest, reset quarterly, equal to LIBOR plus 1.45%. The indenture provides for redemption of the Debt Securities after April 7, 2007 and thereafter equal to the percentage of the principal amount of the Debt Securities as specified below plus, in each case, unpaid interest accrued thereon to the redemption date:

Redemption during the 12-month period beginning April 7,	Percentage of Principal Amount
2009	102%
2010	101%
Therafter	100%

As currently defined by federal bank regulators, the Debt Securities qualify as Tier 2 capital.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 9. Income Taxes

The components of income tax expense in the consolidated statements of income were as follows:

	2008	2007
Current:
Federal	$1,961,185	$4,587,052
State	476,413	853,448
Deferred:
Federal	(2,182,483)	(879,426)
State	(284,070)	(95,339)

Total income tax (benefit) expense	$(28,955)	$4,465,735

The reasons for the differences between the statutory federal and state income tax rates are summarized as follows:

	2008	2007
Computed “expected” tax expense	$500,613	$4,409,262
Increase (decrease) in income taxes resulting from:
State income taxes, net of federal tax benefit	25,599	459,403
Tax-exempt interest	(71,238)	(100,427)
Nondeductible expenses	44,394	43,713
Bank-owned life insurance	(276,756)	(268,521)
Tax credits	(77,695)	(77,695)
Reversal of overaccrual of income taxes	(173,872)	—

	$(28,955)	$4,465,735

The components of the net deferred tax asset at December 31 as follows:

	2008	2007
Deferred tax assets:
Loans, principally due to allowance for loan losses	$5,261,572	$4,510,783
Premises and equipment, principally due to differences in depreciation	712,402	927,704
Unrealized loss on available-for-sale securities	465,620	1,192,309
Other-than-temporary impairment on securities	1,722,982	—
Other	927,884	787,244

Total gross deferred tax assets	9,090,460	7,418,040

Deferred tax liabilities:
Deferred loan fees and costs	(440,394)	(440,622)
Investments, principally due to investment income recognition	(306,123)	(373,339)

Total gross deferred tax liabilities	(746,517)	(813,961)

Net deferred tax asset	$8,343,943	$6,604,079

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 10. Series A Preferred Stock

As of December 31, 2008 and 2007, 100 shares of Series A 9% Non-Cumulative Preferred Stock, par value $100,000 per share, were outstanding (Series A Preferred).

Series A Preferred Stockholder’s Rights:

Dividends: The holders of Series A Preferred are entitled to receive, when and if declared by the Board of Directors, a non-cumulative quarterly cash dividend at the annual rate of $9,000 per share, or 9% of the stated value of $100,000 per share.

Liquidation: Upon any liquidation of the Bank, the holders of the Series A Preferred are entitled to receive, before any distribution of assets is made to the common stockholders, an amount equal to the sum of $100,000 per share plus the then-current quarterly dividend, whether or not declared, but without accumulation of unpaid dividends for prior dividend periods.

Voting: The holders of Series A Preferred are entitled, voting as a separate class, to elect one director to the Board of Directors. The Bank may not, without an affirmative vote of the holders of at least a majority of the Series A Preferred stockholders, voting as a separate class, (i) create or increase the authorized number of shares of any class or series of stock having a preference senior to the shares of Series A Preferred, or (ii) change the preferences, qualifications, privileges, limitations, restrictions or special or relative rights granted to or imposed upon the shares of Series A Preferred.

Optional redemption: The Series A Preferred is not redeemable prior to March 31, 2011.

Conversion: In the event the Bank was to effect an initial public offering of any class of common stock, holders of Series A Preferred have the right to elect to convert all, or any portion, of their shares into shares of the class of common stock to be offered and sold based on the liquidation price of the shares to be converted and a conversion price equal to 94% of the actual sale price per share offered to the public in the initial public offering. Upon consummation of an initial public offering, any shares of Series A Preferred that remain outstanding will cease to be convertible.

Note 11. Related Party Transactions

The Bank has, in the ordinary course of business, entered into lending transactions with directors and executive officers of the Bank and their affiliates. Management believes these transactions were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectibility or present any other unfavorable features. At December 31, 2008 and 2007, the Bank had loans to directors and executive officers of approximately $5,515,000 and $5,275,000, respectively.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 11. Related Party Transactions (Continued)

The Bank leases office and certain retail branch space from companies owned by certain directors of the Bank, either directly or indirectly. Details of the principal operating leases with related parties as of December 31, 2008 are as follows:

Name of Related Party	Description of Lease	Date of Lease	Term	Basic Annual Rental Amount	Future Minimum Rental Amounts
Family Holdings, L.C.	Corporate offices – Maywill	10/01/2004	7 years	$547,560	$7,118,280
Family Holdings, L.C.	Corporate offices – Westmoreland	02/26/2004	10 years	156,076	843,302
Ukrop’s Super Markets, Inc.	In-store branches	03/28/2006	10 years	1,136,196	11,361,960

Rent incurred and paid to these related parties was $1,805,097 and $1,786,944 for the years ended December 31, 2008 and 2007, respectively.

Future minimum lease payments to these related parties as of December 31, 2008, are as follows:

Years Ending December 31,
2009	$1,839,832
2010	1,844,514
2011	1,849,337
2012	1,854,304
2013	1,859,421
Thereafter	10,076,134

Total minimum lease payments	$19,323,542

The leases contain options to extend for periods from 5 to 20 years. The cost of such renewals is not included above.

First Market Bank has entered into certain loan participation agreements with Evanston Insurance Company (“Evanston”), a subsidiary of Markel Corporation, whereby an undivided interest in the underlying loans has been transferred from the Bank to Evanston. The outstanding balance relative to these loan participation agreements totaled $25,098,808 and $18,741,959 at December 31, 2008 and 2007, respectively.

Note 12. Employee Benefit Plans

The Bank has a 401(k) plan whereby substantially all employees participate in the plan. The plan is a deferred compensation plan, commonly referred to as a 401(k) plan whereby an employee may contribute a portion of their compensation, subject to regulatory limitations. For the years ending December 31, 2008 and 2007, the Bank made matching contributions equal to 100% of each participating employee’s contribution made up to 3% of compensation (as defined in the plan), plus a matching contribution of 50% for each participating employee’s contribution made between 3% and 5% of compensation (as defined in the plan), resulting in a total matching contribution of up to 4% of an employee’s annual compensation. The Bank made additional discretionary contributions to eligible employees equal to 1% of compensation for the years ending December 31, 2008 and 2007. The Bank’s matching and discretionary contributions for 2008 and 2007 were approximately $794,000 and $651,000, respectively.

The Supplemental Executive Retirement Plan (SERP) was adopted effective January 1, 2007, for the purpose of supplementing the retirement benefits payable under the Bank’s tax-qualified plans for certain of its key executives. The Plan is intended to satisfy the requirements of Code Section 409A and Treasury Regulations thereunder. Participation in the SERP is determined by the Board of Directors. The Bank’s contributions to the SERP for the years ended December 31, 2008 and 2007 totaled approximately $30,000 and $25,000, respectively.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 13. Minimum Regulatory Capital Requirements

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank’s consolidated financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to average assets (as defined). Management believes that, as of December 31, 2008, the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 2008, the most recent notification from the Federal Deposit Insurance Corporation (FDIC) categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier 1 risk-based, and Tier 1 leverage ratios as set forth in the following table. There are no conditions or events since that notification that management believes have changed the Bank’s category.

The Bank’s actual capital amounts and ratios as of December 31, 2008 and 2007 are presented in the following table:

	2008	2007
Tier I capital	$90,034,000	$82,751,000
Total capital	121,060,000	111,847,000
Risk-weighted assets	1,108,771,000	1,046,245,000
Adjusted total assets	1,301,964,000	1,266,393,000

Risk-based capital ratios:
Tier I capital to risk-weighted assets:
Actual	8.12%	7.91%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	6.00	6.00

Total capital to risk-weighted assets:
Actual	10.92%	10.69%
Regulatory minimum	8.00	8.00
Well capitalized under prompt corrective action provisions	10.00	10.00

Tier 1 capital to adjusted total assets:
Actual	6.92%	6.53%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	5.00	5.00

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 13. Minimum Regulatory Capital Requirements (Continued)

Dividend restriction:

The approval of the Bank’s regulatory agencies is required to pay dividends that exceed the Bank’s net profits for the current year plus its retained net profits for the preceding two years. The Bank did not pay dividends in excess of these amounts during the years ended December 31, 2008 and 2007.

Note 14. Commitments and Contingencies

Credit extension commitments:

The Bank is a party to credit related financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include commitments to extend credit, standby letters of credit and commercial letters of credit. Such commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the balance sheets.

The Bank’s exposure to credit loss is represented by the contractual notional amount of those commitments. The Bank follows the same credit policies in making commitments as it does for on-balance-sheet instruments.

At December 31, 2008 and 2007, the following financial instruments were outstanding whose contract amounts represent credit risk:

	2008	2007
Commitments to grant loans	$320,468,894	$332,170,700
Standby letters of credit and financial guarantees written	19,540,335	17,892,153

	$340,009,229	$350,062,853

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The amount of collateral obtained, if deemed necessary, by the Bank upon extension of credit is based on management’s credit evaluation of the counter-party.

Unfunded commitments under commercial lines of credit, revolving credit lines and overdraft protection agreements are commitments for possible future extensions of credit to existing customers. These lines of credit are uncollateralized and usually do not contain a specified maturity date and may not be drawn upon to the total extent to which the Bank is committed.

Standby letters of credit and financial guarantees written are conditional lending commitments issued by the Bank to guarantee the performance of a customer to a third party. Essentially all letters of credit have expiration dates within one year. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. The Bank generally holds collateral supporting those commitments.

Litigation:

Various legal claims arise from time to time in the normal course of business which, in the opinion of management, will have no material effect on the Bank’s consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 15. Concentrations of Credit

Substantially all of the Bank’s loans, commitments, and commercial and standby letters of credit have been granted to customers in the Bank’s market area. Such customers are generally depositors of the Bank. As of December 31, 2008 and 2007, all of the Bank’s municipal securities were issued by municipalities or localities outside of the Commonwealth of Virginia. The concentrations of credit by type of loan are set forth in Note 5. The distribution of commitments to extend credit approximates the distribution of loans outstanding. Commercial and standby letters of credit were granted primarily to commercial borrowers.

Note 16. Fair Value Measurements

Effective January 1, 2008, the Bank adopted SFAS No. 157, Fair Value Measurements, which defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS No. 157 also establishes a framework for measuring fair value, creates a three-level valuation hierarchy for disclosure of fair value measurement and enhances disclosure requirements for fair value measurements. The valuation hierarchy is based upon the markets in which the assets are traded, and the transparency and reliability of the assumptions or other inputs used to determine the fair value of an asset or liability as of the measurement date. The three levels are defined as follows:

Level 1:	Valuation is based on quoted prices in active markets for identical assets and liabilities.

Level 2:	Valuation is based on observable inputs including quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar instruments in less active markets, and model-based valuation techniques and appraisals for which significant assumptions can be derived from or corroborated by observable data in the market.

Level 3:	Valuation is based on model-based techniques that use one or more significant inputs or assumptions that are unobservable in the market.

Under SFAS No. 157, we group assets at fair value based upon prices obtained from the markets in which the assets are typically traded and the reliability of assumptions used to determine fair value. The following is a description of the valuation methodologies used for instruments measured at fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy:

Securities

Where quoted prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities generally include exchange traded equities and preferred stocks, and highly liquid U.S. Treasury securities. Level 2 securities generally include U.S. agency securities, mortgage-backed securities, obligations of states and political subdivisions and certain corporate, asset backed and other securities. If quoted market prices are not available, then fair values are estimated using pricing models, quoted prices of securities with similar characteristics, or discounted cash flow analysis. In certain cases where there is limited activity or less transparency around inputs to the valuation, securities may be classified within Level 3 of the valuation hierarchy. At December 31, 2008, all of the Bank’s securities are considered to be within Level 1 or Level 2 of the valuation hierarchy.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 16. Fair Value Measurements (Continued)

Derivative Instruments

The fair value of derivative instruments was provided by valuation experts. At December 31, 2008, the total of the Bank’s interest rate collar was recorded at its fair value and accordingly the derivative was classified within Level 2 of the valuation hierarchy.

Fair Value on a Recurring Basis

The table below sets forth the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Total	Level 1	Level 2	Level 3
Assets:
Available-for-sale securities	$143,935,500	$49,201	$143,886,299	$—
Derivative instrument	13,519	—	13,519	—

	$143,949,019	$49,201	$143,899,818	$—

Fair Value on a Nonrecurring Basis

Certain financial assets and financial liabilities are measured at fair value on a nonrecurring basis; that is, the instruments are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (for example, when there is evidence of impairment). Financial assets and liabilities measured at fair value on a nonrecurring basis include the following:

Impaired Loans: Certain impaired loans are reported at the fair value of the underlying collateral if repayment is expected solely from the collateral. Collateral values are estimated using Level 2 inputs based on observable market data or Level 3 inputs based on customized discounting criteria. During 2008, the Bank did not record any specific valuation allowances related to impaired loans.

SFAS No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of the fair value of financial assets and financial liabilities, including those financial assets and financial liabilities that are not measured and reported at fair value on a recurring basis or non-recurring basis. The methodologies for estimating the fair value of financial assets and financial liabilities that are measured at fair value on a recurring or nonrecurring basis are discussed above. The estimated fair value approximates carrying value for cash and cash equivalents, accrued interest and the cash surrender value of life insurance policies. The methodologies for other financial assets and financial liabilities are discussed below:

Cash and cash equivalents: The carrying amounts of cash and short-term instruments approximate fair value.

Securities: Fair values for securities, excluding Federal Home Loan Bank (FHLB) stock, are based on quoted market prices. The carrying value of FHLB stock approximates fair value based on the redemption provisions of the FHLB.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 16. Fair Value Measurements (Continued)

Loans receivable: For variable-rate loans that reprice frequently and with no significant change in credit risk, fair values are based on carrying values. Fair values for mortgage loans and other consumer loans are based on quoted market prices of similar loans sold in conjunction with securitization transactions, adjusted for differences in loan characteristics. Fair values for other loans (e.g., commercial real estate and investment property mortgage loans, commercial and industrial loans) are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Fair values for non-performing loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

Deposits: The fair values disclosed for demand deposits, savings accounts and certain money market deposits is the amount payable on demand at the reporting date (i.e., their carrying amounts). The fair values of fixed-maturity certificates of deposit are estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates to a schedule of aggregated expected monthly maturities on time deposits.

Short-term borrowed funds: The carrying amounts of federal funds purchased and borrowings under repurchase agreements approximate their fair values.

Subordinated debt: The fair value of the subordinated debt is estimated using discounted cash flow analysis based on the Bank’s current incremental borrowing rates for similar types of borrowing arrangements.

Accrued interest: The carrying amounts of accrued interest approximate fair value.

Off-balance-sheet credit-related instruments: Fair values for the Bank’s off-balance-sheet credit-related instruments statement (loan commitments) are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standings. The fair value for such commitments is nominal.

First Market Bank, F.S.B. and Subsidiaries

Notes To Consolidated Financial Statements

Note 16. Fair Value Measurements (Continued)

The year-end estimated fair values of financial instruments were as follows:

	2008		2007
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$30,872,114	$30,872,114	$33,615,240	$33,615,240
Securities	171,064,253	171,532,278	212,045,507	211,895,696
Federal Home Loan Bank stock	6,513,500	6,513,500	7,408,300	7,408,300
Loans receivable, net	1,030,176,397	1,028,664,000	958,325,509	968,038,000
Accrued interest receivable	4,103,214	4,103,214	5,180,870	5,180,870
Financial liabilities:
Deposits	1,075,065,148	1,082,583,000	974,087,733	935,571,000
Short-term borrowed funds	53,262,715	53,262,715	124,315,784	124,315,784
Long-term debt	77,500,000	79,336,000	77,500,000	76,272,000
Accrued interest payable	1,566,395	1,566,395	1,935,350	1,935,350

Note 17. Subsequent Event

On February 6, 2009, the Bank entered into a Letter Agreement with the United States Department of Treasury (Treasury), pursuant to which it issued 33,900 shares of the Bank’s Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B (the Preferred Stock) and 1,695 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C (the Warrant Preferred Stock) for a total price of $33,900,000. Both issuances have a liquidation preference of $1,000 per share. The issuance was made pursuant to the Treasury’s Capital Purchase Program under the Troubled Asset Relief Program. The Preferred Stock pays a non-cumulative dividend at a rate of 5% per year during the first five years and thereafter at 9%. The Warrant Preferred Stock pays a non-cumulative dividend at a rate of 9% per year during its 10-year term. The transaction closed on February 6, 2009.

First Market Bank, F.S.B. and Subsidiaries

Condensed Consolidated Balance Sheets

	March 31, 2009	March 31, 2008
	(Unaudited)	(Unaudited)
Assets
Cash and due from banks	$32,667,810	$32,333,460
Interest-bearing deposits in other banks	105,293,702	2,708,203

Cash and cash equivalents	137,961,512	35,041,663
Securities available-for-sale, at fair value	165,598,308	142,298,071
Securities held-to-maturity	26,229,540	37,305,503
Federal Home Loan Bank stock, at cost	6,578,500	6,983,500
Loans, net of deferred loan fees	1,028,857,039	1,011,527,988
Allowance for loan losses	(13,905,684)	(12,112,981)

Net loans	1,014,951,355	999,415,007
Premises and equipment, net	23,990,711	19,527,696
Accrued interest receivable	4,104,292	4,775,566
Deferred tax asset, net	7,547,700	5,987,790
Bank-owned life insurance	15,047,068	14,262,360
Other assets	9,704,463	8,924,369

Total assets	$1,411,713,449	$1,274,521,525

Liabilities And Stockholders’ Equity
Liabilities:
Deposits:
Demand deposits:
Noninterest-bearing	$178,245,369	$167,775,303
Interest-bearing	407,501,553	294,269,879
Savings	36,950,160	38,325,642
Time deposits :
Less than $100,000	364,695,967	336,081,070
Greater than or equal to $100,000	178,812,586	158,722,269

Total deposits	1,166,205,635	995,174,163
Short-term borrowed funds	38,062,520	111,491,654
Long-term debt	77,500,000	77,500,000
Accrued interest payable	1,417,921	1,777,602
Accrued expenses and other liabilities	3,595,196	4,538,761

Total liabilities	1,286,781,272	1,190,482,180

Commitments and contingencies (Note 6)
Stockholders’ equity:
Preferred stock, Series A 9% Non-Cumulative, $100,000 par value; 100 shares authorized and issued	10,000,000	10,000,000
Preferred stock, Series B Non-Cumulative Perpetual, $10 par value; $1,000 liquidation value, 33,900 shares authorized and issued	339,000	—
Preferred stock, Series C Non-Cumulative Perpetual, $.01 par value; 1,695 shares authorized and issued	17	—
Common stock, $0.01 par value; 1,068.262 shares authorized and issued	11	10
Additional paid-in capital	57,988,220	16,732,238
Retained earnings	57,746,001	57,917,129
Discount on preferred stock, Series B	(1,898,003)	—
Premium on preferred stock, Series C	281,155	—
Accumulated other comprehensive gain (loss)	475,776	(610,032)

Total stockholders’ equity	124,932,177	84,039,345

Total liabilities and stockholders’ equity	$1,411,713,449	$1,274,521,525

See accompanying notes to condensed consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Condensed Consolidated Statements Of Income

(Unaudited)

	Three Months Ended March 31
	2009	2008
Interest and dividend income:
Interest and fees on loans	$14,232,298	16,748,890
Interest and dividends on investment securities:
U.S. Government agencies and corporations	1,996,159	2,043,797
State and municipal securities	44,247	37,780
Other securities	7,563	68,969
Interest-bearing deposits in other banks	29,386	23,593

Total interest and dividend income	16,309,653	18,923,029

Interest expense:
Deposits	5,375,210	6,947,396
Short-term borrowed funds	27,447	1,025,667
Long-term debt	803,394	944,028

Total interest expense	6,206,051	8,917,091

Net interest income	10,103,602	10,005,938

Provision for loan losses	1,175,000	1,070,000

Net interest income after provision for loan losses	8,928,602	8,935,938

Noninterest income:
Service charges on deposit accounts	1,894,458	1,798,275
Gain on sale of securities	58	47,536
Other	1,035,198	1,058,925

Total noninterest income	2,929,714	2,904,736

Noninterest expense:
Personnel	5,379,398	5,013,370
Occupancy	1,232,487	1,140,703
Equipment	568,857	516,490
Marketing and advertising	317,942	411,502
Data processing	1,087,737	1,137,981
Telecommunications	148,829	142,084
Legal and professional fees	276,592	257,387
Printing and office supplies	156,504	137,062
General and administrative	1,132,960	1,038,438

Total noninterest expense	10,301,306	9,795,017

Income before income taxes	1,557,010	2,045,657

Income tax expense	364,560	709,031

Net income	$1,192,450	1,336,626

See accompanying notes to condensed consolidated financial statements.

First Market Bank, F.S.B. and Subsidiaries

Condensed Consolidated Statements Of Cash Flows

Three Months Ended March 31, 2009 and 2008

(Unaudited)

	2009	2008
Cash Flows From Operating Activities:
Net income	$1,192,450	$1,336,626
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization, and accretion, net	1,584,345	783,937
Provision for loan losses	1,175,000	1,070,000
Realized gain on sales/calls of investment securities	(58)	(47,535)
Increase in bank-owned life insurance	(130,394)	(136,417)
Changes in operating assets and liabilities:
Accrued interest receivable	(1,078)	405,304
Other assets	(542,238)	(497,498)
Accrued interest payable	(148,474)	(157,748)
Other liabilities	316,255	(342,015)

Net cash provided by operating activities	3,445,808	2,414,654

Cash Flows From Investing Activities:
Net originations of loans	14,050,042	(42,159,498)
Proceeds from sales of Federal Home Loan Bank stock	—	424,800
Proceeds from maturities and issuer calls of securities held-to-maturity	—	25,595,090
Proceeds from maturities and issuer calls of securities available-for-sale	9,263,852	40,851,593
Purchases of securities available-for-sale	(28,035,201)	(32,292,664)
Purchases of premises and equipment	(1,185,395)	(1,444,852)
Purchases of Federal Home Loan Bank stock	(65,000)	—

Net cash used in investing activities	(5,971,702)	(9,025,531)

Cash Flows From Financing Activities:
Net increase in deposits	91,140,487	21,086,430
Net (decrease) in short-term borrowed funds	(15,200,195)	(12,824,130)
Proceeds from issuance of preferred stock	33,900,000	—
Cash dividends paid on preferred stock	(225,000)	(225,000)

Net cash provided by financing activities	109,615,292	8,037,300

Net increase in cash and cash equivalents	107,089,398	1,426,423
Cash and cash equivalents at beginning of period	30,872,114	33,615,240

Cash and cash equivalents at end of period	$137,961,512	$35,041,663

Supplemental Disclosure of Cash Flow Information
Interest paid	$6,354,525	$12,630,043

Income taxes paid	$—	$400,000

See accompanying notes to condensed consolidated financial statements.

First Market Bank, F.S.B.

Notes to Condensed Consolidated Financial Statements (Unaudited)

March 31, 2009

1. ACCOUNTING POLICIES

The consolidated financial statements include the accounts of First Market Bank, F.S.B. and its subsidiaries (“FMB”). Significant inter-company accounts and transactions have been eliminated in consolidation.

The unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and follow general practice within the banking industry. Accordingly, the unaudited condensed consolidated financial statements do not include all the information and footnotes required by GAAP for complete financial statements. However, in the opinion of management, all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of the results of the interim periods presented have been made. The results of operations for the interim periods are not necessarily indicative of the results that may be expected for the full year.

These financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in FMB’s 2008 Audited Financial Statements. If needed, certain previously reported amounts have been reclassified to conform to current period presentation.

2. RECENT ACCOUNTING PRONOUNCEMENTS

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements, but rather, provides enhanced guidance to other pronouncements that require or permit assets or liabilities to be measured at fair value. FMB adopted SFAS 157 on January 1, 2008. The FASB approved a one-year deferral for the implementation of the Statement for nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a nonrecurring basis. FMB adopted the provisions of SFAS 157 for nonfinancial assets and liabilities as of January 1, 2009 without a material impact on the consolidated financial statements.

In April 2009, the FASB issued FSP FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157 when the volume and level of activity for the asset or liability have significantly decreased. The FSP also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, and shall be applied prospectively. Earlier adoption is permitted for periods ending after March 15, 2009. FMB did not early adopt and does not expect the adoption of FSP FAS 157-4 to have a material impact on its consolidated financial statements.

In April 2009, the FASB issued FSP FAS 107-1 and APB 28-1, “Interim Disclosures about Fair Value of Financial Instruments.” FSP FAS 107-1 and APB 28-1 amends SFAS No. 107, “Disclosures about Fair Value of Financial Instruments,” to require disclosures about fair value of financial instruments for interim reporting periods of publicly traded companies as well as in annual financial statements. In addition, the FSP amends APB Opinion No. 28, “Interim Financial Reporting,” to require those disclosures in summarized financial information at interim reporting periods. The FSP is effective for interim periods ending after June 15, 2009, with earlier adoption permitted for periods ending after March 15, 2009. FMB did not early adopt and does not expect the adoption of FSP FAS 107-1 and APB 28-1 to have a material impact on its consolidated financial statements.

In April 2009, the FASB issued FSP FAS 115-1 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments” (“FSP FAS 115-1 and FAS 124-2”). FSP FAS 115-1 and FAS 124-2 amend other-than-temporary impairment guidance for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities. The FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. FSP FAS 115-1 and FAS 124-2 are effective for interim and annual periods ending after June 15, 2009, with earlier adoption permitted for periods ending after March 15, 2009. FMB did not early adopt and does not expect the adoption of FSP FAS 115-1 and FAS 124-2 to have a material impact on its consolidated financial statements.

3. INVESTMENT SECURITIES

Information pertaining to securities with gross unrealized losses at March 31, 2009, aggregated by investment category and length of time that individual securities have been in a continuous loss position, follows:

	March 31, 2009 Continuous Unrealized Losses Existing for:
	Fair Value	Less than 12 Months	Fair Value	More than 12 Months	Fair Value	Total Unrealized Losses
Securities available-for-sale:
U.S. Government agencies and corporations	$72,033	$(84,952)	$—	$—	$72,033	$(84,952)
Mortgage-backed securities	2,556,773	(209,600)	13,004,810	(2,662,427)	15,561,584	(2,872,027)
Corporate debt securities	—	—	124,233	(291,959)	124,233	(291,959)

	$2,628,806	$(294,552)	$13,129,044	$(2,954,386)	$15,757,850	$(3,248,938)

Securities held-to-maturity:
State and municipal securities	$706,510	$(68)	$—	$—	$706,510	$(68)
Corporate debt securities	—	—	422,270	(608,789)	422,270	(608,789)

	$706,510	$(68)	$422,270	$(608,789)	$1,128,780	$(608,856)

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. Consideration is given to the following primary relevant factors (1) the length of time and the extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer, (3) the continued ability of the issuer to maintain payment of the coupon or dividend, (4) adverse market, or other significant factors, and (5) the intent and ability of the Bank to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value.

At March 31, 2009, there were $13,551,314 of individual securities that had been in a continuous loss position for more than 12 months. Additionally, these securities had an unrealized loss of $3,563,175 and primarily consisted of mortgage-backed securities. Since the declines in fair value were attributable to changes in market interest rates, not in estimated cash flows or credit quality, no other-than-temporary impairment was recorded at March 31, 2009.

4. LOANS

A summary of the balances of loans at March 31 follows:

	2009	2008
Commercial	$130,830,272	$146,005,352
Construction	531,908,091	513,405,329
Consumer	365,018,267	351,018,430

	1,027,756,630	1,010,429,111
Deferred loan fees and costs	1,100,409	1,098,877
Allowance for loan losses	(13,905,684)	(12,112,980)

Net loans	$1,014,951,355	$999,415,008

An analysis of allowance for loan losses at March 31 follows:

	2009	2008
Balance at beginning of quarter	$13,525,893	$11,595,844
Provision for loan losses	1,175,000	1,070,000
Recoveries of amounts previously charged off	386,113	83,580
Amounts charged off	(1,181,322)	(636,444)

Balance at end of quarter	$13,905,684	$12,112,980

The following is a summary of information pertaining to impaired and nonaccrual loans at March 31:

	2009	2008
Impaired loans without a valuation allowance	$4,578,224	$667,301
Impaired loans with a valuation allowance	3,377,888	—

Total impaired loans	$7,956,112	$667,301

Valuation allowance related to impaired loans	$750,000	$—

Total nonaccrual loans	$10,455,294	$2,733,517

Total loans past due ninety days or more and still accruing	$—	$—

	2009	2008
Average investment in impaired loans	$8,128,692	$911,554

Interest income recognized on impaired loans	$9,258	$—

Interest income recognized on a cash basis on impaired loans	$3,248	$—

5. MINIMUM REGULATORY CAPITAL REQUIREMENTS

Capital resources represent one of the fundamental sources of funds which financial institutions leverage to maximize return to shareholders. FMB’s capital is reviewed by management on an ongoing basis with reference to the size, composition, and quality of the Bank’s resources and consistency with regulatory requirements and industry standards. Management seeks to maintain FMB’s capital structure in a manner that will both assure an adequate level of capital is available to support anticipated asset growth and to absorb potential losses.

The Office of Thrift Supervision, FMB’s primary regulator, along with the Federal Reserve and other bank regulatory agencies, have adopted capital guidelines to supplement the existing definitions of capital for regulatory purposes and to establish minimum capital standards. Specifically, the guidelines categorize assets and off-balance sheet items into four risk-weighted categories. The minimum ratio of qualifying total assets is 8.0%, of which 4.0% must be Tier 1 capital, consisting of common equity, retained earnings and a limited amount of perpetual preferred stock, less certain intangible items. FMB had a ratio of total capital to risk-weighted assets of 13.85% and 10.48% on March 31, 2009 and 2008, respectively. The Bank’s ratio of Tier 1 capital to risk-weighted assets was 11.12% and 7.74% at March 31, 2009 and 2008, respectively, allowing the Bank to meet the definition of “well-capitalized” for regulatory purposes. Both of these ratios exceeded the minimum requirements of “well-capitalized” as established by the regulatory agencies.

In February, 2009, FMB issued 33,900 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B (“Preferred Stock”) having a liquidation preference of $1,000 per share, and 1,695 shares of its Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C (“Warrant Preferred”), for a total price of $33.9 million. The issuance was made pursuant to the United States Department of the Treasury’s Capital Purchase Program under the Troubled Asset Relief Program. The Preferred Stock pays a non-cumulative dividend at a rate of 5% per year during the first five years and thereafter at 9% per year. The Warrant Preferred pays a non-cumulative dividend at a rate of 9% per year. The transaction closed on February 6, 2009.

The following summarizes the Company’s regulatory capital and related ratios over the periods ended March 31:

	2009	2008
Tier I capital	$124,406,102	$83,769,811
Total capital	155,061,786	113,382,792
Risk-weighted assets	1,119,180,540	1,081,870,455
Adjusted total assets	1,412,007,648	1,273,860,766
Risk-based capital ratios:
Tier I capital to risk-weighted assets:
Actual	11.12%	7.74%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	6.00	6.00
Total capital to risk-weighted assets:
Actual	13.85%	10.48%
Regulatory minimum	8.00	8.00
Well capitalized under prompt corrective action provisions	10.00	10.00
Tier 1 capital to adjusted total assets:
Actual	8.81%	6.58%
Regulatory minimum	4.00	4.00
Well capitalized under prompt corrective action provisions	5.00	5.00

6. COMMITMENTS AND CONTINGENCIES

Commitments to extend credit are agreements to lend to customers as long as there are no violations of any conditions established in the contracts. Commitments generally have fixed expiration dates or other termination clauses and may require payments of fees. Because many of the commitments may expire without being completely drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis. At March 31, 2009 and 2008, the Company had outstanding loan commitments approximating $300.8 million and $331.3 million, respectively.

Letters of credit written are conditional commitments issued by the Company to guarantee the performance of customers to third parties. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. The amount of standby letters of credit whose contract amounts represent credit risk totaled approximately $18.5 million and $15.6 million at March 31, 2009 and 2008, respectively.

ANNEX A

FIRST AMENDED AND RESTATED

AGREEMENT AND PLAN OF REORGANIZATION

FIRST AMENDED AND RESTATED AGREEMENT

AND PLAN OF REORGANIZATION

between

UNION BANKSHARES CORPORATION

and

FIRST MARKET BANK, FSB

March 30, 2009

i

ARTICLE 6.	CONDITIONS TO THE MERGER	32
6.1	General Conditions	32
6.2	Conditions to Obligations of UBSH	33
6.3	Conditions to Obligations of FMB	34

ARTICLE 7.	TERMINATION	34
7.1	Termination	34
7.2	Effect of Termination	36
7.3	Non-Survival of Representations, Warranties and Covenants	36
7.4	Termination Fees and Expenses	36

ARTICLE 8.	GENERAL PROVISIONS	37
8.1	Entire Agreement	37
8.2	Binding Effect; No Third Party Rights	37
8.3	Waiver and Amendment	38
8.4	Governing Law	38
8.5	Notices	38
8.6	Counterparts	39
8.7	Waiver of Jury Trial	39
8.8	Severability	39

LIST OF EXHIBITS

EXHIBIT 1.1(a)	Form of Plan of Merger
EXHIBIT 1.3(a)	Form of Articles of Incorporation and Bylaws of the Continuing Bank
EXHIBIT 1.3(b)	Form of Articles of Incorporation of the Continuing Corporation
EXHIBIT 1.3(c)	Form of Bylaw Amendment of the Continuing Corporation
EXHIBIT 5.8	Form of Affiliate Agreement
EXHIBIT 5.12	Forms of Employment and Management Continuity Agreements
EXHIBIT 5.16	Form of Registration Rights Agreement

INDEX OF DEFINED TERMS

Acquisition Transaction	Section 5.5
Acquisition Bank	Recitals
Amended Articles	Section 1.3(b)
Average Share Price	Section 2.1(b)
Bank Reports	Section 3.3(g)(iv)
Benefit Plans	Section 3.3(n)(i)
Capital Stock Exchange Ratios	Section 2.1(b)
Closing Date	Section 1.2
Code	Recitals
Common Stock Exchange Ratio	Section 2.1(a)
Continuing Bank	Section 1.1
Continuing Corporation	Section 1.3(a)
Continuing Corporation Common Stock	Section 2.1(a)
Continuing Corporation Series A Preferred Stock	Section 2.1(g)
Continuing Corporation Series B Preferred Stock	Section 2.1(c)
Continuing Corporation Series C Preferred Stock	Section 2.1(d)
Continuing Corporation TARP Preferred Stock	Section 2.1(d)
Disclosure Letter	Section 3.1(a)
Dissenting Shares	Section 2.6
Effective Date	Section 1.2
Environmental Claim	Section 3.3(r)(v)(A)
Environmental Laws	Section 3.3(r)(v)(B)
ERISA	Section 3.3(n)(iii)
Exchange Agent	Section 2.2(a)
Exchange Fund	Section 2.2(a)
FDIC	Section 3.3(b)
FMB Affiliates	Section 5.8
FMB Capital Stock	Section 2.1(f)
FMB Common Stock	Section 2.1(a)
FMB Continuing Employees	Section 5.9(a)
FMB Directors	Section 1.3(c)
FMB Equity Plan	Section 3.3(n)(xi)
FMB Financial Statements	Section 3.3(g)(iii)
FMB Series A Preferred Stock	Section 2.1(b)
FMB Series B Preferred Stock	Section 1.3(b)
FMB Series C Preferred Stock	Section 1.3(b)
FMB Stockholder Approvals	Section 3.3(d)(i)(A)
FMB TARP Preferred Stock	Section 1.3(b)
GAAP	Section 3.3(g)(ii)
Governmental Authority	Section 5.6(a)
Intellectual Property	Section 3.3(t)
Proxy Statement	Section 5.4(a)
Knowledge	Section 3.2(c)
Loan Loss Allowance	Section 3.3(p)(ii)

Material Adverse Effect	Section 3.2(b)
Materials of Environmental Concern	Section 3.3(r)(v)(C)
Meeting	Section 4.3(b)(ii)(A)
Merger	Recitals
New Certificates	Section 2.2(a)
Old FMB Capital Stock Certificates	Section 2.1(h)
Organizational Documents	Section 3.3(a)
OTS	Section 1.2
Permitted Issuances	Section 4.1(d)(ii)
Plan of Merger	Section 1.1
Registration Rights Agreement	Section 5.16
Regulatory Approvals	Section 5.6(a)
Rights	Section 3.3(e)
SCC	Section 1.2
SEC	Section 3.3(g)(i)
SEC Reports	Section 3.3(g)(i)
Securities Laws	Section 3.3(g)(i)
Series A Exchange Ratio	Section 2.1(b)
Subsidiary	Section 3.3(c)
Subsidiary Bank Merger	Section 1.3(a)
Surviving Bank	Section 1.3(a)
Tax Returns	Section 3.3(l)(i)
Taxes	Section 3.3(l)(i)
Technology Systems	Section 3.3(t)
Termination Fee	Section 7.4(a)
Transaction	Section 4.3(b)(i)
Transition Committee	Section 4.3(b)(i)
Treasury	Section 3.3(e)
Treasury Warrant	Section 3.3(e)
UBSH Common Stock	Section 2.1(e)
UBSH Directors	Section 1.3(c)
UBSH Financial Statements	Section 3.3(g)(ii)
UBSH Series A Preferred Stock	Section 2.1(g)
UBSH Stock Awards	Section 3.3(e)
UBSH Stock Options	Section 3.3(e)
UBSH Stock Plan	Section 3.3(e)
UBSH Stockholder Approvals	Section 3.3(d)(i)(B)

FIRST AMENDED AND RESTATED AGREEMENT

AND PLAN OF REORGANIZATION

THIS FIRST AMENDED AND RESTATED AGREEMENT AND PLAN OF REORGANIZATION, entered into on June 19, 2009 and dated and made effective as of March 30, 2009 (the “Agreement”), between UNION BANKSHARES CORPORATION, a Virginia corporation (“UBSH”), and FIRST MARKET BANK, FSB, a federally chartered savings bank (“FMB”).

WHEREAS, UBSH and FMB entered into an Agreement and Plan of Reorganization, dated as of March 30, 2009 (the “Original Agreement”), providing for the business combination of UBSH and FMB, pursuant to which FMB would merge with and into a newly-formed interim bank subsidiary of UBSH, with such subsidiary surviving and continuing to operate after completion of the combination as a separate wholly-owned banking subsidiary of UBSH;

WHEREAS, in accordance with Sections 5.15 and 8.3 of the Original Agreement, UBSH and FMB wish to amend and restate the Original Agreement in its entirety, among other things, to modify the structure of the combination to provide that FMB shall merge (the “Merger”) with and into a newly-formed interim bank subsidiary of UBSH (the “Acquisition Bank”), and Union Bank and Trust Company, a wholly-owned Virginia banking subsidiary of UBSH (“UBTC”), will merge with and into the Acquisition Bank as soon as reasonably practicable after the Merger;

WHEREAS, the Boards of Directors of UBSH and FMB have approved, and deem it advisable and in the best interests of their respective stockholders to consummate the Merger;

WHEREAS, the Boards of Directors of UBSH and FMB have each determined that the Merger is consistent with, and will further, their respective business strategies and goals;

WHEREAS, in furtherance thereof, the Boards of Directors of UBSH and FMB have approved this Agreement and the Merger upon the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, it is the intention of the parties that, for federal income tax purposes, the Merger shall qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that the Plan of Merger (as defined herein) shall constitute a “plan of reorganization” for purposes of Sections 354 and 361 of the Code.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

The Merger and Related Matters

1.1	The Merger.

Subject to the terms and conditions of this Agreement, at the Effective Date as defined in Section 1.2, FMB will be merged with and into the Acquisition Bank pursuant to the Plan of Merger in the form attached hereto as Exhibit 1.1(a) and made a part hereof (the “Plan of Merger”). The Acquisition Bank, which shall be organized by UBSH as a direct wholly-owned subsidiary of UBSH to facilitate the Merger, will be the surviving corporation in the Merger (referred to herein as the “Continuing Bank” whenever reference is made to it as of the Effective Date or thereafter). Following the Merger, the Continuing Bank will be a direct wholly-owned banking subsidiary of UBSH. The Merger will have the effects set forth in Section 13.1-721 of the Virginia Stock Corporation Act and 12 CFR § 552.13 promulgated by the Office of Thrift Supervision (the “OTS”).

1.2	Effective Date.

The Merger will become effective on the date and at the time shown on the Certificate of Merger issued by the Virginia State Corporation Commission (the “SCC”) and the Articles of Combination endorsed by the OTS effecting the Merger (the “Effective Date”). Subject to the satisfaction or waiver of the conditions set forth in Article 6 and to Section 1.2 of the FMB Disclosure Letter, the parties will use their reasonable best efforts to cause the Effective Date to occur as soon as reasonably practicable. All documents required by this Agreement to be delivered at or before the Effective Date will be exchanged by the parties at the closing date of the Merger (the “Closing Date”), which shall be held on or before the Effective Date. At or after the Closing Date, FMB and the Acquisition Bank will execute and deliver Articles of Merger containing the Plan of Merger to the SCC and Articles of Combination containing the Plan of Merger to the OTS.

1.3	Corporate Governance and Related Matters.

(a) At the Effective Date, the name of the Acquisition Bank shall be changed to First Market Bank, and the Articles of Incorporation and Bylaws of the Acquisition Bank, as proposed to be amended at the Effective Date in the form attached hereto as Exhibit 1.3(a), shall become the Articles of Incorporation and Bylaws of the Continuing Bank. The Continuing Bank shall thereafter operate as a separate Virginia chartered commercial banking subsidiary of UBSH (from and after the Effective Date, UBSH shall be referred to herein as the “Continuing Corporation”). As soon as reasonably practicable after the Merger, UBTC will merge with and into the Continuing Bank (the “Subsidiary Bank Merger”). The Continuing Bank will be the surviving corporation in the Subsidiary Bank Merger (referred to herein as the “Surviving Bank” whenever reference is made to it as of the effective date of the Subsidiary Bank Merger or thereafter), and at such time the name of the Surviving Bank shall be changed to a name mutually agreed to by UBSH and FMB. The officers and directors of FMB immediately prior to the Effective Date shall continue to be the officers and directors of the Continuing Bank after the Effective Date and until the Subsidiary Bank Merger.

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(b) At the Effective Date, the Articles of Incorporation of UBSH shall be amended substantially in the form attached hereto as Exhibit 1.3(b) (the “Amended Articles”) in order: (i) to change the name of UBSH to “Union First Market Bankshares Corporation” or such other name as may be mutually agreed to by UBSH and FMB; and (ii) to authorize two separate series of preferred stock that will have substantially identical preferences, rights and limitations to the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, of FMB (the “FMB Series B Preferred Stock”) and the Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of FMB (the “FMB Series C Preferred Stock” and, together with the FMB Series B Preferred Stock, the “FMB TARP Preferred Stock”).

(c) Prior to the Effective Date, UBSH shall take all actions necessary to adopt the amendment to the Bylaws of UBSH substantially in the form set forth in Exhibit 1.3(c), effective as of the Effective Date. On or prior to the Effective Date, the Board of Directors of UBSH shall cause the number of directors that will comprise the full Board of Directors of the Continuing Corporation at the Effective Date to be fixed at such number, not to exceed thirteen, as agreed to by the parties. Of the members of the initial Board of Directors of the Continuing Corporation at the Effective Date, not more than ten shall be current UBSH directors designated by UBSH, including the current President and Chief Executive Officer of UBSH (the “UBSH Directors”), and not more than two shall be current FMB directors designated in the manner set forth in the proposed amendment to the Bylaws (the “FMB Directors”). The current Chief Executive Officer of FMB shall also be appointed to the Board of Directors of the Continuing Corporation at the Effective Date. No other directors or employees of UBSH or FMB shall be designated to serve on the Board of Directors of the Continuing Corporation at the Effective Date. The UBSH Directors and FMB Directors will be split as equally as possible among the three classes of directors to serve staggered terms.

(d) Prior to the Effective Date, the UBSH Board of Directors will appoint David J. Fairchild to serve as the President of the Continuing Corporation, effective as of the Effective Date.

(e) Prior to the effective date of the Subsidiary Bank Merger, UBSH shall cause the number of directors that will comprise the full Board of Directors of the Surviving Bank at the effective date of the Subsidiary Bank Merger to be fixed at such number, not to exceed fifteen, as agreed to by the parties. Of the members of the initial Board of Directors of the Surviving Bank at the effective date of the Subsidiary Bank Merger, not more than twelve shall be current directors of UBTC or UBSH designated by UBSH, including the current President and Chief Executive Officer of UBSH, and not more than two shall be designated by FMB. The current Chief Executive Officer of FMB shall also be appointed to the Board of Directors of the Surviving Bank at the effective date of the Subsidiary Bank Merger. No other directors or employees of UBSH, UBTC or FMB shall be designated to serve on the Board of Directors of the Surviving Bank at the effective date of the Subsidiary Bank Merger.

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(f) Prior to the Effective Date, UBSH will take such actions as are necessary to cause the Continuing Bank to appoint David J. Fairchild to serve as Chief Executive Officer of the Continuing Bank from the Effective Date until the effective date of the Subsidiary Bank Merger. Prior to the effective date of the Subsidiary Bank Merger, UBSH will take such actions as are necessary to cause the Surviving Bank to appoint David J. Fairchild to serve as Executive Vice President and Chief Banking Officer of the Surviving Bank, effective as of the Subsidiary Bank Merger.

(g) The headquarters of the Continuing Corporation will be located in Richmond, Virginia.

(h) The operations center of the Continuing Corporation and its Subsidiaries (as defined herein) will be located in Ruther Glen, Virginia.

1.4	Articles of Incorporation and Bylaws of the Continuing Corporation.

The Articles of Incorporation and Bylaws of the Continuing Corporation as in effect immediately prior to the Effective Date, as such Articles of Incorporation are proposed to be amended as set forth in Exhibit 1.3(b) and as such Bylaws are proposed to be amended as set forth in Exhibit 1.3(c), will be the Articles of Incorporation and Bylaws of the Continuing Corporation.

ARTICLE 2

Merger Consideration; Exchange Procedures

2.1	Conversion of FMB Stock.

At the Effective Date, by virtue of the Merger and without any action on the part of UBSH or FMB or their respective stockholders:

(a) Each share of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of FMB (collectively, the “FMB Common Stock”) issued and outstanding immediately before the Effective Date (other than the Dissenting Shares as defined herein) will be converted into and exchanged for 6,273.259 shares of common stock, par value $1.33 per share, of the Continuing Corporation (“Continuing Corporation Common Stock”) (the “Common Stock Exchange Ratio”).

(b) Each share of Series A 9% Non-Cumulative Preferred Stock of FMB (the “FMB Series A Preferred Stock”) issued and outstanding immediately before the Effective Date (other than the Dissenting Shares) will be converted into and exchanged for the number of shares of Continuing Corporation Common Stock that is equal to the quotient (the “Series A Exchange Ratio” and, together with the Common Stock Exchange Ratio, the

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“Capital Stock Exchange Ratios”) (rounded to the nearest one one-thousandth) determined by dividing $100,000 by the Average Share Price. The “Average Share Price” shall mean the average of the closing sales prices of a share of UBSH Common stock, as reported on the NASDAQ Global Select Market, for the ten trading day period ending with the close of business on the fifth trading day preceding the Effective Date, provided the Average Share Price shall not be more than $16.89 nor less than $12.89.

(c) Each share of FMB Series B Preferred Stock issued and outstanding immediately before the Effective Date will be converted into and exchanged for one share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, of the Continuing Corporation (“Continuing Corporation Series B Preferred Stock”) with the preferences, rights and limitations set forth in Exhibit 1.3(b).

(d) Each share and each fractional share of FMB Series C Preferred Stock issued and outstanding immediately before the Effective Date will be converted into and exchanged for one share or an equivalent fractional share interest, as applicable, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of the Continuing Corporation (“Continuing Corporation Series C Preferred Stock” and, together with the Continuing Corporation Series B Preferred Stock, the “Continuing Corporation TARP Preferred Stock”) with the preferences, rights and limitations set forth in Exhibit 1.3(b).

(e) Each share of common stock, par value $1.33 per share, of UBSH (“UBSH Common Stock”) issued and outstanding immediately before the Effective Date shall remain an issued and outstanding share of Continuing Corporation Common Stock. Each certificate previously representing shares of UBSH Common Stock shall continue to represent an equal number of shares of Continuing Corporation Common Stock on and after the Effective Date.

(f) All shares of FMB Common Stock, FMB Series A Preferred Stock (which, together with FMB Common Stock, shall collectively be referred to as “FMB Capital Stock”), and FMB TARP Preferred Stock converted pursuant to this Section 2.1 shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist as of the Effective Date.

(g) Each share of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of UBSH (“UBSH Series A Preferred Stock”) issued and outstanding immediately before the Effective Date shall remain an issued and outstanding share of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of the Continuing Corporation (“Continuing Corporation Series A Preferred Stock”). Each certificate previously representing shares of UBSH Series A Preferred Stock shall continue to represent an equal number of shares of Continuing Corporation Series A Preferred Stock on and after the Effective Date.

(h) Each certificate previously representing shares of FMB Capital Stock (collectively, the “Old FMB Capital Stock Certificates”) shall cease to represent any rights except the right to receive with respect to each underlying share of FMB Capital Stock: (i) a new certificate representing the number of whole shares of Continuing Corporation

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Common Stock into which the shares of FMB Capital Stock represented by the Old FMB Capital Stock Certificate have been converted pursuant to this Section 2.1 upon the surrender of such Old FMB Capital Stock Certificate in accordance with Section 2.2, (ii) in accordance with Section 2.3, cash in lieu of fractional shares of Continuing Corporation Common Stock; and (iii) any dividends or distributions which the holder thereof has the right to receive pursuant to Section 2.5.

(i) Each certificate previously representing shares of FMB TARP Preferred Stock shall continue to represent an equal number of shares of the applicable series of Continuing Corporation TARP Preferred Stock. Such certificates may, but are not required, to be exchanged by the holders thereof after the Effective Date for new certificates representing an equal number of the applicable series of Continuing Corporation TARP Preferred Stock.

(j) Each share of capital stock of the Acquisition Bank issued and outstanding immediately before the Effective Date shall remain an issued and outstanding share of capital stock of the Continuing Bank.

2.2	Exchange Procedures.

(a) At the Effective Date, the Continuing Corporation shall deposit, or shall cause to be deposited, with its transfer agent or depository or trust institution approved by UBSH or FMB (the “Exchange Agent”), for the benefit of the holders of the Old FMB Capital Stock Certificates, certificates representing Continuing Corporation Common Stock (“New Certificates”), together with any dividends or distributions with respect thereto and any cash to be paid hereunder in lieu of fractional shares of Continuing Corporation Common Stock, without any interest thereon (the “Exchange Fund”), to be paid pursuant to Article 1 and this Article 2 in exchange for outstanding shares of FMB Capital Stock.

(b) As promptly as practicable after the Effective Date, the Continuing Corporation shall cause the Exchange Agent to send to each former stockholder of record of FMB immediately before the Effective Date transmittal materials for use in exchanging such stockholder’s Old FMB Capital Stock Certificates for New Certificates based upon the Capital Stock Exchange Ratios.

(c) The Continuing Corporation shall cause the New Certificates for shares of Continuing Corporation Common Stock into which shares of FMB Capital Stock are converted at the Effective Date or dividends or distributions which such stockholder shall be entitled to receive and any cash to be paid in lieu of fractional shares to be paid to such stockholder upon delivery to the Exchange Agent of Old FMB Capital Stock Certificates, together with the transmittal materials duly executed and completed in accordance with the instructions thereto. No interest will accrue or be paid on any such cash to be paid pursuant to Section 2.5.

(d) Any portion of the Exchange Fund that remains unclaimed by the

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stockholders of FMB for six months after the Effective Date shall be returned to the Continuing Corporation (together with any dividends or earnings in respect thereof). Any former stockholders of FMB who have not complied with this Article 2 shall thereafter be entitled to look only to the Continuing Corporation, and only as a general creditor thereof, for payment of the consideration deliverable in respect of each share of FMB Capital Stock such stockholder holds as determined pursuant to this Agreement, without any interest thereon.

(e) None of the Exchange Agent, any of the parties hereto or any of their respective Subsidiaries shall be liable to any stockholder of FMB for any amount of property delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

2.3	No Fractional Shares.

Each holder of shares of FMB Capital Stock exchanged pursuant to the Merger which would otherwise have been entitled to receive a fraction of a share of Continuing Corporation Common Stock shall receive, in lieu thereof, cash (without interest and rounded to the nearest cent) in an amount equal to such fractional part of a share of Continuing Corporation Common Stock multiplied by the closing sale price of UBSH Common Stock on the NASDAQ Global Select Market on the trading day immediately preceding the Effective Date.

2.4	Anti-Dilution.

In the event UBSH changes (or establishes a record date for changing) the number of shares of UBSH Common Stock issued and outstanding before the Effective Date as a result of a stock split, stock dividend, recapitalization, reclassification, reorganization or similar transaction, appropriate and proportional adjustments will be made to the Capital Stock Exchange Ratios.

2.5	Dividends.

No dividend or other distribution payable to the holders of record of FMB Capital Stock at, or as of, any time after the Effective Date will be paid to the holder of any Old FMB Capital Stock Certificates until such holder physically surrenders such certificate (or furnishes a customary indemnity that such certificate is lost, stolen or destroyed) for exchange as provided in Section 2.2 of this Agreement, promptly after which time all such dividends or distributions will be paid (without interest).

2.6	Dissenting Shares.

Stockholders of FMB shall have the right to demand and receive payment of the fair value of their shares of FMB Capital Stock pursuant to the provisions of 12 CFR § 552.14 promulgated by the OTS (the “Dissenting Shares”).

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ARTICLE 3

Representations and Warranties

3.1	Disclosure Letters.

(a) Prior to the date of this Agreement, each of UBSH and FMB has delivered to the other a letter (its “Disclosure Letter”) setting forth, among other things, items the disclosure of which is necessary or appropriate either in response to an express disclosure requirement contained in a provision hereof or as an exception to one or more of such party’s representations or warranties contained in Section 3.3 or to one or more of its covenants or agreements contained in Articles 4 or 5; provided, (i) no such item is required to be set forth in a party’s Disclosure Letter as an exception to any representation or warranty of such party if its absence would not result in the related representation or warranty being deemed untrue or incorrect under the standard established by Section 3.2, and (ii) the mere inclusion of an item in a party’s Disclosure Letter as an exception to a representation or warranty shall not be deemed an admission by that party that such item represents a material exception or fact, event or circumstance or that such item is reasonably likely to result in a Material Adverse Effect (as defined herein) with respect to such party.

(b) Any disclosures made with respect to a subsection of Section 3.3 shall be deemed to qualify (i) any subsections of Section 3.3 specifically referenced or cross-referenced and (ii) other subsections of Section 3.3 to the extent it is clear (notwithstanding the absence of a specific cross reference) from a reading of the disclosure that such disclosure (A) applies to such other subsections and (B) contains sufficient detail to enable a reasonable person to recognize the relevance of such disclosure to such other subsections.

3.2	Standard.

(a) No representation or warranty of UBSH or FMB contained in Section 3.3 (other than the representations and warranties contained in (i) Sections 3.3(d)(i), 3.3(e), 3.3(f) and 3.3(v), which shall be true in all material respects with respect to it, and (ii) Sections 3.3(d)(ii)(A) and 3.3(h)(ii) which shall be true and correct in all respects) will be deemed untrue or incorrect, and no party will be deemed to have breached a representation or warranty, as a consequence of the existence or absence of any fact, event or circumstance unless such fact, event or circumstance, individually or taken together with all other facts, events or circumstances inconsistent with any representation or warranty contained in Section 3.3 has had or is reasonably likely to have a Material Adverse Effect on such party.

(b) The term “Material Adverse Effect,” as used with respect to a party, means an event, change, effect or occurrence not disclosed in a party’s Disclosure Letter which, individually or together with any other event, change, effect or occurrence not disclosed in a party’s Disclosure Letter, (i) is materially adverse to the business, properties, financial condition or results of operations of such party and its Subsidiaries, taken as a whole, or (ii)

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materially impairs the ability of such party to perform its obligations under this Agreement or to consummate the Merger and the other transactions contemplated by this Agreement on a timely basis; provided that, in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent attributable to or resulting from (A) changes in laws or regulations generally affecting the banking and bank holding company businesses and the interpretation of such laws and regulations by courts or governmental authorities, (B) changes in generally accepted accounting principles or regulatory accounting requirements generally affecting the banking and bank holding company businesses, (C) changes or events generally affecting the banking and bank holding company businesses, including changes in prevailing interest rates, and not specifically relating to UBSH or FMB or their respective Subsidiaries, (D) the effects of the actions expressly permitted or required by this Agreement or that are taken with the prior informed consent of the other party in contemplation of the transactions contemplated hereby, (E) the announcement of this Agreement and the transactions contemplated hereby, and (F) any outbreak of major hostilities in which the United States is involved or the occurrence of any military or terrorist attack upon or within the United States, or any of its territories or diplomatic or consular offices or upon any military installation or personnel of the United States.

(c) The term “Knowledge” when used with respect to a party means the Knowledge, after due inquiry, of such party’s executive officers.

3.3	Representations and Warranties.

Subject to and giving effect to Sections 3.1 and 3.2 and except as set forth in the relevant Disclosure Letters, UBSH represents and warrants to FMB, and FMB represents and warrants to UBSH, to the extent applicable, as follows:

(a) Organization, Standing and Power of UBSH. It is a Virginia corporation duly organized, validly existing and in good standing under the laws of Virginia. It has the corporate power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. It is duly registered as a bank holding company under the Bank Holding Company Act of 1956. True and complete copies of its Articles of Incorporation, Bylaws or other similar governing instruments (the “Organizational Documents”), in each case as amended to the date hereof and as in full force and effect as of the date hereof, are set forth in Section 3.3(a) of its Disclosure Letter.

(b) Organization, Standing and Power of FMB. It is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States. It has the corporate power and authority to carry on its business as now conducted and to own and operate its assets, properties and business. FMB’s deposits are insured by the Deposit Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”) to the maximum extent permitted by law. True and complete copies of its Organizational Documents in each case as amended to the date hereof and as in full force and effect as of the date hereof, are set forth in Section 3.3(b) of its Disclosure Letter.

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(c) Subsidiaries. Each of its Subsidiaries (i) is a duly organized corporation, validly existing and in good standing under applicable laws, (ii) has full corporate power and authority to carry on its business as now conducted, and (iii) is duly qualified to do business in the states where its ownership or leasing of property or the conduct of its business requires such qualification and where the failure to so qualify would have a Material Adverse Effect on it on a consolidated basis. The outstanding shares of capital stock or equity interests of each of its Subsidiaries are validly issued and outstanding, fully paid and nonassessable and all such shares or equity interests are directly or indirectly owned by it free and clear of all liens, claims and encumbrances or preemptive rights of any person. A true and complete list of its direct and indirect Subsidiaries as of the date hereof is set forth in Section 3.3(c) of its Disclosure Letter that shows the jurisdiction of organization of each Subsidiary, its form of organization (corporate, partnership, joint venture), and lists the owner(s) and percentage ownership (direct or indirect) of each Subsidiary.

In the case of UBSH, the deposits of each of it Subsidiaries that is a commercial bank are insured by the Deposit Insurance Fund of the FDIC to the maximum extent permitted by law.

The term “Subsidiary” when used with respect to any party means any corporation or other business organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which that have by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries.

(d) Authority; No Breach of the Agreement.

(i) It has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated hereby, by it have been duly and validly authorized by all necessary corporate action and subject only to the receipt of:

(A) in the case of FMB, the approval of this Agreement and the Plan of Merger by the holders of a majority of the outstanding shares of FMB Class B Common Stock, voting as a separate class, and the holders of a majority of the outstanding shares of FMB Class A Common Stock and FMB Series A Preferred Stock, voting together as a single class (collectively, the “FMB Stockholder Approvals”); and

(B) in the case of UBSH, approval of: (1) the issuance of the Continuing Corporation Common Stock pursuant to this Agreement by a majority of the shares of UBSH Common Stock present or represented by proxy at the stockholders’ meeting to be held pursuant to this Agreement; (2) the Amended Articles as described in Section 1.3(b) by the holders of a

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majority of the outstanding shares of UBSH Common Stock (collectively, the “UBSH Stockholder Approvals”); and (3) this Agreement and the Plan of Merger by the Acquisition Bank.

This Agreement is a valid and legally binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws affecting the enforcement of rights of creditors or by general principles of equity. The Continuing Corporation Common Stock and the Continuing Corporation TARP Preferred Stock to be issued in the Merger, when issued, will be validly issued, fully paid and nonassessable.

(ii) Except as set forth in Section 3.3(d)(ii) of its Disclosure Letter, neither the execution and delivery of this Agreement by it, nor the consummation by it of the transactions contemplated hereby, nor compliance by it with any of the provisions hereof will: (A) conflict with or result in a breach of any provision of its Organizational Documents; (B) constitute or result in the breach of any term, condition or provision of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration with respect to, or result in the creation of any lien, charge or encumbrance upon, any property or asset of it or any of its Subsidiaries pursuant to any (1) note, bond, mortgage, indenture, or (2) any material license, agreement or other instrument or obligation, to which it or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or any of their properties or assets may be bound; or (C) subject to the receipt of all required regulatory and stockholder approvals, violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its Subsidiaries.

(iii) As of the date hereof, it is not aware of any reason why the necessary regulatory approvals and consents will not be received in order to permit consummation of the Merger.

(e) UBSH Capital Stock. The authorized capital stock of UBSH consists of: (i) 500,000 shares of preferred stock, no par value per share, of which 59,000 shares of Fixed Rate Cumulative Preferred Stock, Series A are issued and outstanding; and (ii) 36,000,000 shares of common stock, par value $1.33 per share, of which 13,594,125 shares are issued and outstanding as of this date. All outstanding shares of capital stock of UBSH have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person. As of the date hereof, 214,771 shares of UBSH Common Stock are subject to options to purchase UBSH Common Stock (“UBSH Stock Options”), and 44,747 shares are subject to unvested restricted stock awards (“UBSH Stock Awards”), in each case granted under the 2003 Stock Incentive Plan (the “UBSH Stock Plan”), and 422,636 shares were subject to a Warrant To Purchase Common Stock, dated December 19, 2008 (the “Treasury Warrant”), issued to the United States Department of the Treasury (the “Treasury”) pursuant to Securities Purchase Agreement incorporated into the Letter Agreement, dated December 19, 2008, between UBSH and Treasury. As of the date of this Agreement, there are not any shares of capital stock of UBSH reserved for

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issuance, or any outstanding or authorized options, warrants, rights, agreements, convertible or exchangeable securities, or other commitments, contingent or otherwise, relating to its capital stock pursuant to which UBSH is or may become obligated to make a cash payment or to issue shares of capital stock or any securities convertible into, exchangeable for, or evidencing the right to subscribe for, any shares of its capital stock (collectively, “Rights”), except as contemplated by the UBSH Stock Plan and the Treasury Warrant and as set forth in Section 3.3(e) of its Disclosure Letter (which includes a copy of the UBSH Stock Plan).

(f) FMB Capital Stock. The authorized capital stock of FMB consists of 36,763.262 shares of capital stock, all of which shares are issued and outstanding as of this date and divided into the following classes or series: (i) 578.262 shares of Class A Common Stock, par value $0.01 per share; (ii) 490 shares of Class B Common Stock, par value $0.01 per share; (iii) 100 shares of Series A 9% Non-Cumulative Preferred Stock, with a stated value of $100,000.00 per share; (iv) 33,900 shares of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, with a stated value of $1,000.00 per share; and (v) 1,695 shares of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, with a stated value of $1,000.00 per share. All outstanding shares of FMB Capital Stock have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of the preemptive rights of any person. None of the shares of FMB TARP Preferred Stock shall have any voting rights in connection with the approval of the Merger. As of the date of this Agreement, there are not any shares of capital stock of FMB reserved for issuance, or any outstanding or authorized Rights, except as contemplated by the FMB Equity Plan and as set forth in Section 3.3(f) of its Disclosure Letter (which includes copies of the FMB Equity Plan and individual award agreements thereunder).

(g) SEC Filings; Financial Statements; Bank Reports; Accounting Controls.

(i) UBSH has filed and made available to FMB copies of all reports, registration statements, proxy statements, offering circulars, schedules and other documents required to be filed by it (collectively, the “SEC Reports”) with the Securities and Exchange Commission (the “SEC”) since December 31, 2005 under the Securities Act of 1933 and the Securities Exchange Act of 1934 (collectively, the “Securities Laws”) to the extent such SEC Reports are not available on the SEC’s Electronic Data Gathering Analysis and Retrieval system. Its SEC Reports, including the financial statements, exhibits and schedules contained therein, (A) at the time filed, complied (and any SEC Reports filed after the date of this Agreement will comply) in all material respects with the applicable requirements of the Securities Laws, and (B) at the time they were filed (or if amended or superseded by another SEC Report filed prior to the date of this Agreement, then on the date of such filing), did not (and any SEC Reports filed after the date of this Agreement will not) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SEC Reports or necessary in order to make the statements made in such SEC Reports, in light of the circumstances under which they were made, not misleading.

(ii) Each of the financial statements of UBSH (the “UBSH Financial

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Statements”) contained in the SEC Reports (including any SEC Reports filed after the date of this Agreement) complied (or, in the case of SEC Reports filed after the date of this Agreement, will comply) in all material respects with the applicable requirements of the Securities Laws with respect thereto, fairly presented (or, in the case of SEC Reports filed after the date of this Agreement, will fairly present) the consolidated financial position of it and its Subsidiaries as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, in each case in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied during the periods indicated, except in each case as may be noted therein, and subject to normal year-end audit adjustments and as permitted by Form 10-Q in the case of unaudited financial statements.

(iii) FMB has made available to UBSH copies of its consolidated financial statements for the years ending December 31, 2008, 2007 and 2006, including the notes thereto (the “FMB Financial Statements”), and will make available to UBSH, as soon as reasonably practicable following the preparation of additional consolidated financial statements for each subsequent calendar quarter, the FMB Financial Statements as of and for such subsequent calendar quarter. The FMB Financial Statements fairly present (or, in the case of consolidated financial statements for quarterly periods prepared and delivered to UBSH after the date of this Agreement, will fairly present) the consolidated financial position of FMB and its Subsidiaries, as at the respective dates and the consolidated results of its operations and cash flows for the periods indicated, in each case in accordance with GAAP consistently applied during the period indicated, except in each case as may be noted therein, and subject, in the case of unaudited interim statements, to normal year-end audit adjustments.

(iv) Since January 1, 2006, FMB and each of the Subsidiaries of UBSH that is a bank has filed with its principal federal regulator and made available to the other party such institution’s Consolidated Reports of Condition and Income, and such reports fairly present (and any such reports filed after the date of this Agreement will fairly present) the financial position, the results of operations, changes in stockholders’ equity and changes in cash flows, as the case may be, of such institution for the periods to which they relate, in each case in accordance with FFIEC instructions applicable to such reports (the “Bank Reports”).

(v) It and its Subsidiaries have devised and maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with general or specific authorization of its Board of Directors and the duly authorized executive officers of such party, (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP consistently applied with respect to institutions such as such party or other criteria applicable to such financial statements, and to maintain proper accountability for items therein, (iii) access to its and its Subsidiaries’ properties and assets is permitted only in accordance with

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general or specific authorization of its Board of Directors and the duly authorized executive officers of such party, and (iv) the recorded accountability for items is compared with the actual levels at reasonable intervals and appropriate actions taken with respect to any differences.

(h) Absence of Certain Changes or Events. Since December 31, 2008, except as disclosed in its SEC Reports, Bank Reports or Financial Statements filed or made available to the other party prior to the date of this Agreement or as set forth in Section 3.3(h) of its Disclosure Letter, (i) it and its Subsidiaries have conducted their respective businesses and incurred liabilities only in the ordinary course consistent with past practices, and (ii) there have been no events, changes, developments or occurrences which, individually or in the aggregate, have had or are reasonably likely to have a Material Adverse Effect on it.

(i) Absence of Undisclosed Liabilities. Except for (i) those liabilities that are fully reflected or reserved for in its SEC Reports, Bank Reports or Financial Statements filed or made available to the other party prior to the date of this Agreement, (ii) liabilities incurred since December 31, 2008 in the ordinary course of business consistent with past practice, (iii) liabilities which would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect and (iv) as set forth in Section 3.3(i) of its Disclosure Letter, it does not have, and since December 31, 2008 has not incurred (except as permitted by Section 4.1), any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise and whether or not required to be reflected in its SEC Reports, Bank Reports, or Financial Statements).

(j) Material Contracts; Defaults. Except as set forth in Section 3.3(j) of its Disclosure Letter (which, in the case of UBSH, may incorporate the contracts and instruments reflected as exhibits to its SEC Reports filed prior to the date of this Agreement), as of the date hereof, neither it nor any of its Subsidiaries is a party to, bound by or subject to any agreement, contract, arrangement, commitment or understanding (whether written or oral) (A) that is a “material contract” required to be filed (or, in the case of FMB, would be required to be filed if it were subject to the reporting requirements under the Securities Laws) as an exhibit pursuant to Item 601(b)(10) of the SEC’s Regulation S-K, (B) that restricts the conduct of business by it or any of its Subsidiaries or its or their ability to compete in any line of business or (C) with respect to employment of an officer, director or consultant. Neither it nor any of its Subsidiaries is in default under any material contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its respective assets, business, or operations may be bound or affected, or under which it or its respective assets, business, or operations receives benefits, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

(k) Legal Proceedings; Compliance with Laws. Except as set forth in Section 3.3(k) of its Disclosure Letter, there are no actions, suits or proceedings instituted or pending or, to its Knowledge, threatened against it or any of its Subsidiaries or against any of its or its Subsidiaries’ properties, assets, interests or rights, or against any of its or its Subsidiaries’ officers, directors or employees. Neither it nor any of its Subsidiaries is a party to any

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agreement, order or memorandum in writing by or with any Governmental Authority (as defined herein) restricting its operations or the operations of any of its Subsidiaries and neither it nor any of its Subsidiaries has been advised by any Governmental Authority that any such Governmental Authority is contemplating issuing or requesting the issuance of any such order or memorandum in the future. It and each of its Subsidiaries have complied in all material respects with all laws, ordinances, requirements, regulations or orders applicable to its business (including environmental laws, ordinances, requirements, regulations or orders).

(l) Tax Matters.

(i) It and each of its Subsidiaries have filed all federal, state and local tax returns and reports (“Tax Returns”) required to be filed, and all such Tax Returns were correct and complete in all material respects. All Taxes (as defined herein) owed by it or any of its Subsidiaries have been paid, are reflected as a liability in its SEC Reports, Bank Reports, or Financial Statements or are being contested in good faith as set forth in Section 3.3(l)(i) of its Disclosure Letter. Except as set forth in such section of its Disclosure Letter, no Tax Return filed by it or any of its Subsidiaries is under examination by any Governmental Authority or the subject of any administrative or judicial proceeding, and no unpaid tax deficiency has been asserted against it or any of its Subsidiaries by any Governmental Authority. As used herein, “Tax” or “Taxes” mean all taxes imposed by a Governmental Authority including, without limitation, all income, gross receipts, sales, use, ad valorem, goods and services, capital, transfer, franchise, profits, license, withholding, payroll, employment, employer health, excise, estimated, severance, stamp, occupation, and property taxes, together with any interest and any penalties, additions to tax or additional amounts imposed by any Governmental Authority.

(ii) Neither it nor any of its Subsidiaries is or has been a party to any “reportable transaction,” as defined in Code Section 6707A(c)(1) and Treasury Regulation Section 1.6011-4. It and each of its Subsidiaries have disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code Section 6662.

(m) Property.

(i) Except as set forth in Section 3.3(m)(i) of its Disclosure Letter or reserved against as disclosed in its SEC Reports, Bank Reports or Financial Statements, it and each of its Subsidiaries have good and marketable title in fee simple absolute, free and clear of all material liens, encumbrances, charges, defaults or equitable interests, to all of the properties and assets, real and personal, reflected in the balance sheet included in its SEC Reports, Bank Reports or Financial Statements as of December 31, 2008 or acquired after such date (except to the extent that such properties and assets have been disposed of for fair value in the ordinary course of business since December 31, 2008). All buildings, and all fixtures, equipment, and other property and assets that are material to its or any of its Subsidiaries business,

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held under leases, licenses or subleases, are held under valid instruments enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws. Other than real estate that was acquired by foreclosure or voluntary deed in lieu of foreclosure, all the buildings, structures, and appurtenances owned, leased, licensed, subleased or occupied by it and each of its Subsidiaries are in good operating condition and in a state of good maintenance and repair and comply with applicable zoning and other municipal laws and regulations, and there are no latent defects therein.

(ii) In the case of FMB, Section 3.3(m)(ii) of its Disclosure Letter identifies and sets forth the address of each parcel of real estate or interest therein, leased, licensed or subleased by FMB and each of its Subsidiaries or in which FMB or any of its Subsidiaries has any ownership or leasehold interest. FMB has made available to UBSH true and complete copies of all lease, license and sublease agreements, including without limitation every amendment thereto, for each parcel of real estate or interest therein to which FMB or any of its Subsidiaries is a party.

(n) Employee Benefit Plans.

(i) Section 3.3(n)(i) of its Disclosure Letter sets forth a complete and accurate list of all written employee benefit plans and programs, including without limitation: (A) all retirement, savings and other pension plans; (B) all health, severance, insurance, disability and other employee welfare plans; and (C) all employment, vacation and other similar plans, all bonus, stock option, stock purchase, incentive, deferred compensation, supplemental retirement and other employee and director benefit plans, programs or arrangements, and all employment or compensation arrangements, in each case for the benefit of or relating to its current and former employees and directors (collectively, the “Benefit Plans”). It is not subject to or obligated under any oral or unwritten Benefit Plan.

(ii) It has, with respect to each Benefit Plan, delivered to the other party true and complete copies of: (A) all current Benefit Plan agreements and documents and related trust agreements or annuity contracts and any amendments thereto; (B) all current summary plan descriptions and material communications to employees and Benefit Plan participants and beneficiaries; (C) the Form 5500 filed in each of the most recent three plan years (including all schedules thereto and the opinions of independent accountants); (D) the most recent actuarial valuation (if any); (E) the most recent annual and periodic accounting of plan assets; (F) if the Benefit Plan is intended to qualify under Section 401(a) or 403(a) of the Code, the most recent determination letter received from the Internal Revenue Service; and (G) a written summary of any unwritten Benefit Plans that provide for material compensation or benefits.

(iii) None of its Benefit Plans is a “multi-employer plan” as defined in Section 3(37) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

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(iv) All of its Benefit Plans are in compliance in all material respects with applicable laws and regulations, and it has administered its Benefit Plans in accordance with applicable laws and regulations in all material respects.

(v) Each Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, as reflected in a current favorable determination letter (based on Internal Revenue Service permitted determination request procedures), or a filing for the same has been made with the Internal Revenue Service seeking such a determination letter and that request is still awaiting decision by the Internal Revenue Service (based on Internal Revenue Service permitted determination request procedures).

(vi) To its Knowledge, it has not engaged in any prohibited transactions, as defined in Code section 4975 or ERISA section 406, with respect to any Benefit Plan that is a pension plan as defined in Section 3(2) of ERISA.

(vii) There are no actions, suits, investigations or claims pending, or to its Knowledge threatened (other than routine claims for benefits) with respect to any of its Benefit Plans.

(viii) (A) No compensation or benefit that is or will be payable in connection with the transactions contemplated by this Agreement will be characterized as an “excess parachute payment” within the meaning of Code section 280G, and (B) except as set forth in Section 3.3(n)(viii) of its Disclosure Letter, no Benefit Plan contains any provision that would give rise to any severance, employee termination or other payments or liabilities as a result of the transactions contemplated by this Agreement.

(ix) It has not established and does not maintain a welfare plan, as defined in ERISA section 3(1), that provides benefits to an employee at its expense after a termination of employment, except as required by the Consolidated Omnibus Budget Reconciliation Act of 1985.

(x) Except as set forth in Section 3.3(n)(x) of its Disclosure Letter, it and its Subsidiaries have made all bonus and commission payments to which they are committed to make to any employee under any Benefit Plan for calendar year 2008.

(xi) As of the date hereof, 61,250 Equity Units granted under the Executive Employee Equity Participation Plan (the “FMB Equity Plan”) were outstanding and represented the right to receive $1,435,000 in the aggregate, as of December 31, 2008, which expense has been fully accrued.

(o) Insurance. It and its Subsidiaries are insured with reputable insurers against such risks and in such amounts as its management reasonably has determined to be prudent

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in accordance with industry practices. Since December 31, 2008, neither it nor any of its Subsidiaries has received any notice of a premium increase or cancellation or a failure to renew with respect to any insurance policy or bond or, within the last three calendar years and since January 1, 2009, has been refused any insurance coverage sought or applied for, and it has no reason to believe that existing insurance coverage cannot be renewed as and when the same shall expire upon terms and conditions as favorable as those presently in effect, other than possible increases in premiums or unavailability of coverage that do not result from any extraordinary loss experience on the part of it or its Subsidiaries.

(p) Loan Portfolio; Allowance for Loan Losses; Mortgage Loan Buy-Backs. Except as set forth in Section 3.3(p) of its Disclosure Letter and except for any changes hereafter made to the allowances and reserves described below pursuant to this Agreement:

(i) All evidences of indebtedness reflected as assets in the SEC Reports, Bank Reports or Financial Statements as of December 31, 2008 were as of such dates: (A) evidenced by notes, agreements or evidences of indebtedness which are true, genuine and what they purport to be; (B) to the extent secured, secured by valid liens and security interests which have been perfected; (C) the legal, valid and binding obligation of the obligor and any guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and no defense, offset or counterclaim has been asserted with respect to any such loan which if successful could have a Material Adverse Effect; and (D) in all material respects was made in accordance with its standard loan policies.

(ii) The allowance for possible loan losses (the “Loan Loss Allowance”) shown on its Financial Statements as of December 31, 2008 was, and the Loan Loss Allowance to be shown on its Financial Statements as of any date subsequent to the date of this Agreement will be, as of such dates, adequate to provide for possible losses, net of recoveries relating to loans previously charged off, in respect of loans outstanding (including letter of credit or commitments to make loans or extend credit).

(iii) The Loan Loss Allowance has been established in accordance with the accounting principles described in Sections 3.3(g)(ii) and (iii), as applicable, and applicable regulatory requirements and guidelines.

(iv) Section 3.3(p) of its Disclosure Letter sets forth all one-to-four family residential mortgage loans originated on or after January 1, 2006 by it or any of its Subsidiaries (i) that were sold in the secondary mortgage market and have been re-purchased by it or any of its Subsidiaries or (ii) that the institutions to whom such loans were sold (or their successors or assigns) have asked it or any of its Subsidiaries to purchase back (but have not been purchased back).

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(q) Certain Loans and Related Matters. Except as set forth in Section 3.3(q) of its Disclosure Letter, neither it nor any of its Subsidiaries is a party to any written or oral:

(i) loan agreement, note or borrowing arrangement, under the terms of which the obligor is sixty (60) days delinquent in payment of principal or interest or in default of any other provision as of the date hereof; (ii) loan agreement, note or borrowing arrangement which has been classified by any bank examiner (whether regulatory or internal) as “Other Loans Specially Mentioned,” “Special Mention,” “Substandard,” “Doubtful,” “Loss,” “Classified,” “Criticized,” “Watch List,” or any comparable classifications by such persons; (iii) loan agreement, note or borrowing arrangement, including any loan guaranty, with any of its directors or executive officers or directors or executive officers of any of its Subsidiaries; or (iv) loan agreement, note or borrowing arrangement in violation of any law, regulation or rule applicable to it or any of its Subsidiaries including, but not limited to, those promulgated, interpreted or enforced by any Governmental Authority.

(r) Environmental Matters.

(i) Except as described in Section 3.3(r) of its Disclosure Letter, it and each of its Subsidiaries are in substantial compliance with all Environmental Laws (as defined herein). Neither it nor any of its Subsidiaries has received any written communication alleging that it or such Subsidiary is not in such compliance, and there are no present circumstances that would prevent or interfere with the continuation of such compliance.

(ii) Neither it nor any of its Subsidiaries has received written notice of pending, and has no Knowledge of any threatened, legal, administrative, arbitral or other proceedings, asserting Environmental Claims (as defined herein) or other claims, causes of action or governmental investigations of any nature, seeking to impose, or that could result in the imposition of, any material liability arising under any Environmental Laws upon (A) it or such Subsidiary, (B) any person or entity whose liability for any Environmental Claim it or any Subsidiary has or may have retained either contractually or by operation of law, (C) any real or personal property owned or leased by it or any Subsidiary, or any real or personal property which it or any Subsidiary has been, or is, judged to have managed or to have supervised or to have participated in the management of, or (D) any real or personal property in which it or a Subsidiary holds a security interest securing a loan recorded on the books of it or such Subsidiary. Neither it nor any of its Subsidiaries is subject to any agreement, order, judgment, decree or memorandum by or with any court, governmental authority, regulatory agency or third party imposing any such liability.

(iii) With respect to all real and personal property owned or leased by it or any of its Subsidiaries, or all real and personal property which it or any of its Subsidiaries has been, or is, judged to have managed or to have supervised or to have participated in the management of, it will promptly provide the other party hereto with access to copies of any environmental audits, analyses and surveys that have been prepared relating to such properties and which are in its possession or the possession of its Subsidiaries (a list of which is included in its Disclosure Letter). It and all of its Subsidiaries are in compliance in all material respects with all recommendations contained in any such environmental audits, analyses and surveys.

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(iv) There are no past or present actions, activities, circumstances, conditions, events or incidents that could reasonably form the basis of any Environmental Claim or other claim or action or governmental investigation that could result in the imposition of any liability arising under any Environmental Laws against it or any of its Subsidiaries or against any person or entity whose liability for any Environmental Claim it or any of its Subsidiaries has or may have retained or assumed either contractually or by operation of law.

(v) For purposes of this Agreement, the following terms shall have the following meanings:

(A) “Environmental Claim” means any written notice from any governmental authority or third party alleging potential liability (including, without limitation, potential liability for investigatory costs, clean-up, governmental response costs, natural resources damages, property damages, personal injuries or penalties) arising out of, based upon, or resulting from the presence, or release into the environment, of any Materials of Environmental Concern (as defined herein).

(B) “Environmental Laws” means all applicable federal, state and local laws and regulations, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, that relate to pollution or protection of human health or the environment.

(C) “Materials of Environmental Concern” means pollutants, contaminants, wastes, toxic substances, petroleum and petroleum products and any other materials regulated under Environmental Laws.

(s) Books and Records. Its books and records and those of its Subsidiaries have been fully, properly and accurately maintained in all material respects, and there are no material inaccuracies or discrepancies of any kind contained or reflected therein.

(t) Intellectual Property. It and its Subsidiaries own, or are licensed or otherwise possess sufficient legally enforceable rights to use, all Intellectual Property and the Technology Systems (as such terms are defined herein) that are used by it and its Subsidiaries in their respective businesses as currently conducted. It and its Subsidiaries have not infringed or otherwise violated the Intellectual Property rights of any other person, and there is no claim asserted, or to its Knowledge threatened, against it or its Subsidiaries concerning the ownership, validity, registerability, enforceability, infringement, use or licensed right to use any Intellectual Property. “Intellectual Property” means all trademarks, trade names, service marks, patents, domain names, database rights, copyrights, and any applications therefor, technology, know-how, trade secrets, processes, computer software programs or applications, and tangible or intangible proprietary information or material. “Technology Systems” means the electronic data processing, information, record keeping, communications, telecommunications, hardware, third party

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software, networks, peripherals and computer systems, including any outsourced systems and processes, and Intellectual Property used by either party and its Subsidiaries or by a third party.

(u) Derivative Instruments. Except as set forth in Section 3.3(u) of its Disclosure Letter, all derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for its own account, or for the account of one or more of its Subsidiaries or its or their customers, were entered into (i) only in the ordinary course of business, (ii) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies and (iii) with counterparties believed to be financially responsible at the time; and each of such instruments constitutes the valid and legally binding obligation of it or one of its Subsidiaries, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws. Neither it or its Subsidiaries, nor, to its knowledge, any other party thereto, is in breach of any of its obligations under any such agreement or arrangement, except as set forth in Section 3.3(u) of its Disclosure Letter.

(v) Deposits. Except as set forth in Section 3.3(v) of its Disclosure Letter, none of its deposits or deposits of any of its Subsidiaries are “brokered” deposits or are subject to any encumbrance, legal restraint or other legal process (other than garnishments, pledges, set off rights, escrow limitations and similar actions taken in the ordinary course of business), and no portion of such deposits represents a deposit of it or any of its other Subsidiaries.

(w) Financial Advisors. None of it, its Subsidiaries or any of their officers, directors or employees has employed any broker, finder or financial advisor or incurred any liability for any fees or commissions in connection with transactions contemplated herein, except that, in connection with this Agreement, UBSH has retained Keefe, Bruyette & Woods, Inc. as its financial advisor, and FMB has retained Cary Street Partners LLC as its financial advisor (in each case pursuant to engagement letters true and complete copies of which are included in Section 3.3(w) of its Disclosure Letter).

(x) Fairness Opinion. Prior to the date of this Agreement, UBSH has received a written opinion of Keefe, Bruyette & Woods, Inc., to the effect that as of the date thereof and based upon and subject to the matters set forth therein, the consideration to be paid in the Merger is fair from a financial point of view to UBSH. Such opinion has not been amended or rescinded as of the date of this Agreement.

(y) Tax Treatment. It is not aware of any reason why the Merger will fail to qualify as a reorganization under Section 368(a) of the Code.

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ARTICLE 4

Covenants Relating to Conduct of Business

4.1	Conduct of Business Pending Merger.

From the date hereof until the Effective Date, except as expressly contemplated or permitted by this Agreement or as set forth in its Disclosure Letter, without the prior written consent of the other party (which consent will not be unreasonably withheld or delayed), UBSH and FMB each agrees that it will not, and will cause each of its Subsidiaries not to:

(a) Conduct its business other than in the ordinary and usual course or fail to use its reasonable best efforts to maintain and preserve intact its business organization, assets, employees and relationships with customers, suppliers, employees and business associates.

(b) Take any action that would adversely affect or delay the ability of either party (i) to obtain any necessary approvals, consents or waivers of any governmental authority or third party required for the transactions contemplated hereby, (ii) to perform its covenants and agreements under this Agreement, or (iii) to consummate the transactions contemplated hereby on a timely basis.

(c) Amend its Organizational Documents (except as provided herein).

(d) (i) Other than pursuant to stock options outstanding as of the date hereof under the UBSH Stock Plan or FMB Equity Units outstanding as of the date hereof under the FMB Equity Plan and except for Permitted Issuances (as defined herein) in the case of UBSH: (A) issue, sell or otherwise permit to become outstanding, or authorize the creation of, any additional shares of capital stock or any Rights with respect thereto; (B) enter into any agreement with respect to the foregoing; or (C) permit any additional shares of capital stock to become subject to new grants of employee and director stock options, restricted stock grants, stock appreciation rights, or similar stock-based rights.

(ii) “Permitted Issuances” mean: (A) issuances of new Rights granted after the date hereof pursuant to and in accordance with the UBSH Stock Plan for up to 25,000 shares, provided that such new issuances are in the ordinary course of business and consistent in all material respects with past practice in terms of timing, type (i.e., options, restricted stock), terms, and amount of such issuances; (B) issuances of shares of UBSH Common Stock pursuant to the UBSH Dividend Reinvestment and Stock Purchase Plan; (C) issuances of UBSH Common Stock pursuant to the Treasury Warrant; (D) after approval by the Transition Committee (as defined herein) as required by Section 4.3(b), issuances of UBSH Common or any security convertible into shares of UBSH Common Stock in connection with any public offering or private placement undertaken by UBSH for the sole purpose to redeem some or all of the UBSH Series A Preferred Stock or, after the Effective Date, the FMB TARP Preferred Stock or entering into any agreement with respect to the foregoing; or (E) after approval by the Transition Committee as required by Section 4.3(b), issuances of UBSH Common Stock or any security convertible into shares of UBSH Common Stock in connection with one or more business acquisitions or entering into any agreement with respect to the foregoing.

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(e) Enter into or amend any written employment agreement, severance or similar agreements or arrangements with any of its directors, officers or employees, or grant any salary or wage increase or increase any employee benefit (including incentive or bonus payments), except for (i) normal individual increases in compensation to employees in the ordinary course of business consistent with past practice, and (ii) in the case of UBSH and after consultation with FMB as required by Section 4.3(a), entering into employment agreements in order to recruit new senior level employees in a manner that is consistent in all material respects with past practice.

(f) Enter into or amend (except as may be required by applicable law or the terms of any Benefit Plan) any pension, retirement, stock option, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive, welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any directors, officers or employees, including without limitation taking any action that accelerates, or the lapsing of restrictions with respect to, the vesting or exercise of any benefits payable thereunder, except in the ordinary course of business consistent with past practice.

(g) Incur any obligation or liability (whether absolute or contingent, excluding suits instituted against it), make any pledge or encumber any of its assets, or dispose of any of its assets in any other manner, except in the ordinary course of its business and for adequate value, except as approved by the Transition Committee as required by Section 4.3(b) or except as otherwise specifically permitted in this Agreement.

(h) Make, declare, pay or set aside for payment any dividend on or in respect of, or declare or make any distribution on any shares of its stock (other than (i) dividends from its wholly-owned Subsidiaries to it or another of its wholly-owned Subsidiaries and (ii) as permitted by Section 4.2) or directly or indirectly adjust, split, combine, redeem, reclassify, purchase or otherwise acquire, any shares of its capital stock, except in the case of UBSH (i) for repurchases and other acquisitions of shares of UBSH Common Stock made pursuant to any stock repurchase program announced prior to the date of this Agreement, or any extension or renewal thereof, in accordance with Rule 10b-18 and Regulation M, each as promulgated by the SEC, and (ii) after approval by the Transition Committee as required by Section 4.3(b), for the redemption of the UBSH Series A Preferred Stock and the Treasury Warrant.

(i) Make any material investment in or acquisition of (either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or assets) any other person other than its wholly-owned Subsidiaries, except by way of foreclosures or acquisitions of control in a fiduciary or similar capacity or in satisfaction of debts previously contracted in good faith, in each case in the ordinary and usual course of business, or except for any such transaction that has been approved by the Transition Committee as required by Section 4.3(b) or except as set forth in Section 4.1(i) of its Disclosure Letter.

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(j) Implement or adopt any change in its tax or financial accounting principles, practices or methods, including reserving methodologies, other than as may be required by GAAP, regulatory accounting guidelines or applicable law.

(k) Notwithstanding anything herein to the contrary, (i) knowingly take, or knowingly omit to take, any action that would reasonably be expected to prevent the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code or (ii) knowingly take, or knowingly omit to take, any action that is reasonably likely to result in any of the conditions to the Merger set forth in Article 6 not being satisfied on a timely basis, except as may be required by applicable law.

(l) Enter into any new line of business, or change its lending, investment, underwriting, risk and asset liability management and other banking and operating policies that are material to it and its Subsidiaries, taken as a whole, except as required by applicable law.

(m) Take any other action that would make any representation or warranty in Article 3 hereof untrue.

(n) (i) enter into or extend any material agreement, lease or license relating to real property, personal property, data processing or bankcard functions; (ii) purchase or otherwise acquire any investment securities or enter into any Derivative Contract other than as provided in each party’s currently existing investment policies and in accordance with prudent investment practices in the ordinary course of business; or (iii) in the case of FMB, make any capital expenditures individually in excess of $25,000 or in the aggregate in excess of $100,000, except as set forth in Section 4.1 of its Disclosure Letter and other than expenditures necessary to maintain existing assets in good repair.

(o) Agree to take any of the actions prohibited by this Section 4.1.

4.2	Dividends.

After the date of this Agreement until the Effective Date, (i) UBSH may (to the extent legally permitted to do so) declare and pay quarterly dividends on outstanding shares of UBSH Common Stock at a rate not to exceed $0.12 per share per quarter, provided that such rate may be increased in the good faith judgment of the Board of Directors of UBSH in the event that UBSH is no longer restricted as to dividend payments under the Letter Agreement, dated December 19, 2008, between UBSH and the Treasury, (ii) FMB shall not declare and pay dividends on the outstanding shares of FMB Class A and Class B Common Stock, and (iii) its direct and indirect Subsidiaries may (to the extent legally and contractually permitted to do so), declare and pay dividends on their capital stock in cash, stock or other property to the parties or their wholly-owned Subsidiaries and required payments to the holders of any trust preferred securities issued by Subsidiaries of

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the parties. Notwithstanding the foregoing, nothing in this Agreement shall restrict the ability of either to declare and pay dividends (to the extent legally permitted to do so) on the shares of preferred stock outstanding, including the FMB Series A Preferred Stock, on the date hereof.

4.3	Transition.

(a) To facilitate the integration of the operations of UBSH and FMB and their Subsidiaries and to permit the coordination of their related operations on a timely basis, and in an effort to accelerate to the earliest time possible following the Effective Date the realization of synergies, operating efficiencies and other benefits expected to be realized by the parties as a result of the Merger, each of UBSH and FMB shall, and shall cause its Subsidiaries to, consult with the other on all strategic and operational matters to the extent such consultation is not in violation of applicable laws, including laws regarding the exchange of information and other laws regarding competition.

(b) (i) The parties agree that the current members of the Board of Directors of UBSH and James E. Ukrop and Steven A. Markel, directors of FMB, shall constitute a transition committee (the “Transition Committee”) for the sole purpose of considering any transaction identified in Section 4.1(d)(ii)(D) or (E), Section 4.1(g), Section 4.1(h) or Section 4.1(i) as requiring Transition Committee approval that UBSH desires to pursue between the date of this Agreement and the Effective Date (each, a “Transaction”). Each member of the Transition Committee may appoint a designee to attend or participate in any meetings of the Transition Committee in such member’s place.

(ii) If UBSH desires to pursue a Transaction, it must first seek and obtain Transition Committee approval as follows:

(A) UBSH shall call a meeting (the “Meeting”) of the Transition Committee and give each member of the Transition Committee reasonable notice of the date, time and place of the Meeting. The notice shall identify the matter to be considered by the Transition Committee at the Meeting and be accompanied by such written materials describing the Transaction as UBSH would customarily provide to its Board in advance of a Board decision. Members of the Transition Committee will be considered to be present at the Meeting if they or their designees attend the meeting in person or participate by telephone conference call in which all members or their designees participating in the Meeting can hear each other.

(B) At the Meeting, management of UBSH shall provide the members of the Transition Committee or their designees with written and oral presentations containing sufficient information about the Transaction to allow them to make an informed decision about the advisability of the Transaction. If, after such presentation and an opportunity to ask questions, a majority of the members of the Transition Committee or their designees approve the Transaction, UBSH may pursue it.

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4.4	Control of the Other Party’s Business.

Prior to the Effective Date, nothing contained in this Agreement (including, without limitation, Section 4.3) shall give UBSH, directly or indirectly, the right to control or direct the operations of FMB, and nothing contained in this Agreement shall give FMB, directly or indirectly, the right to control or direct the operations of UBSH. Prior to the Effective Date, each party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over it and its Subsidiaries’ respective operations.

ARTICLE 5

Additional Agreements

5.1	Reasonable Best Efforts.

Subject to the terms and conditions of this Agreement, the parties will use their reasonable best efforts to take, or cause to be taken, in good faith all actions, and to do, or cause to be done, all things necessary or desirable, or advisable under applicable laws, so as to permit consummation of the Merger as promptly as practicable and shall cooperate fully with the other party hereto to that end. UBSH shall organize the Acquisition Bank as soon as reasonably practicable after the date hereof and shall cause it to approve this Agreement and adopt the Plan of Merger and to take all such further action, including filing articles of merger and articles of combination, as may be necessary to consummate the Merger.

5.2	Access to Information; Notice of Certain Matters; Confidentiality.

(a) Each party will permit the other party to make or cause to be made such investigation of its operational, financial and legal condition as the other party reasonably requests; provided, that such investigation shall be reasonably related to the Merger and shall not interfere unnecessarily with normal operations. No investigation by a party shall affect the representations and warranties of the other party.

(b) Each party will give prompt notice to the other party (and subsequently keep the other party informed on a current basis) upon its becoming aware of the occurrence or existence of any fact, event or circumstance known that (i) is reasonably likely to result in any Material Adverse Effect with respect to it, or (ii) would cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained herein.

(c) Each party shall, and shall cause each of its directors, officers, attorneys and advisors, to maintain the confidentiality of, and not use to the detriment of the other party, all information obtained in such investigation that is not otherwise publicly disclosed by the other party, unless use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby, such undertaking with respect to confidentiality to survive any termination of this Agreement. If this Agreement is terminated, each party shall promptly return to the furnishing party or, at the request of the furnishing party, destroy and certify the destruction of all confidential information received from the other party.

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5.3	Stockholder Approvals.

(a) UBSH shall call a meeting of its stockholders for the purpose of obtaining the UBSH Stockholder Approvals and shall use its reasonable best efforts to cause such meeting to occur as soon as reasonably practicable. The Board of Directors of UBSH shall support and recommend approval of this Agreement and the transactions contemplated hereby and shall use its reasonable best efforts to obtain the UBSH Stockholder Approvals.

(b) FMB shall call a meeting of its stockholders for the purpose of obtaining the FMB Stockholder Approvals and shall use its reasonable best efforts to cause such meeting to occur as soon as reasonably practicable. The Board of Directors of FMB shall support and recommend approval of this Agreement and the transactions contemplated hereby and shall use its reasonable best efforts to obtain the FMB Stockholder Approvals.

5.4	Proxy Statement.

(a) Each party will cooperate with the other party, and their representatives, in the preparation and filing with the SEC of a proxy statement and other proxy solicitation materials relating to the solicitation of proxies from the stockholders of UBSH to obtain the requisite UBSH Stockholder Approvals (the “Proxy Statement”). The Proxy Statement shall not be filed, and, prior to the termination of this Agreement, no amendment or supplement to the Proxy Statement shall be filed with the SEC by UBSH without consultation with the other party and its counsel. UBSH will use its reasonable best efforts, in which FMB will reasonably cooperate as necessary, to file the Proxy Statement in preliminary form with the SEC as promptly as reasonably practicable and to cause a definitive Proxy Statement to be mailed to the stockholders of UBSH as promptly as reasonably practicable.

(b) Each party agrees, as to itself and its Subsidiaries, that none of the information supplied or to be supplied by it for inclusion or incorporation by reference in the Proxy Statement and any amendment or supplement thereto will, at the date of mailing to the stockholders of UBSH and at the time of the stockholder meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading. Each party further agrees that if it becomes aware that any information furnished by it that would cause any of the statements in the Proxy Statement to be false or misleading with respect to any material fact, or to omit to state any material fact necessary to make the statements therein not false or misleading, to promptly inform the other party thereof and to take appropriate steps to correct the Proxy Statement.

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5.5	No Other Acquisition Proposals.

FMB will not, and will cause its Subsidiaries and its and its Subsidiaries’ officers, directors, employees, agents and representatives (including any financial advisor, attorney or accountant retained by it or any of its Subsidiaries) not to, directly or indirectly, (i) initiate, solicit or encourage inquiries or proposals with respect to, (ii) furnish any confidential or nonpublic information relating to, or (iii) engage or participate in any negotiations or discussions concerning, an Acquisition Transaction. An “Acquisition Transaction” means any of the following transactions involving FMB or its Subsidiaries, other than as contemplated by this Agreement: (i) any merger, consolidation, or other business combination transaction, or (ii) any acquisition or purchase, direct or indirect, of 10% or more of the consolidated assets or of 10% of any class of equity or voting securities of FMB.

5.6	Applications and Consents.

(a) The parties shall cooperate and use their reasonable best efforts to prepare as promptly as possible all documentation, to effect all filings and to obtain all permits, consents, approvals and authorizations of each Governmental Authority and all third parties necessary to consummate the transactions contemplated by this Agreement (the “Regulatory Approvals”) and will make all necessary filings in respect of the Regulatory Approvals as soon as practicable. For the purposes of this Agreement, a “Governmental Authority” means any court, administrative agency or commission or other governmental authority, agency or instrumentality, domestic or foreign, or any industry self-regulatory authority.

(b) Each party will promptly furnish to the other party copies of applications filed with all Governmental Authorities and copies of written communications received by such party from any Governmental Authority with respect to the transactions contemplated hereby. Each party will consult with the other party with respect to the obtaining of all Regulatory Approvals and other material consents from third parties advisable to consummate the transactions contemplated by this Agreement, and each party will keep the other party apprised of the status of material matters relating to completion of the transactions contemplated hereby. All documents that the parties or their respective Subsidiaries are responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby (including to obtain Regulatory Approvals) will comply as to form in all material respects with the provisions of applicable law.

5.7	Public Announcements.

Prior to the Effective Date, the parties will consult with each other as to the form and substance of any press release or other public statement materially related to this Agreement prior to issuing such press release or public statement or making any other public disclosure related thereto (including any broad based employee communication that is reasonably likely to become the subject of public disclosure); provided, that nothing in this Section 5.7 shall prohibit any party from making any disclosure necessary in order to satisfy such party’s disclosure obligations imposed by applicable law or the rules established by the NASDAQ Global Select Market or any other self-regulatory organization.

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5.8	Affiliate Agreements.

FMB has identified to UBSH all persons who are, as of the date hereof, directors, executive officers or affiliates (which shall include Ukrops Thrift Holdings, Inc. and Markel Corporation) of FMB (the “FMB Affiliates”). FMB will use its reasonable best efforts to obtain a written agreement in the form attached hereto as Exhibit 5.8 to be delivered, on or prior to the date hereof, to UBSH from the persons listed in Section 5.8 of the FMB Disclosure Letter.

5.9	Employee Benefit Plans.

(a) As soon as reasonably practicable following the Effective Date, the Continuing Corporation shall provide generally to officers and employees of FMB and its Subsidiaries, who at or after the Effective Time become employees of the Continuing Corporation or its Subsidiaries (“FMB Continuing Employees”), employee benefits under Benefit Plans maintained by the Continuing Corporation, on terms and conditions which are the same as for similarly situated officers and employees of the Continuing Corporation and its Subsidiaries. Until such time as the FMB Continuing Employees are able to participate in the Benefit Plans of the Continuing Corporation, it shall maintain for the benefit of the FMB Continuing Employees the Benefit Plans maintained by FMB immediately prior to the Effective Date (it being understood that participation in the Continuing Corporation’s Benefit Plans may commence at different times with respect to each Benefit Plan).

(b) For purposes of participation, vesting and benefit accrual (except not for purposes of benefit accrual with respect to any plan in which such credit would result in a duplication of benefits) under the Continuing Corporation’s Benefit Plans, service with or credited by FMB or any of its Subsidiaries shall be treated as service with the Continuing Corporation; provided that this provision shall not cause UBSH’s tax-qualified defined benefit pension plan (which is not open to new participants) to be opened to new participants or to provide additional credit for pre-Effective Date service for benefit accrual purposes. To the extent permitted under applicable law, the Continuing Corporation shall cause welfare Benefit Plans maintained by the Continuing Corporation that cover the FMB Continuing Employees after the Effective Date to (i) waive any waiting period and restrictions and limitations for preexisting conditions or insurability (except for pre-existing conditions that were excluded, or restrictions or limitations that were applicable, under the Benefit Plans maintained by FMB), and (ii) cause any deductible, co-insurance, or maximum out-of-pocket payments made by the FMB Continuing Employees under welfare Benefit Plans maintained by FMB to be credited to such FMB Continuing Employees under welfare Benefit Plans maintained by the Continuing Corporation, so as to reduce the amount of any deductible, co-insurance, or maximum out-of-pocket payments payable by such FMB Continuing Employees under welfare Benefit Plans maintained by the Continuing Corporation.

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(c) Each employee of FMB, or one of its Subsidiaries, at the Effective Date who is terminated by the Continuing Corporation after the Effective Date, excluding any employee who has a contract providing for severance (who shall be entitled to the severance amounts provided for in their respective contracts), shall be entitled to severance pay in accordance with the severance policy of FMB as in effect on the date of this Agreement, if and to the extent that such employee is entitled to severance pay under such policy, subject to the limitations and restrictions that may be applicable to such severance pay under the American Recovery and Reinvestment Act of 2009 and the Emergency Economic Stabilization Act and the regulations and guidance issued under such Acts by the Treasury.

(d) Except as provided in subsection (c) of this Section 5.9, nothing in this Section 5.9 shall be construed to limit the right of the Continuing Corporation or any of its Subsidiaries, from and after the Effective Date, to amend or terminate any of the Benefit Plans maintained by UBSH or FMB or their respective Subsidiaries before the Effective Date to the extent such amendment or termination is permitted by the terms of the applicable Benefit Plan.

5.10	Reservation of Shares; NASDAQ Listing.

(a) UBSH shall take all corporate action as may be necessary to authorize and reserve for issuance such number of shares of Continuing Corporation Common Stock and Continuing Corporation Preferred Stock to be issued pursuant to this Agreement, and all such shares, when issued pursuant to this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

(b) UBSH shall use all reasonable best efforts to cause the shares of the Continuing Corporation Common Stock to be issued in the Merger to be approved for listing on the NASDAQ Global Select Market, subject to official notice of issuance, as promptly as practicable, and in any event before the Effective Date.

5.11	Indemnification.

(a) Following the Effective Date, the Continuing Corporation shall indemnify, defend and hold harmless any person who has rights to indemnification from FMB, to the same extent and on the same conditions as a director, officer, or employee of the Continuing Corporation is entitled to indemnification pursuant to applicable law and the Continuing Corporation’s Organizational Documents, as in effect on the date of this Agreement. Without limiting the foregoing, in any case in which corporate approval may be required to effectuate any indemnification, the Continuing Corporation shall direct, if the party to be indemnified elects, that the determination of permissibility of indemnification shall be made by independent counsel mutually agreed upon between the Continuing Corporation and the indemnified party. The Continuing Corporation shall use its reasonable best efforts to maintain FMB’s existing directors’ and officers’ liability policy, or some other policy, including UBSH’s existing policy, providing at least comparable coverage, covering persons

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who are currently covered by such insurance of FMB for a period of at least three years after the Effective Date on terms no less favorable to the directors and officers than those in effect on the date hereof.

(b) The provisions of this Section 5.11 are intended to be for the benefit of and shall be enforceable by each indemnified party and his or her heirs and representatives.

5.12	Employment Arrangements.

(a) The Continuing Corporation will, as of and after the Effective Date, assume and honor all employment agreements and all severance, incentive, retention, bonus, change in control and deferred compensation agreements, plans, programs, policies and arrangements that FMB and its Subsidiaries have with current and former officers and directors and which are set forth in Section 3.3(n) of its Disclosure Letter, except to the extent any such agreements shall be superseded on or after the Effective Date and except to the extent the Continuing Corporation would be precluded from doing so under the American Recovery and Reinvestment Act of 2009 or the Emergency Economic Stabilization Act and the regulations and guidance issued under such Acts by the Treasury.

(b) The Continuing Corporation will enter into employment and management continuity agreements, which will become effective as of the Effective Date, with David J. Fairchild in the form attached hereto as Exhibit 5.12.

(c) For purposes of all Benefit Plans sponsored or maintained by FMB or its Subsidiaries and Affiliates, the Merger described in this Agreement shall be considered a “change in control” under such Benefit Plans and the rights of FMB employees or Benefit Plan participants to receive any payments or to vest in any equity, phantom equity, bonus, retention, incentive or any other form of award shall be governed by the terms of the respective FMB Benefit Plans.

5.13	Notice of Deadlines.

FMB has set forth in Section 5.13 of its Disclosure Letter a complete and accurate list of the deadlines for extensions or terminations of all material leases, agreements or licenses (including specifically real property leases and data processing agreements) to which FMB or any of its Subsidiaries is a party.

5.14	Consent to Assign and Use Leases Premises; Extensions.

(a) With respect to the leases disclosed in Section 5.14 of its Disclosure Letter, FMB and each of its Subsidiaries will use commercially reasonable efforts to obtain all Consents necessary or appropriate to transfer and assign, as of the Effective Date, all right, title and interest of FMB and each of its Subsidiaries to the Continuing Bank and to permit the use and operation of the leased premises by the Continuing Bank.

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(b) At the election of UBSH made within 45 days after the date hereof, with respect to each lease disclosed in Section 5.14 of FMB’s Disclosure Letter that expires on or prior to March 31, 2016 without any options to extend, FMB and each of its Subsidiaries shall use their commercially reasonable efforts to take, or shall cause to be taken, all steps reasonably requested by UBSH to obtain options to extend such leases effective at the Effective Time on such terms as are reasonably acceptable to UBSH.

5.15	Change of Method.

UBSH and FMB shall be empowered, upon their mutual agreement and at any time prior to the Effective Date, to change the method or structure of effecting the combination of UBSH and FMB (including the provisions of Article 1), if and to the extent they both deem such change to be necessary, appropriate or desirable; provided that no such change shall (i) alter or change the Exchange Ratio or the number of shares of Continuing Corporation Common Stock received by FMB stockholders in exchange for each share of FMB Capital Stock, (ii) adversely affect the tax treatment of FMB’s stockholders pursuant to this Agreement, (iii) adversely affect the tax treatment of FMB or UBSH pursuant to this Agreement or (iv) materially impede or delay the consummation of the transactions contemplated by this Agreement in a timely manner. The parties agree to reflect any such change in an appropriate amendment to this Agreement executed by both parties in accordance with Section 8.3.

5.16	Registration Rights Agreement.

The Continuing Corporation will enter into a registration rights agreement, which will become effective as of the Effective Date, substantially in the form attached hereto as Exhibit 5.16 with the FMB stockholders identified in Exhibit 5.16 (the “Registration Rights Agreement”).

ARTICLE 6

Conditions to the Merger

6.1	General Conditions.

The respective obligations of each party to perform this Agreement and consummate the Merger are subject to the satisfaction of the following conditions, unless waived by each party pursuant to Section 8.3.

(a) Corporate Action. All corporate action necessary to authorize the execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby shall have been duly and validly taken, including without limitation the approval of this Agreement and, to the extent required, approval of the transactions contemplated hereby by the requisite vote of the stockholders of FMB and UBSH.

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(b) Regulatory Approvals. UBSH and FMB shall have received all Regulatory Approvals required in connection with the transactions contemplated by this Agreement, all notice periods and waiting periods required after the granting of any such approvals shall have passed, and all such approvals shall be in effect; provided, that no such approvals shall contain (i) any conditions, restrictions or requirements that would, after the Effective Date, have or be reasonably likely to have a Material Adverse Effect on the Continuing Corporation (after giving effect to the Merger) in the reasonable opinion of UBSH or FMB, or (ii) any conditions, restrictions or requirements that would, after the Effective Date, be unduly burdensome in the reasonable opinion of UBSH or FMB, and, in the case of FMB, subject to Section 6.1 of its Disclosure Letter.

(c) NASDAQ Listing. The shares of the Continuing Corporation Common Stock to be issued to the holders of FMB Common Stock and the FMB Series A Preferred Stock upon consummation of the Merger shall have been authorized for listing on the NASDAQ Global Select Market, subject to official notice of issuance.

(d) Legal Proceedings. Neither party shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction that enjoins or prohibits the consummation of the Merger.

6.2	Conditions to Obligations of UBSH.

The obligations of UBSH to perform this Agreement and consummate the Merger are subject to the satisfaction of the following conditions, unless waived by UBSH pursuant to Section 8.3.

(a) Representations and Warranties. The representations and warranties of FMB set forth in Article 3, after giving effect to Sections 3.1 and 3.2, shall be true and correct as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Effective Date as though made on and as of the Effective Date, and UBSH shall have received a certificate, dated as of the Effective Date, signed on behalf of FMB by the Chief Executive Officer and Chief Financial Officer of FMB to such effect.

(b) Performance of Obligations. FMB shall have performed in all material respects all obligations required to be performed by it under this Agreement before the Effective Date, and UBSH shall have received a certificate, dated as of the Effective Date, signed on behalf of FMB by the Chief Executive Officer and Chief Financial Officer of FMB to such effect.

(c) Tax Opinion. UBSH shall have received a written opinion, dated the Effective Date, from LeClairRyan, A Professional Corporation, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. In rendering such opinion, such counsel shall be entitled to rely upon representations of officers of UBSH and FMB reasonably satisfactory in form and substance to such counsel.

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6.3	Conditions to Obligations of FMB.

The obligations of FMB to perform this Agreement and consummate the Merger are subject to the satisfaction of the following conditions, unless waived by FMB pursuant to Section 8.3.

(a) Representations and Warranties. The representations and warranties of UBSH set forth in Article 3, after giving effect to Sections 3.1 and 3.2, shall be true and correct as of the date of this Agreement and (except to the extent such representations and warranties speak as of an earlier date) as of the Effective Date as though made on and as of the Effective Date, and FMB shall have received a certificate, dated as of the Effective Date, signed on behalf of UBSH by the Chief Executive Officer and Chief Financial Officer of UBSH to such effect.

(b) Performance of Obligations. UBSH shall have performed in all material respects all obligations required to be performed by it under this Agreement before the Effective Date, and FMB shall have received a certificate, dated as of the Effective Date, signed on behalf of UBSH by the Chief Executive Officer and Chief Financial Officer of UBSH to such effect.

(c) Tax Opinion. FMB shall have received a written opinion, dated the Effective Date, from McGuireWoods LLP to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinion, the Merger will constitute a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. In rendering such opinion, such counsel shall be entitled to rely upon representations of officers of FMB and UBSH reasonably satisfactory in form and substance to such counsel.

(d) Registration Rights Agreement. UBSH shall have executed and delivered the Registration Rights Agreement.

ARTICLE 7

Termination

7.1	Termination.

This Agreement may be terminated and the Merger abandoned at any time before the Effective Date, whether before or after the approval of the Merger by the stockholders of UBSH or FMB, as provided below:

(a) By the mutual consent in writing of UBSH and FMB.

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(b) By either party, evidenced by written notice, if the Merger has not been consummated by March 31, 2010, or such later date as shall have been agreed to in writing by the parties, if the failure to consummate the Merger on or before such date is not caused by any breach of this Agreement by the party electing to terminate pursuant to this Section 7.1(b).

(c) By either UBSH or FMB (provided that the terminating party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 3.2 or in breach of any covenant or agreement contained in this Agreement) in the event of a breach or inaccuracy of any representation or warranty of the other party contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such breach or inaccuracy and which breach or inaccuracy (subject to the applicable standard set forth in Section 3.2) would provide the terminating party the ability to refuse to consummate the Merger under Section 6.2(a) in the case of UBSH and Section 6.3(a) in the case of FMB.

(d) By either UBSH or FMB (provided that the terminating party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 3.2 or in breach of any covenant or agreement contained in this Agreement) in the event of a material breach by the other party of any covenant or agreement contained in this Agreement which cannot be or has not been cured within thirty (30) days after the giving of written notice to the breaching party of such breach.

(e) By either UBSH or FMB in the event (i) any Regulatory Approvals required in connection with the transactions contemplated by this Agreement have been denied by final nonappealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal, or (ii) the stockholders of UBSH or FMB fail to vote their approval of this Agreement and the Merger and the transactions contemplated hereby as required by applicable law at the UBSH or FMB stockholder meetings where the transactions were presented to such stockholders for approval.

(f) By either UBSH or FMB (provided that the terminating party is not then in breach of any representation or warranty contained in this Agreement under the applicable standard set forth in Section 3.2 or in breach of any covenant or agreement contained in this Agreement) in the event that any of the conditions precedent to the obligations of such party to consummate the Merger (other than as contemplated by Section 7.1(e)) cannot be satisfied or fulfilled by the date specified in Section 7.1(b) as the date after which such party may terminate this Agreement.

(g) By UBSH if FMB shall have: (i) failed to recommend adoption of the Merger Agreement in connection with the FMB stockholders meeting or withdrawn, modified or qualified in any manner adverse to UBSH such recommendation; (ii) materially breached its obligations under this Agreement by reason of a failure to call the FMB stockholders meeting in accordance with Section 5.3(b) or a failure to prepare and mail to its stockholders a notice for the FMB stockholders meeting to be called in order to obtain the requisite FMB Stockholder Approvals; or (iii) intentionally and willfully

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breached (and not cured within thirty (30) after notice thereof) any of its representations or warranties (subject to the applicable standard contained in Section 3.2) or covenants or agreements set forth in this Agreement, which breach would provide UBSH the ability to refuse to consummate the Merger under Section 6.2.

(h) By FMB if UBSH shall have: (i) failed to recommend adoption of the Merger Agreement in connection with the UBSH stockholders meeting or withdrawn, modified or qualified in any manner adverse to FMB such recommendation; (ii) materially breached its obligations under this Agreement by reason of a failure to call the UBSH stockholders meeting in accordance with Section 5.3(a) or a failure to prepare and mail to its stockholders the Proxy Statement in accordance with Section 5.4(a); (iii) intentionally and willfully breached (and not cured within thirty (30) after notice thereof) any of its representations or warranties (subject to the applicable standard contained in Section 3.2) or covenants or agreements set forth in this Agreement, which breach would provide FMB the ability to refuse to consummate the Merger under Section 6.3; or (iv) terminated or abandoned this Agreement and refused to consummate the Merger in connection with any transaction described below in Section 7.1(i).

(i) By FMB if UBSH enters into a definitive agreement providing for a merger or other business combination transaction with any other corporation or entity in which UBSH would not be the surviving or continuing entity after the consummation thereof.

7.2	Effect of Termination.

In the event this Agreement is terminated pursuant to Section 7.1, this Agreement shall become void and have no effect, except that (i) the provisions hereof relating to confidentiality and public announcements set forth in Sections 5.2(c) and 5.7, respectively, and this Article 7, shall survive any such termination.

7.3	Non-Survival of Representations, Warranties and Covenants.

Except for Article 1, Article 2, Sections 5.2(c), 5.11, 5.12 and this Article 7, the respective representations, warranties, obligations, covenants, and agreements of the parties shall be deemed only to be conditions of the Merger and shall not survive the Effective Date. No representation or warranty in this Agreement shall be affected or deemed waived by reason of the fact that USBH or FMB and/or its representatives knew or should have known that any such representation or warranty was, is, might be or might have been inaccurate in any respect.

7.4	Termination Fee; Expenses.

(a) If UBSH terminates this Agreement pursuant to Section 7.1(g), then FMB shall pay UBSH the sum of $5,000,000 (the “Termination Fee”), by wire transfer, on the business day following such termination.

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(b) If FMB terminates this Agreement pursuant to Section 7.1(h), then UBSH shall pay FMB the Termination Fee, by wire transfer, on the business day following such termination.

(c) If any Affiliate Agreement signed by FMB Affiliates is materially breached and the stockholders of FMB fail to approve this Agreement and the Merger, then FMB shall pay UBSH the Termination Fee, by wire transfer, on the business day following the failure of the FMB stockholders to approve this Agreement and the Merger; it being agreed that UBSH shall not be entitled to receive a Termination Fee under both Section 7.4(a) and (c).

(d) If either party fails to pay all amounts due the other party under Sections 7.4(a), (b) or (c), as applicable, on the dates specified, then such defaulting party shall pay all costs and expenses (including legal fees and expenses) incurred by the other party in connection with any action or proceeding taken by it to collect such unpaid amounts.

(e) If this Agreement is terminated by either party under Sections 7.1(c) or (d), then the non-terminating party shall reimburse the terminating party for all reasonable out-of-pocket expenses incurred by it in connection with the transactions contemplated by this Agreement and the enforcement of its rights hereunder.

(f) Except as provided in Sections 7.4(a), (b), (c), (d) and (e), all fees and expenses incurred by the parties hereto shall be borne solely by the party that has incurred such fees and expenses.

(g) The termination fees and expenses set forth in this Section 7.4 shall be the sole and exclusive remedies available to any party against any other party for any claims under or based upon this Agreement.

ARTICLE 8

General Provisions

8.1	Entire Agreement.

This Agreement, including the Disclosure Letters and Exhibits, contains the entire agreement between UBSH and FMB with respect to the Merger and the related transactions and supersedes all prior arrangements or understandings with respect thereto.

8.2	Binding Effect; No Third Party Rights.

This Agreement shall bind UBSH and FMB and their respective successors and assigns. Other than Sections 5.11 and 5.12, nothing in this Agreement is intended to confer upon any person, other than the parties hereto or their respective successors, any rights or remedies under or by reason of this Agreement.

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8.3	Waiver and Amendment.

Any term or provision of this Agreement may be waived in writing at any time by the party that is, or whose stockholders are, entitled to the benefits thereof, and this Agreement may be amended or supplemented by a written instrument duly executed by the parties hereto at any time, whether before or after the later of the date of the UBSH stockholders meeting or the FMB stockholders meeting, except statutory requirements and requisite approvals of stockholders and Governmental Authorities.

8.4	Governing Law.

This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia without regard to the conflict of law principles thereof.

8.5	Notices.

All notices, requests and other communications given or made under this Agreement must be in writing and will be deemed given (i) when personally delivered or facsimile transmitted (with confirmation), or (ii) on the third business day after being mailed by registered or certified mail (return receipt requested) to the persons and addresses set forth below or such other place as such party may specify by notice.

If to UBSH:

G. William Beale

President and Chief Executive Officer

Union Bankshares Corporation

Post Office Box 446

Bowling Green, Virginia 22427-0446

Tele:    (804) 632-2121

Fax:     (804) 633-1800

with a copy to:

George P. Whitley, Esq.

LeClairRyan, A Professional Corporation

Riverfront Plaza, East Tower

951 East Byrd Street

Richmond, Virginia 23219

Tele:    (804) 343-4089

Fax:     (804) 783-7628

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If to FMB:

David J. Fairchild

Chief Executive Officer

First Market Bank, FSB

111 Virginia Street, Suite 200

Richmond, Virginia 23219

Tele:    (804) 327-7566

Fax:     (804) 327-7534

with a copy to:

Joseph C. Carter III, Esq.

McGuireWoods

One James Center

901 East Cary Street

Richmond, Virginia 23219

Tele:    (804) 775-4307

Fax:     (804) 698-2028

8.6	Counterparts.

This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts together shall constitute one and the same agreement.

8.7	Waiver of Jury Trial.

Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation, directly or indirectly, arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) it understands and has considered the implications of this waiver and (ii) it makes this waiver voluntarily.

8.8	Severability.

In the event that any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provisions hereof. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. Further, the parties agree that a court of competent jurisdiction may reform any provision of this Agreement held invalid or unenforceable so as to reflect the intended agreement of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in counterparts by their duly authorized officers and their corporate seals to be affixed hereto, all as of the date first written above.

UNION BANKSHARES CORPORATION

By:	/s/ G. William Beale
G. William Beale
President and Chief Executive Officer

FIRST MARKET BANK, FSB

By:	/s/ David J. Fairchild
David J. Fairchild
Chief Executive Officer

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Exhibit 1.1(a)

To the Agreement and

Plan of Reorganization

PLAN OF MERGER

BETWEEN

FIRST MARKET BANK, FSB

AND

FMB-UBSH INTERIM BANK

Pursuant to this Plan of Merger (the “Plan of Merger”), First Market Bank, FSB, a federally chartered savings bank (“FMB”), shall merge with and into FMB-UBSH Interim Bank, a Virginia banking corporation (the “Acquisition Bank”).

ARTICLE 1

Terms of the Merger

1.1	The Merger.

Subject to the terms and conditions of the First Amended and Restated Agreement and Plan of Reorganization, dated as of March 30, 2009, between Union Bankshares Corporation, a Virginia corporation (“UBSH”), and FMB (the “Agreement”), at the Effective Date (as defined herein), FMB shall be merged with and into the Acquisition Bank, in accordance with the provisions of Virginia and federal law, and with the effects specified in Section 13.1-721 of the Virginia Stock Corporation Act and 12 CFR § 552.13 promulgated by the Office of Thrift Supervision (the “Merger”). The Acquisition Bank will be the surviving corporation in the Merger (the Acquisition Bank as existing on and after the Effective Date is sometimes referred to herein as the “Continuing Bank”). The Merger shall become effective on such date and time as may be determined in accordance with Section 1.2 of the Agreement (the “Effective Date”).

1.2	Articles of Incorporation and Bylaws.

At the Effective Date, the name of the Acquisition Bank shall be changed to First Market Bank, and the Articles of Incorporation and Bylaws of the Acquisition Bank shall be amended as provided for in Section 1.3(a) of the Agreement and thereafter shall become the Articles of Incorporation and Bylaws of the Continuing Bank. The Continuing Bank shall thereafter operate as a direct wholly-owned banking subsidiary of UBSH (from and after the Effective Date, UBSH shall be referred to as the “Continuing Corporation”).

ARTICLE 2

MERGER CONSIDERATION; EXCHANGE PROCEDURES

2.1	Conversion of FMB Stock.

At the Effective Date, by virtue of the Merger and without any action on the part of UBSH or FMB or their respective stockholders:

(a) Each share of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of FMB (collectively, the “FMB Common Stock”) issued and outstanding immediately before the Effective Date (other than the Dissenting Shares as defined in Section 2.6 of the Agreement) will be converted into and exchanged for 6,273.259 shares of common stock, par value $1.33 per share, of the Continuing Corporation (“Continuing Corporation Common Stock”) (the “Common Stock Exchange Ratio”).

(b) Each share of Series A 9% Non-Cumulative Preferred Stock of FMB (the “FMB Series A Preferred Stock”) issued and outstanding immediately before the Effective Date (other than the Dissenting Shares) will be converted into and exchanged for the number of shares of Continuing Corporation Common Stock that is equal to the quotient (the “Series A Exchange Ratio” and, together with the Common Stock Exchange Ratio, the “Capital Stock Exchange Ratios”) (rounded to the nearest one one-thousandth) determined by dividing $100,000 by the Average Share Price. The “Average Share Price” shall mean the average of the closing sales prices of a share of UBSH Common stock, as reported on the Nasdaq Global Select Market, for the ten trading-day period ending with the close of business on the fifth trading day preceding the Effective Date, provided the Average Share Price shall not be more than $16.89 nor less than $12.89.

(c) Each share of FMB Series B Preferred Stock issued and outstanding immediately before the Effective Date will be converted into and exchanged for one share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, of the Continuing Corporation (“Continuing Corporation Series B Preferred Stock”) with the preferences, rights and limitations set forth in Exhibit 1.3(b) of the Agreement.

(d) Each share and each fractional share of FMB Series C Preferred Stock (together with the FMB Series B Preferred Stock, the “FMB TARP Preferred Stock”) issued and outstanding immediately before the Effective Date will be converted into and exchanged for one share or an equivalent fractional share interest, as applicable, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of the Continuing Corporation (“Continuing Corporation Series C Preferred Stock” and, together with the Continuing Corporation Series B Preferred Stock, the “Continuing Corporation TARP Preferred Stock”) with the preferences, rights and limitations set forth in Exhibit 1.3(b) of the Agreement.

(e) Each share of common stock, par value $1.33 per share, of UBSH (“UBSH Common Stock”) issued and outstanding immediately before the Effective Date shall

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remain an issued and outstanding share of Continuing Corporation Common Stock. Each certificate previously representing shares of UBSH Common Stock shall continue to represent an equal number of shares of Continuing Corporation Common Stock on and after the Effective Date.

(f) All shares of FMB Common Stock, FMB Series A Preferred Stock (which, together with FMB Common Stock, shall collectively be referred to as “FMB Capital Stock”), and FMB TARP Preferred Stock converted pursuant to this Section 2.1 shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist as of the Effective Date.

(g) Each share of Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of UBSH (“UBSH Series A Preferred Stock”) issued and outstanding immediately before the Effective Date shall remain an issued and outstanding share Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of the Continuing Corporation (“Continuing Corporation Series A Preferred Stock”). Each certificate previously representing shares of UBSH Series A Preferred Stock shall continue to represent an equal number of shares of Continuing Corporation Series A Preferred Stock on and after the Effective Date.

(h) Each certificate previously representing shares of FMB Capital Stock (collectively, the “Old FMB Capital Stock Certificates”) shall cease to represent any rights except the right to receive with respect to each underlying share of FMB Capital Stock: (i) a new certificate representing the number of whole shares of Continuing Corporation Common Stock into which the shares of FMB Capital Stock represented by the Old FMB Capital Stock Certificate have been converted pursuant to this Section 2.1 upon the surrender of such Old FMB Capital Stock Certificate in accordance with Section 2.2, (ii) in accordance with Section 2.3, cash in lieu of fractional shares of Continuing Corporation Common Stock; and (iii) any dividends or distributions which the holder thereof has the right to receive pursuant to Section 2.5.

(i) Each certificate previously representing shares of FMB TARP Preferred Stock shall continue to represent an equal number of shares of the applicable series of Continuing Corporation TARP Preferred Stock. Such certificates may, but are not required, to be exchanged by the holders thereof after the Effective Date for new certificates representing an equal number of the applicable series of Continuing Corporation TARP Preferred Stock.

(j) Each share of capital stock of the Acquisition Bank issued and outstanding immediately before the Effective Date shall remain an issued and outstanding share of capital stock of the Continuing Bank.

2.2	Exchange Procedures.

(a) At the Effective Date, the Continuing Corporation shall deposit, or shall cause to be deposited, with its transfer agent or such other transfer agent or depository or trust institution approved by UBSH and FMB (the “Exchange Agent”), for the benefit of

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the holders of the Old FMB Capital Stock Certificates, certificates representing Continuing Corporation Common Stock (“New Certificates”), together with any dividends or distributions with respect thereto and any cash to be paid hereunder in lieu of fractional shares of Continuing Corporation Common Stock, without any interest thereon (the “Exchange Fund”), to be paid pursuant to this Article 2 in exchange for outstanding shares of FMB Capital Stock.

(b) As promptly as practicable after the Effective Date, the Continuing Corporation shall cause the Exchange Agent to send to each former stockholder of record of FMB immediately before the Effective Date transmittal materials for use in exchanging such stockholder’s Old FMB Capital Stock Certificates for New Certificates based upon the Capital Stock Exchange Ratios.

(c) The Continuing Corporation shall cause the New Certificates for shares of Continuing Corporation Common Stock into which shares of FMB Capital Stock are converted at the Effective Date or dividends or distributions which such stockholder shall be entitled to receive and any cash to be paid in lieu of fractional shares to be paid to such stockholder upon delivery to the Exchange Agent of Old FMB Capital Stock Certificates, together with the transmittal materials duly executed and completed in accordance with the instructions thereto. No interest will accrue or be paid on any such cash to be paid pursuant to Section 2.5.

(d) Any portion of the Exchange Fund that remains unclaimed by the stockholders of FMB for six months after the Effective Date shall be returned to the Continuing Corporation (together with any dividends or earnings in respect thereof). Any former stockholders of FMB who have not complied with this Article 2 shall thereafter be entitled to look only to the Continuing Corporation, and only as a general creditor thereof, for payment of the consideration deliverable in respect of each share of FMB Capital Stock such stockholder holds as determined pursuant to this Agreement, without any interest thereon.

(e) None of the Exchange Agent, any of the parties hereto or any of their respective Subsidiaries (as defined in the Agreement) shall be liable to any stockholder of FMB for any amount of property delivered to a public official pursuant to applicable abandoned property, escheat or similar laws.

2.3	No Fractional Shares.

Each holder of shares of FMB Capital Stock exchanged pursuant to the Merger which would otherwise have been entitled to receive a fraction of a share of Continuing Corporation Common Stock shall receive, in lieu thereof, cash (without interest and rounded to the nearest cent) in an amount equal to such fractional part of a share of Continuing Corporation Common Stock multiplied by the closing sale price of UBSH Common Stock on the NASDAQ Global Select Market on the trading day immediately preceding the Effective Date.

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2.4	Anti-Dilution.

In the event UBSH changes (or establishes a record date for changing) the number of shares of UBSH Common Stock issued and outstanding before the Effective Date as a result of a stock split, stock dividend, recapitalization, reclassification, reorganization or similar transaction, appropriate and proportional adjustments will be made to the Capital Stock Exchange Ratios.

2.5	Dividends.

No dividend or other distribution payable to the holders of record of FMB Capital Stock at, or as of, any time after the Effective Date will be paid to the holder of any Old FMB Capital Stock Certificates until such holder physically surrenders such certificate (or a customary indemnity if any of such certificate is lost, stolen or destroyed) for exchange as provided in Section 2.2 of this Plan of Merger, promptly after which time all such dividends or distributions will be paid (without interest).

2.6	Dissenting Shares.

Stockholders of FMB shall have the right to demand and receive payment of the fair value of their shares of FMB Capital Stock pursuant to the provisions of 12 CFR § 552.14 promulgated by the Office of Thrift Supervision (the “Dissenting Shares”).

ARTICLE 3

Conditions Precedent

The obligations of FMB and the Acquisition Bank to effect the Merger as herein provided shall be subject to satisfaction, unless duly waived, of the conditions set forth in the Agreement.

ARTICLE 4

Termination

This Plan of Merger may be terminated at any time before the Effective Date by the parties hereto as provided in Article 7 of the Agreement.

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Exhibit 1.3(c)

To the Agreement and

Plan of Reorganization

Form of Bylaw Amendments to Bylaws of the Continuing Corporation

Article II of the Bylaws shall be amended by adding a new Section 9 as set forth below.

SECTION 9. BOARD COMPOSITION.

(a) Effective as of the Effective Date (as defined in the First Amended and Restated Agreement and Plan of Reorganization, dated as of March 30, 2009, between Union Bankshares Corporation and First Market Bank, FSB (“FMB”), as the same may be amended from time to time (the “Merger Agreement”)), and notwithstanding any other provision of these Bylaws that may be to the contrary, the Board of Directors of the Corporation shall be comprised of thirteen directors, of which ten shall be members of the Board of Directors of the Corporation prior to the Effective Date chosen by the Corporation prior to the Effective Date (the “UBSH Directors”), one shall be a former member of the Board of Directors of FMB chosen by the Ukrop Stockholders (as defined in the Registration Rights Agreement, dated as of             , 2009 (the “Registration Rights Agreement”), between the Corporation and the persons listed on Schedule A to the Registration Rights Agreement) prior to the Effective Date (the “Ukrop Director”) and one shall be a former member of the Board of Directors of FMB chosen by Markel Stockholders prior to the Effective Date (the “Markel Director” and, together with the Ukrop Director, the “FMB Directors”). The current Chief Executive Officer of FMB shall also be a member of the Board of Directors of the Corporation. The UBSH Directors and the FMB Directors shall be apportioned among the three classes of the Board of Directors of the Corporation in a manner as nearly equal as possible.

(b) From and after the Effective Date through the third anniversary of the Effective Date, all vacancies on the Board of Directors of the Corporation created by the cessation of service of a UBSH Director shall be filled by a nominee proposed to the nominating committee of the Board of Directors of the Corporation by a majority of the remaining UBSH Directors, and all vacancies on the Board of Directors of the Corporation created by the cessation of service of a FMB Director shall be filled by a nominee proposed to the nominating committee of the Board of Directors of the Corporation by the Ukrop Stockholders or Markel Stockholders, as applicable.

(c) All directors so nominated and appointed or elected to the Board of Directors of the Corporation by proposal of the UBSH Directors shall be considered “UBSH Directors” for purposes of this Section 9, and all directors so nominated and appointed or elected to the Board of Directors of the Corporation by proposal of either the Ukrop Stockholders or the Markel Stockholders shall be considered “FMB Directors” for purposes of this Section 9.

(d) The provisions of this Section 9 may be modified, amended or repealed, and any By-law provision inconsistent with the provisions of this Section 9 may be adopted, only by an affirmative vote of the FMB Directors. In the event of any inconsistency between any provision of this Section 9 and any other provision of these By-laws or the Corporation’s other constituent documents, the provisions of this Section 9 are intended to control.

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ANNEX B

OPINION OF KEEFE, BRUYETTE & WOODS, INC.

March 30, 2009

The Board of Directors

Union Bankshares Corporation

211	North Main Street

Bowling Green, VA 22427

Members of the Board:

You have requested our opinion as investment bankers as to the fairness, from a financial point of view, to Union Bankshares Corporation (“UBSH”) of the consideration to be paid in the proposed merger (the “Merger”) of First Market Bank, FSB (“FMB”) with and into a newly-formed interim bank (the “Receiving Bank”), pursuant to the Agreement and Plan of Reorganization, dated as of March 30, 2009, between FMB and UBSH (the “Agreement”). The Receiving Bank, which shall be organized by UBSH as a direct wholly-owned subsidiary of UBSH solely to facilitate the Merger, will be the surviving corporation in the Merger (referred to herein as the “Continuing Bank”). Following the Merger, the Continuing Bank will be a direct wholly-owned banking subsidiary of UBSH. Pursuant to the terms of the Agreement, each outstanding share of Class A Common Stock, par value $0.01 per share, and Class B Common Stock, par value $0.01 per share, of FMB will be converted into and exchanged for 6,273 shares of common stock, par value $1.33 per share, of UBSH. Each share of Series A 9% Non-Cumulative Preferred Stock of FMB will be converted into and exchanged for the number of shares of UBSH Common Stock that is equal to the quotient determined by dividing $100,000 by the 10 day trading average share price as of the fifth business day preceding the closing date, provided the average price shall not be more than $16.89 nor less than $12.89. Each share of FMB Series B Preferred Stock issued and outstanding will be converted into and exchanged for one share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, of UBSH. Each share and each fractional share of FMB Series C Preferred Stock issued and outstanding will be converted into and exchanged for one share or an equivalent fractional share interest, as applicable, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series C, of UBSH. Each share of common stock, par value $1.33 per share, of UBSH issued and outstanding prior to the merger shall remain an issued and outstanding share of UBSH. The terms and conditions of the Merger are more fully set forth in the Agreement.

Keefe, Bruyette & Woods, Inc., has acted as financial advisor to UBSH. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. In the ordinary course of our business as a

Keefe, Bruyette & Woods • 787 Seventh Avenue • New York, NY 10019

212.887.7777 • Toll Free 800.966.1559 • www.kbw.com

broker-dealer, we may, from time to time, purchase securities from, and sell securities to, UBSH, and as a market maker in securities, we may from time to time have a long or short position in, and buy or sell, debt or equity securities of UBSH for our own account and for the accounts of our customers. To the extent we have any such positions as of the date of this opinion it has been disclosed to UBSH. We have acted exclusively for the Board of Directors of UBSH in rendering this fairness opinion and will receive a fee from UBSH for our services. A portion of our fee is contingent upon the successful completion of the Merger.

In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of FMB and UBSH and the Merger, including among other things, the following: (i) the Agreement; (ii) the annual regulatory reports of FMB for the three years ended December 31, 2008; (iii) certain interim regulatory reports of FMB; (iv) the Annual reports to Stockholders and Annual Reports on Form 10-K for the three years ended December 31, 2008 of UBSH; (v) certain interim reports to stockholders and Quarterly Reports on Form 10-Q of UBSH and certain other communications from FMB and UBSH to their respective stockholders; and (vi) other financial information concerning the businesses and operations of FMB and UBSH furnished to us by FMB and UBSH for purposes of our analysis. We have also held discussions with senior management of FMB and UBSH regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry. In addition, we have analyzed certain financial information for FMB and UBSH and compared stock market information for UBSH with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the banking industry and performed such other studies and analyses as we considered appropriate.

In conducting our review and arriving at our opinion, we have relied upon the accuracy and completeness of all of the financial and other information provided to us or publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility for such verification or accuracy. We have relied upon the management of FMB and UBSH as to the reasonableness and achievability of the financial and operating forecasts and projections (and the assumptions and bases therefore) provided to us, and we have assumed that such forecasts and projections reflect the best currently available estimates and judgments of such managements and that such forecasts and projections will be realized in the amounts and in the time periods currently estimated by such managements. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, with your consent, that the aggregate allowances for loan and lease losses for FMB and UBSH are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals of the property or assets of FMB or UBSH, nor have we examined any individual credit files.

We have assumed that, in all respects material to our analyses, the following: (i) the Merger will be completed substantially in accordance with the terms set forth in the Agreement; (ii) the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) each party to

2

the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) all conditions to the completion of the Merger will be satisfied without any waivers; and (v) in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of the combined entity or the contemplated benefits of the Merger, including the cost savings, revenue enhancements and related expenses expected to result from the Merger.

We have considered such financial and other factors as we have deemed appropriate under the circumstances, including, among others, the following: (i) the historical and current financial position and results of operations of FMB and UBSH; (ii) the assets and liabilities of FMB and UBSH; and (iii) the nature and terms of certain other merger transactions involving banks and bank holding companies. We have also taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. Our opinion does not address the underlying business decision of UBSH to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to UBSH.

We are not expressing any opinion about the fairness of the amount or nature of the compensation to any of the UBSH or FMB officers, directors or employees, or any class of such persons, relative to the compensation to the shareholders of FMB.

This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 2290 of the NASD Rules of the Financial Institutions Regulatory Authority.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the consideration to be paid in the merger is fair, from a financial point of view, to UBSH.

Very truly yours,

/s/ Keefe, Bruyette & Woods, Inc.

Keefe, Bruyette & Woods, Inc.

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ANNEX C

FORM OF REGISTRATION RIGHTS AGREEMENT

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of                     , 2009 (the “Agreement”), is made by and among Union Bankshares Corporation, a Virginia corporation (the “Company”) and the persons and entities listed on the attached Schedule A to this Agreement.

RECITALS

WHEREAS, the Company and First Market Bank, FSB, a federally chartered savings bank (“FMB”), have entered into that certain First Amended and Restated Agreement and Plan of Reorganization, dated as of March 30, 2009 (the “Merger Agreement”), providing for the business combination in which FMB will merge with and into a direct wholly-owned subsidiary of the Company (the “Merger”) organized to facilitate the transaction (the “Resulting Bank”), and thereafter Union Bank and Trust Company, a direct wholly-owned banking subsidiary of the Company, will merge with and into the Resulting Bank, at such time as is reasonably practicable after the Merger;

WHEREAS, it is a condition to the closing of the Merger that this Agreement be executed and delivered by the parties hereto and effective on the Effective Date (as defined in the Merger Agreement).

NOW, THEREFORE, the parties to this Agreement hereby agree as follows:

1.	Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to any Person, any other Person, directly or indirectly controlling, controlled by or under common control with such Person, whether through the ownership of voting securities, by contract or otherwise, and shall include, in the case of any Person that is a trust or is acting through a nominee, any successor trust or nominee.

“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the common stock of the Company, par value $1.33 per share which may be outstanding from time to time.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means any Markel Stockholder, Ukrop Stockholder or any assignee described in Section 8(h) hereof.

“Markel Stockholders” means Markel Corporation, Affiliates of Markel Corporation or any director of the Company who was nominated for election to the board by any Markel Stockholder.

“Person” means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or any agency or instrumentality thereof.

“Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented, including post-effective amendments, and all material incorporated by reference into such prospectus.

“Registration Expenses” means all expenses incurred by the Company in registering any Registrable Securities under the Securities Act and registering and qualifying such Registrable Securities in any states or other jurisdictions, including, but not limited to, (1) all registration and filing fees (including with respect to filings required to be made with Financial Industry Regulatory Authority (“FINRA”)); (2) fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or Holders in connection with all blue sky qualifications of the Registrable Securities); (3) printing (including expenses of printing certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses; (4) fees and disbursements of counsel for the Company, the underwriters and one counsel for the sellers of the Registrable Securities; (5) fees and disbursements of all independent certified public accountants of the Company (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance); (6) fees and disbursements of underwriters (excluding discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the sale of the Registrable Securities or legal expenses of any person or entity other than the Company, the underwriters and Holders); (7) fees and expenses of other persons or entities retained by the Company; and (8) fees and expenses associated with any FINRA filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any “qualified independent underwriter” (and its counsel) that is required to be retained in accordance with the rules and regulations of FINRA.

“Registration Statement” means any registration statement of the Company that covers any Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, all amendments and supplements to such registration statement (including post-effective amendments) and all exhibits and material incorporated by reference in such registration statement.

“Registrable Securities” means, on any given date, the shares of Common Stock then outstanding which were issued pursuant to the Merger and which are held by the Holders.

“Securities Act” means the Securities Act of 1933, as amended.

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“Ukrop Stockholders” means James E. Ukrop, Robert S. Ukrop, Ukrop’s Services, L.C., Ukrop’s Thrift Holdings, Inc., James Edward Ukrop, as Trustee of The Third Amended and Restated James Edward Ukrop Revocable Trust dated as of September 24, 2007, Robert Stephen Ukrop, as Trustee of The Amended and Restated Robert Stephen Ukrop Revocable Trust dated as of August 25, 2004, Jeffrey Brown Ukrop, as Trustee of The Jeffrey Brown Ukrop Revocable Trust Agreement dated as of March 26, 2008, Robert Scott Ukrop, as Trustee of the Amendment and Restatement of The Robert Scott Ukrop Revocable Declaration of Trust dated as of November 13, 2002, Joseph Edward Ukrop, as Trustee of The Joseph Edward Ukrop Revocable Trust Agreement dated as of September 19, 2002, Robert Stephen Ukrop, Jr., as Trustee of The Robert Stephen Ukrop, Jr. Revocable Trust Agreement dated as of June 1, 2008, Jacquelin Ukrop Aronson, as Trustee of The Jacquelin Ukrop Aronson Revocable Trust Agreement dated as of January 23, 2003, Nancy Joseph Ukrop Kantner, as Trustee of The Nancy Joseph Ukrop Kantner Revocable Trust Agreement dated as of January 16, 2009, Jayne Brown Ukrop, Trustee u/a dated December 30, 1976, made by Robert S. Ukrop f/b/o Nancy Joseph Ukrop, and James E. Ukrop and Robert S. Ukrop, Trustees u/a dated 12/31/76 made by Joseph Ukrop and Jacquelin L. Ukrop f/b/o Nancy Joseph Ukrop, Affiliates of any of the foregoing Persons or any director of the Company who was nominated for election to the board by any Ukrop Stockholder.

2.	Required Registration.

(a) The Company shall use its best efforts to register as soon as practicable after the date of this Agreement all of the Registrable Securities under the Securities Act on a Form S-3 Registration Statement allowing resales of the Registrable Securities from time to time by the Ukrop Stockholders, the Markel Stockholders and pledges or donees, if any, of their Registrable Securities and to cause the Registration Statement to be declared effective and to remain effective (the “Required Registration”).

(b) The Company shall exercise its reasonable best efforts to register and qualify the Registrable Securities covered by the Registration Statement described in this Section 2 in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

3.	Underwritten Demand Registration.

(a) If at any time after the date of this Agreement fifty percent, by shareholdings, of the Ukrop Stockholders or a majority, by shareholdings, of the Markel Stockholders (the “Initiating Holders”) request the Company to register all or part of their Registrable Securities in connection with a distribution pursuant to an underwriting (an “Underwritten Demand Registration”), the Company shall (x) promptly give written notice of such proposed Underwritten Demand Registration to all non-Initiating Holders of Registrable Securities, each of which shall have thirty (30) days after delivery of such notice to request the Company to include all or part of his or its Registrable Securities in such registration, and (y) use its best efforts to register as soon as practicable all Registrable Securities that Holders requested be included in such registration, provided that the Company shall have no such obligation to register any Registrable Securities pursuant to this Section 3 within the first six (6) months following the effective date of the Required Registration; provided, however, that if an Underwritten Demand

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Registration is withdrawn by the Majority Initiating Holders as defined in Section 3(c) below because of a material adverse effect on the business, properties, prospects, assets, liabilities, or condition (financial or otherwise) of the Company not known to them at the time they requested such registration, such registration shall not constitute an Underwritten Demand Registration for purposes of this Section 3.

(b) Notwithstanding anything to the contrary in Section 3(a), the Company shall not be obligated to take any action to register any Registrable Securities pursuant to a request for an Underwritten Demand Registration if (i) the number of Registrable Securities requested to be registered is less than 15% of the then Registrable Securities, or (ii) the request to register the Registrable Securities is made within 6 months of the effective date of another registration of Common Stock with respect to which the Holders had an opportunity to include their Registrable Securities.

(c) In connection with an Underwritten Demand Registration, the Company shall enter into an underwriting agreement with the managing underwriter or underwriters (the “Underwriter”) selected by Initiating Holders (the “Majority Initiating Holders”) holding a majority of the Registrable Securities that such Holders requested be registered pursuant to such registration; provided, however, that the Underwriter so selected must be reasonably acceptable to the Company.

(d) Notwithstanding anything to the contrary in Section 3, the right of any Holder to participate in an Underwritten Demand Registration shall be conditioned upon such Holder agreeing to (i) sell any of his or its Registrable Securities included in such registration on the basis provided in any underwriting arrangements approved by the Majority Initiating Holders, and (ii) complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

(e) If in connection with an Underwritten Demand Registration the Underwriter determines that market factors limit the number of Registrable Securities that can be underwritten, then the number of Registrable Securities of any holder thereof that can be included in such registration shall be equal to the product of (i) the maximum number of Registrable Securities that the Underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which shall equal the number of Registrable Securities that such holder thereof requested be included in such registration, and the denominator of which shall equal the total number of Registrable Securities that were requested to be included in such registration by all Holders thereof. If the number of Registrable Securities that any Holder requested to be included in an Underwritten Demand Registration is to be reduced as a result of market factors, the Company shall promptly notify such Holder of any such reduction and the number of Registrable Securities of such Holder that will be included in such registration.

(f) If in connection with an Underwritten Demand Registration any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from such underwriting by delivering written notice to the Company, the Underwriter and the Initiating

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Holders at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities withdrawn from such underwriting shall also be withdrawn from such registration.

(g) In the event of any Underwritten Demand Registration, the Company shall exercise its reasonable best efforts to register and qualify the Registrable Securities covered by the Registration Statement in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

(h) Notwithstanding anything else contained in this Section 3, the Company’s obligations under this Section 3 to use its reasonable best efforts to register as soon as practicable all Registrable Securities shall be suspended, at the option of the Company, for a total of not more than sixty (60) days if the Company determines in good faith that an event has occurred or conditions exist that result or may result in a Registration Statement or Prospectus containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading (a “Misstatement”). If the Company determines that a Registration Statement or Prospectus contains a Misstatement, the Company will use all reasonable efforts to cause the Registration Statement and the Prospectus to be amended or supplemented as soon as reasonably possible, so that any Misstatement that triggered the blackout period can be cured and the sale of the Registrable Securities continued as soon as reasonably possible.

(i) Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder of Registrable Securities shall forthwith discontinue disposition of Registrable Securities until the Holder has received copies of the supplemented or amended prospectus that corrects such Misstatement, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

Notwithstanding anything else contained in this Section 3, the rights granted to Holders of Registrable Securities under this Section 3 may only be exercised two times by each of (i) the Markel Stockholders (collectively) or (ii) the Ukrop Stockholders (collectively).

4.	Piggyback Registration.

(a) If the Company elects or is required to register any sale of the shares of any Common Stock, other than pursuant to Section 3 hereof or other than a Registration Statement filed on Form S-8 or Form S-4 (or any similar or successor forms issued by the Commission from time to time), the Company shall (i) promptly provide each Holder with written notice of such registration (a “Piggyback Registration”), which notice shall include a list of all jurisdictions in which the Company intends to register and qualify such Common Stock, and (ii) use its reasonable best efforts to include in such registration all the Registrable Securities requested to be included by any Holder within thirty (30) days after notice of such registration is delivered to Holders.

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(b) If the Company intends for the Common Stock being registered pursuant to any Piggyback Registration to be distributed pursuant to an underwriting (an “Underwritten Piggyback Registration”), the notice provided by the Company to Holders pursuant to Section 4(a) shall state that such registration will be underwritten.

(c) Notwithstanding anything to the contrary in Section 4, the right of any Holder to participate in an Underwritten Piggyback Registration shall be conditioned upon such Holder agreeing to (i) sell all of its Registrable Securities included in such registration on the basis provided in any underwriting arrangements approved by the Company, and (ii) complete and execute all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

(d) If in connection with any Underwritten Piggyback Registration the Underwriter determines that market factors limit the number of Registrable Securities that can be underwritten, the number of Registrable Securities of any Holder that can be included in such registration shall be equal to the product of (i) the maximum number of Registrable Securities that the Underwriter estimates can be underwritten in connection with such registration, and (ii) a fraction, the numerator of which shall equal the number of Registrable Securities that such Holder requested be included in such registration, and the denominator of which shall equal the total number of Registrable Securities that were requested to be included in such registration by all Holders. If the number of Registrable Securities that any Holder requested be included in an Underwritten Piggyback Registration is to be reduced as a result of market factors, the Company shall promptly notify such Holder of any such reduction and the number of Registrable Securities of such Holder that will be included in such registration.

(e) If in connection with any Underwritten Piggyback Registration any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw from such underwriting by delivering written notice to the Company and the Underwriter at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities withdrawn from such underwriting shall also be withdrawn from such registration.

(f) In connection with any Piggyback Registration, the Company shall exercise its best efforts to register and qualify the Registrable Securities included in such registration in each jurisdiction reasonably requested by each Holder of Registrable Securities included in such registration.

(g) Notwithstanding anything else contained in this Section 4, the rights granted under this Section 3 shall terminate on the date described in Section 3, above.

(h) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with this Agreement.

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5.	Registration Procedures.

The Company will keep each Holder of Registrable Securities that are included in any registration advised as to the initiation and completion of such registration. At its expense the Company shall: (a) use its reasonable best efforts to keep any such registration effective for a period of thirty (30) days or until each Holder has completed its distribution of Registrable Securities covered by such registration, whichever occurs earlier; and (b) furnish the number of Prospectuses (including preliminary prospectuses) and other documents as any Holder participating in a registration may reasonably request from time to time.

6.	Registration Expenses.

Except to the extent otherwise provided in this Agreement, all Registration Expenses incurred in connection with the Required Registration and any Piggyback Registration shall be borne by the Company, whether or not a Registration Statement becomes effective. All Registration Expenses incurred in connection with an Underwritten Demand Registration or any other registration of Registrable Securities shall be borne by the Holders.

7.	Indemnification.

(a) The Company agrees to indemnify and hold harmless (i) each Holder, and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) such Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an (“Indemnified Party”)), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Party) (each, a “Liability” and collectively, “Liabilities”) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, any Free Writing Prospectus (as defined below), any prospectus, or any preliminary prospectus, or in any such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Liability (x) arises out of or is based upon any such untrue statement or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Holder that is furnished in writing to the Company by such Holder expressly for use in a Registration Statement or any amendment thereto, any prospectus or any supplement thereto, or any preliminary prospectus, (y) arises out of or is based upon offers or sales effected by the Holder “by means of” (as defined in Securities Act Rule 159A) a “free writing prospectus” (as defined in Securities Act Rule 405) (a “Free Writing Prospectus”) that was not authorized in writing by the Company, or (z) for any Liability which was caused by the Holder’s

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failure to deliver or make available to the Holder’s immediate purchaser a copy of the Registration Statement or prospectus or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available).

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Parties with respect to which indemnity may be sought against the Company, such Indemnified Party (or the Indemnified Party controlled by such controlling person) shall promptly notify the Company in writing (provided, that the failure to give such notice shall not relieve the Company of its obligations pursuant to this Agreement). Such Indemnified Party shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder), provided, however, that the Company shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for Indemnified Parties, which firm shall be designated by the Indemnified Parties. The Company shall be liable for any settlement of any such action or proceeding consented to by the Company, and the Company agrees to indemnify and hold harmless any Indemnified Party from and against any Liability by reason of any settlement of any action consented to by the Company. The Company shall not, without the prior written consent of each Indemnified Party, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought under this Section 7 (whether or not any Indemnified Party is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Party from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, and its respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company to each of the Indemnified Parties, but only (x) if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information relating to the Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement or prospectus or any amendment or supplement to either thereof, or such preliminary prospectus, (y) for any Liability which arises out of or is based upon offers or sales by such Holder pursuant to a Free Writing Prospectus that was not authorized in writing by the Company, or (z) for any Liability which was caused by such Holder’s failure to deliver or make available to such Holder’s immediate purchaser a copy of the Registration Statement or prospectus or any amendments or supplements thereto (if the same was required by applicable law to be delivered or made available); provided that the indemnity provided by such Holder under this Section 7(b) shall be limited in amount to the lesser of (A) such Holder’s allocable portion (based on the number of Registrable Securities included in the Registration Statement) of the liability for indemnification, and (B) the net amount of proceeds received by such Holder from the sale of

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Registrable Securities pursuant to the Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against an Holder, such Holder shall have the rights and duties given the Company and the Company or its directors or officers or such controlling person shall have the rights and duties given to each Indemnified Party by the preceding paragraph.

(c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or Section 7(b) (other than by reason of exceptions provided in those Sections) in respect of any Liability referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Holder on the other in connection with the statements or omissions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Party on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7c), no Holder shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an Indemnified Party if the indemnification provided in this Section 7 were available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.	Miscellaneous.

(a) This Agreement constitutes the entire contract among the Company and the Holders relative to the subject matters hereof. Any previous agreement between the Company and the Holders concerning registration rights of Registrable Securities or the right to obtain information about the Company is superseded by this Agreement.

(b) None of the provisions of this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions thereof may not be given, unless the Company has obtained the written consent of a majority, by shareholdings, of the Markel Stockholders and a majority, by shareholdings, of the Ukrop Stockholders and

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provided that a waiver or consent to departure from the provisions of this Agreement that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to a Registration Statement and that does not directly or indirectly adversely affect the rights of any other Holders may be given by the holders of a majority of the Registrable Securities being sold. Notwithstanding the foregoing, no Holder’s rights under Section 7 may be adversely affected without the consent of such Holder.

(c) This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia (without regard to the principles of conflicts of laws thereof).

(d) The sole and exclusive venue for any action arising out of this Agreement shall be a state or federal court situated in the City of Richmond, Virginia, and the parties agree to the personal jurisdiction of such courts. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover from the other party reasonable attorneys’ fees, court costs and expenses, incurred in that action or proceeding, in addition to any other relief to which such party may be entitled.

(e) In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(f) Any notice required or permitted hereunder shall be given in writing and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, transmitted by fax, or mailed by registered or certified mail (postage prepaid), return receipt requested, addressed (i) if to the Company, as set forth below the Company’s name on the signature page of this Agreement, and (ii) if to an Holder, at such Holder’s address as set forth on the counterpart signature page to this Agreement, or at such other address as the Company or such Holder may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (x) on the date delivered, if by messenger or courier service; (y) on the date of the confirmation of receipt, if by fax; and (z) either upon the date of receipt or refusal of delivery, if mailed.

(g) The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

(h) The rights granted each Holder pursuant to this Agreement may only be assigned by such Holder to (i) an Affiliate of the Holder, (ii) to individuals who would be encompassed within the definition of “members of a family” as to the Holder (as the term “members of family” is defined in Section 1361(c)(1)(B) of the Internal Revenue Code of 1986, as amended), (iii) pursuant to the laws of descent and distribution, or (iv) the legal successor in interest by operation of law.

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(i) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the Holders as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities, subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities required in order to be entitled to certain rights, or take certain actions, contained herein.

(j) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

UNION BANKSHARES CORPORATION

By:
Name: Title:

HOLDER:

Name

Address

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Holders of Common Stock

Registration Rights Agreement – Common Stock

COUNTERPART SIGNATURE PAGES

Name of Stockholder:

Signature:

Print Name of Signatory:

Title of Signatory:

Address of Signatory:

Name of Stockholder:

Signature:

Print Name of Signatory:

Title of Signatory:

Address of Signatory:

Name of Stockholder:

Signature:

Print Name of Signatory:

Title of Signatory:

Address of Signatory:

Schedule A

List of Holders

1.	Markel Corporation

2.	Those persons and entities identified under the definition of “Ukrop Stockholders” in the Agreement

☒	PLEASE MARK VOTES	REVOCABLE PROXY
	AS IN THIS EXAMPLE	UNION BANKSHARES CORPORATION

				For	Against	Abstain
SPECIAL MEETING OF SHAREHOLDERS , 2009 The undersigned hereby appoints G. William Beale and Janis Orfe, jointly and severally, proxies, with full power to act alone and with full power of substitution, to represent the undersigned and vote all shares of Union Bankshares Corporation standing in the name of the undersigned at the Special Meeting of Shareholders of Union Bankshares Corporation to be held on , 2009, at a.m. at 24010 Partnership Boulevard, Ruther Glen, Virginia 22546, or any adjournment thereof, on each of the following matters:		1.

To approve the issuance of up to approximately 7.5 million shares of Union Bankshares Corporation (“UBSH”) common stock to the shareholders of First Market Bank, FSB (“FMB”) in accordance with the First Amended and Restated Agreement and Plan of Reorganization, entered into on June 19, 2009 and dated and made effective as of March 30, 2009, between UBSH and FMB, and a related Plan of Merger (together, the “merger agreement”), whereby FMB will merge with and into a newly-formed interim bank subsidiary of UBSH upon the terms and subject to the conditions set forth in the merger agreement;

				☐	☐	☐
				For	Against	Abstain
		2.	To amend the articles of incorporation of UBSH to change its name to [“Union First Market Bankshares Corporation”];	☐	☐	☐
				For	Against	Abstain
3.

To adjourn or postpone the special meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the special meeting to approve the matters to be considered by the shareholders at the meeting; and

				☐	☐	☐
Please be sure to date and sign this proxy card in the box below.	Date	4.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.
		The meeting will be followed by a reception. Please check this box if you plan to attend.		g		☐

Sign above		This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” each proposal.

¿    Detach above card, sign, date and mail in postage paid envelope provided.     ¿

UNION BANKSHARES CORPORATION

PLEASE ACT PROMPTLY

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

When signing as attorney, executor, administrator, trustee or guardian, please give full title. If more than one fiduciary, all should sign. All joint owners MUST sign.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON _____ __, 2009.
PROXY MATERIALS ARE AVAILABLE ON-LINE AT:
________________